                                                                    Exhibit 10.1

================================================================================


                      AMENDED AND RESTATED CREDIT AGREEMENT


                             Dated as of May 1, 1998


                                  By and among


                      MILLBROOK DISTRIBUTION SERVICES INC.,

                        THE B. MANISCHEWITZ COMPANY, LLC,

                            THE LENDERS NAMED HEREIN,

                                       and

                       THE CHASE MANHATTAN BANK, AS AGENT

                                       and

                         NATIONSBANK, N.A., AS CO-AGENT


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

I.    DEFINITIONS.................................................................................................2
                  SECTION 1.01.  Certain Defined Terms............................................................2
                  SECTION 1.02.  Accounting Terms................................................................24

II.   THE LOANS..................................................................................................25
                  SECTION 2.01.  Term Loan Commitments and Revolving Credit
                                 Commitments.....................................................................25
                  SECTION 2.02.  Loans...........................................................................26
                  SECTION 2.03.  Notice of Loans.................................................................28
                  SECTION 2.04.  Notes; Repayment of Loans.......................................................28
                  SECTION 2.05.  Interest on Loans...............................................................31
                  SECTION 2.06.  Fees............................................................................31
                  SECTION 2.07.  Termination and Reduction of Revolving Credit
                                 Commitments and Term Loan Commitments...........................................32
                  SECTION 2.08.  Interest on Overdue Amounts; Alternate Rate of Interest.........................32
                  SECTION 2.09.  Prepayment of Loans.............................................................33
                  SECTION 2.10.  Reserve Requirements; Change in
                                 Circumstances...................................................................36
                  SECTION 2.11.  Change in Legality..............................................................38
                  SECTION 2.12.  Indemnity.......................................................................39
                  SECTION 2.13.  Pro Rata Treatment; Assumption by and
                                 Delegation of Authority to the Agent............................................40
                  SECTION 2.14.  Sharing of Setoffs..............................................................43
                  SECTION 2.15.  Payments and Computations.......................................................43
                  SECTION 2.16.  Taxes...........................................................................45
                  SECTION 2.17.  Issuance of Letters of Credit...................................................47
                  SECTION 2.18.  Payment of Letters of Credit; Reimbursement.....................................48
                  SECTION 2.19.  Agent's Actions with respect to Letters of Credit...............................50
                  SECTION 2.20.  Letter of Credit Fees...........................................................50
                  SECTION 2.21.  Duty to Mitigate; Assignment of Commitments
                                 Under Certain Circumstances.....................................................51

III.  COLLATERAL SECURITY........................................................................................51
                  SECTION 3.01.  Security Documents..............................................................51
                  SECTION 3.02.  Filing and Recording............................................................52

IV.   REPRESENTATIONS AND WARRANTIES.............................................................................52
                  SECTION 4.01.  Organization, Legal Existence...................................................52
                  SECTION 4.02.  Authorization...................................................................53
                  SECTION 4.03.  Governmental Approvals..........................................................53
                  SECTION 4.04.  Binding Effect..................................................................53

                  SECTION 4.05.  Material Adverse Change.........................................................53
                  SECTION 4.06.  Litigation; Compliance with Laws; etc...........................................54
                  SECTION 4.07.  Financial Statements............................................................54
                  SECTION 4.08.  Federal Reserve Regulations.....................................................55
                  SECTION 4.09.  Taxes...........................................................................55
                  SECTION 4.10.  Employee Benefit Plans..........................................................56
                  SECTION 4.11.  No Material Misstatements.......................................................58
                  SECTION 4.12.  Investment Company Act; Public Utility
                                 Holding Company Act.............................................................58
                  SECTION 4.13.  Security Interest...............................................................58
                  SECTION 4.14.  Use of Proceeds.................................................................58
                  SECTION 4.15.  Subsidiaries....................................................................58
                  SECTION 4.16.  Title to Properties; Possession Under Leases;
                                 Trademarks......................................................................58
                  SECTION 4.17.  Solvency........................................................................59
                  SECTION 4.18.  Permits, etc....................................................................60
                  SECTION 4.19.  Compliance with Environmental Laws..............................................60
                  SECTION 4.20.  No Change in Credit Criteria or Collection
                                 Policies........................................................................61
                  SECTION 4.21.  Employee Matters................................................................61
                  SECTION 4.22.  Manischewitz Acquisition........................................................61
                  SECTION 4.23.  Year 2000.......................................................................62

V.    CONDITIONS OF CREDIT EVENTS................................................................................62
                  SECTION 5.01.  All Credit Events...............................................................62
                  SECTION 5.02.  First Borrowing.................................................................62

VI.   AFFIRMATIVE COVENANTS......................................................................................67
                  SECTION 6.01.  Legal Existence.................................................................67
                  SECTION 6.02.  Businesses and Properties.......................................................67
                  SECTION 6.03.  Insurance.......................................................................68
                  SECTION 6.04.  Taxes...........................................................................68
                  SECTION 6.05.  Financial Statements, Reports, etc..............................................69
                  SECTION 6.06.  Litigation and Other Notices....................................................71
                  SECTION 6.07.  ERISA...........................................................................72
                  SECTION 6.08.  Maintaining Records; Access to Properties and
                                 Inspections; Right to Audit.....................................................73
                  SECTION 6.09.  Use of Proceeds.................................................................74
                  SECTION 6.10.  Fiscal Year-End.................................................................74
                  SECTION 6.11.  Further Assurances..............................................................74
                  SECTION 6.12.  Additional Grantors and Guarantors..............................................74
                  SECTION 6.13.  Environmental Laws..............................................................74

                  SECTION 6.14.  Pay Obligations to Lenders and Perform Other
                                 Covenants.......................................................................76
                  SECTION 6.15.  Maintain Operating Accounts.....................................................77
                  SECTION 6.16.  Interest Rate Protection........................................................77
                  SECTION 6.17.  Landlord Waivers................................................................77
                  SECTION 6.18.  Year 2000.......................................................................77
                  SECTION 6.19.  Lock-Box Accounts...............................................................77

VII.  NEGATIVE COVENANTS.........................................................................................77
                  SECTION 7.01.  Liens...........................................................................77
                  SECTION 7.02.  Sale and Lease-Back Transactions................................................79
                  SECTION 7.03.  Indebtedness....................................................................79
                  SECTION 7.04.  Dividends, Distributions and Payments...........................................80
                  SECTION 7.05.  Consolidations, Mergers and Sales of Assets.....................................81
                  SECTION 7.06.  Investments.....................................................................81
                  SECTION 7.07.  Capital Expenditures............................................................82
                  SECTION 7.08.  Debt Service Coverage Ratio.....................................................83
                  SECTION 7.09.  Leverage Ratio; EBITDA; Availability............................................83
                  SECTION 7.10.  Business........................................................................84
                  SECTION 7.11.  Sales of Receivables............................................................84
                  SECTION 7.12.  Use of Proceeds.................................................................84
                  SECTION 7.13.  ERISA...........................................................................84
                  SECTION 7.14.  Accounting Changes..............................................................85
                  SECTION 7.15.  Prepayment or Modification of Indebtedness;
                                 Modification of Charter Documents...............................................85
                  SECTION 7.16.  Transactions with Affiliates....................................................85
                  SECTION 7.17.  Negative Pledges, Etc...........................................................85
                  SECTION 7.18.  Consulting Fees.................................................................85

VIII.  EVENTS OF DEFAULT.........................................................................................86

IX.    AGENT.....................................................................................................89

X.     MANAGEMENT, COLLECTION AND STATUS OF RECEIVABLES AND
       OTHER COLLATERAL..........................................................................................94
                  SECTION 10.01.  Collection of Receivables; Management
                                  of Collateral..................................................................94
                  SECTION 10.02.  Receivables Documentation......................................................96
                  SECTION 10.03.  Status of Receivables and Other Collateral.....................................96
                  SECTION 10.04.  Monthly Statement of Account...................................................98
                  SECTION 10.05.  Collateral Custodian...........................................................98

XI.  MISCELLANEOUS...............................................................................................98
                  SECTION 11.01.  Notices........................................................................98
                  SECTION 11.02.  Survival of Agreement..........................................................99
                  SECTION 11.03.  Successors and Assigns; Participations.........................................99
                  SECTION 11.04.  Expenses; Indemnity...........................................................103
                  SECTION 11.05.  Applicable Law................................................................104
                  SECTION 11.06.  Right of Setoff...............................................................104
                  SECTION 11.07.  Payments on Business Days.....................................................105
                  SECTION 11.08.  Waivers; Amendments...........................................................105
                  SECTION 11.09.  Severability..................................................................107
                  SECTION 11.10.  Entire Agreement; Waiver of Jury Trial, etc...................................107
                  SECTION 11.11.  Confidentiality...............................................................107
                  SECTION 11.12.  Submission to Jurisdiction....................................................108
                  SECTION 11.13.  Counterparts..................................................................108
                  SECTION 11.14.  Headings......................................................................109

EXHIBITS

EXHIBIT A             Form of Term Note
EXHIBIT B             Form of Revolving Credit Note
EXHIBIT C             Form of Opinion of Counsel
EXHIBIT D             Form of Pledge Agreement
EXHIBIT E             Form of Security Agreement (Millbrook)
EXHIBIT E-1           Form of Security Agreement (Manischewitz)
EXHIBIT F             Form of Assignment and Acceptance
EXHIBIT G             Form of Security Agreement - Patents and
                        Trademarks
EXHIBIT G-1           Form of Security Agreement - Patents, Trademarks and
                        Copyrights (Manischewitz)
EXHIBIT H             Form of Intercompany Indebtedness


SCHEDULES

SCHEDULE 2.01(a)   Term Loan Commitments
SCHEDULE 2.01(b)   Revolving Credit Commitments
SCHEDULE 2.02               Domestic Lending Offices
SCHEDULE 2.03               Eurodollar Lending Offices
SCHEDULE 4.01               Qualified Jurisdictions
SCHEDULE 4.05               Material Adverse Change
SCHEDULE 4.06(a)   Litigation
SCHEDULE 4.06(b)   Compliance with Laws
SCHEDULE 4.09               Taxes

SCHEDULE 4.10               Multi-Employer Plans
SCHEDULE 4.16(a)   Title to Properties
SCHEDULE 4.16(c)   Ownership of Trademarks
SCHEDULE 4.18               Permits
SCHEDULE 4.19               Environmental Law Compliance
SCHEDULE 6.05(g)   Borrowing Base Certificate
SCHEDULE 7.01               Existing Liens
SCHEDULE 7.03               Existing Indebtedness
SCHEDULE 7.06               Investments

                  AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 1, 1998, by and among MILLBROOK DISTRIBUTION SERVICES INC., a Delaware corporation ("Millbrook"), THE B. MANISCHEWITZ COMPANY, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the financial institutions from time to time party hereto, initially consisting of those financial institutions listed on Schedules 2.01(a) and 2.01(b) annexed hereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"), and NATIONSBANK, N.A., as Co-Agent and Documentation Agent.


                  The Lenders made Loans available to Millbrook under the Original Credit Agreement (such term and all other capitalized terms used in this paragraph having the respective meanings ascribed to such terms above or in
Article I) up to an aggregate principal amount of $99,510,000 in the form of (a) a Term Loan to Millbrook in an aggregate original principal amount of $9,310,000 and (b) Revolving Credit Loans in an aggregate principal amount not in excess of $90,200,000 at any time outstanding. All of the proceeds of the Term Loan and a portion of the proceeds of the Revolving Credit Loans made on the Original Closing Date were used to partially finance the consideration being paid pursuant to the Millbrook Acquisition Agreement. The proceeds of Revolving Credit Loans made prior to the Closing Date were also used by Millbrook for working capital and other general corporate purposes of Millbrook.

                  The parties hereto desire to amend and restate the Original Credit Agreement to provide for, among other things, Manischewitz becoming jointly and severally liable, as a borrower hereunder, for the Term Loan and the Revolving Credit Loans. The proceeds of Revolving Credit Loans made after the Closing Date shall be used for working capital and other general corporate purposes of the Borrowers. The Grantors will continue to provide Collateral in accordance with the provisions of this Agreement and the Security Documents. The Lenders are severally, and not jointly, willing to continue to extend such Loans to the Borrowers subject to the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Lenders, the Agent and the Co-Agent hereby agree as follows:


I.  DEFINITIONS

                  SECTION 1.01. Certain Defined Terms. For purposes hereof, the following terms shall have the meanings specified below:

                  "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (i) the LIBO Rate in effect for such Interest Period and (ii) Statutory Reserves. For purposes hereof, "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets which may be available from time to time to any Lender under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Affiliate" of any person shall mean any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract.

                  "Agent" shall have the meaning assigned to such term in the preamble to this Agreement except that, solely with respect to the Mortgages, and the rights and obligations of the mortgagee thereunder, NationsBank, N.A. shall act as Agent.

                  "Agreement" shall mean this agreement as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

                  "Alternate Base Loan" shall mean a Loan based on the Alternate Base Rate in accordance with Article II hereof.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1%, and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent at its principal office in New York City as its prime rate in effect at such time. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
(ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by the Agent and whom the Agent regularly utilizes for such purpose. "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal, established by the Board and any other banking authority to which the Agent is subject, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "Assessment Rate" shall mean, for any day, the annual assessment rate (net of refunds and rounded upwards, if necessary, to the next 1/16 of 1%) estimated by the Agent (in good faith, but in no event in excess of statutory or regulatory maximums) to be payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's domestic offices during the current calendar year. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent and whom the Agent regularly utilizes for such purpose. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including, the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee and accepted by the Agent, in substantially the form of Exhibit F annexed hereto.

                  "Availability" shall mean at any time (i) the lesser at such time of (x) the Total Revolving Credit Commitment and (y) the Borrowing Base, minus (ii) the sum at such time, without duplication, of (x) the unpaid principal balance on the Revolving Credit Loans together with all reserves established pursuant to this Agreement including, without limitation, to the extent landlord waivers are not obtained within 60 days of the Closing Date, a two month rent reserve for all Collateral locations where a landlord's waiver has not been obtained, Section 2.01, with respect to any exposure to any Lender pursuant to Section 6.16, and Section 7.01(c) hereof and
(y) the Letter of Credit Usage. The Agent shall notify the Borrowers of all reserves established pursuant to this Agreement subsequent to the Closing Date and such reserves shall become effective fifteen days after such notice has been given in accordance with Section 11.01 hereof.

                  "Bernstein" shall mean, collectively, (i) Mr. Richard A. Bernstein, (ii) trusts for the benefit of Mr. Bernstein and/or members of his immediate family and (iii) in the event of the incompetence or death of Mr. Bernstein, his estate, executor, administrator or other personal representative.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "Borrowers" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Borrowing Base" shall have the meaning assigned to such term in Section 2.01(b) hereof.

                  "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday in the State of New York, on which banks are open for substantially all their banking business in New York City, except that, if any determination of a "Business Day" shall relate to a Eurodollar Loan, the term "Business Day" shall in addition exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Buy-Out Amount" shall have the meaning assigned to such term in Sec tion 7.04 hereof.

                  "Capital Expenditures" shall mean all expenditures with respect to any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including the direct or indirect acquisition of such assets.

                  "Capitalized Lease Obligation" shall mean an obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash Interest Expense" shall mean, with respect to any person for any period, the Interest Expense less any amounts payable with respect to the Rate Agreements of such person for such period less all non-cash items constituting or otherwise included in the definition of Interest Expense during such period (including, without limitation, amortization of debt discounts and payments of interest on Indebtedness by issuance of Indebtedness).

                  "Change of Control" shall mean any of (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Enterprises to any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a "Group"), together with any Affiliates thereof other than to Holdings or a wholly owned subsidiary of Holdings (or any successor thereto) or to Bernstein or an entity controlled by Bernstein, (ii) the approval by the holders of the issued and outstanding capital stock of Enterprises of any plan or proposal for the liquidation or dissolution of Enterprises, (iii) any person or Group (other than Bernstein) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Enterprises, (iv) the replacement of a majority of the Board of Directors of Enterprises over a two-year period from the directors who constituted the Board of Directors of Enterprises at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of Enterprises then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved, (v) Enterprises shall cease to own (directly or indirectly) 100% of all classes of stock of Millbrook or (vi) Enterprises shall cease to own (directly or indirectly) 100% of the voting equity interests of Manischewitz.

                  "Closing Date" shall mean the date of the first borrowing under this Agreement, but in no event later than May 1, 1998.

                  "Co-Agent" shall mean NationsBank, N.A. in its capacity as Co-Agent and Documentation Agent.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall mean all collateral and security as described in the Security Documents.

                  "Commitment" shall mean, with respect to each Lender, the sum of the Term Loan Commitment of such Lender as set forth in Schedule 2.01(a), and the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b), as each may be adjusted from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                  "Consolidated" shall mean, in respect of any person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP for the person and all consolidated subsidiaries thereof.

                  "Contaminant" shall mean all Hazardous Materials and all those substances which are regulated by or form the basis of liability under Federal, state or local environmental, health and safety statutes or regulations or any other material or substance which constitutes a material health, safety or environmental hazard to any person or property.

                  "Credit Event" shall mean each borrowing and each issuance of a Letter of Credit hereunder.

                  "Credits" shall mean the Loans and Letters of Credit.

                  "Cure Loans" shall have the meaning assigned to such term in
Section 2.13(d) hereof.

                  "Customer" shall mean and include the account debtor or obligor with respect to any Receivable.

                  "Debt Service Coverage Ratio" shall mean, with respect to any person for any period, the ratio of (i) EBITDA for the four most recent consecutive fiscal quarters ending on or prior to the date of determination minus Capital Expenditures (including, without limitation, Capitalized Lease Obligations) made during such period minus all Permitted Dividends and Distributions made during such period minus federal, state and local income taxes actually paid in cash during such period to (ii) the sum of (x) the Cash Interest Expense of such person for the four most recent consecutive fiscal quarters ending on or prior to the date of determination and (y) the aggregate Debt Service Expense of such person for such period.

                  "Debt Service Expense" shall mean, with respect to any person for any period, the aggregate of regularly scheduled principal payments (other than a Mandatory Prepayment) of all long-term Indebtedness made in cash by such person during such period on a Consolidated basis in accordance with GAAP.

                  "Default" shall mean any event or condition which, with notice or lapse of time or both, would constitute an Event of Default.

                  "dollars" or the symbol "$" shall mean lawful currency of the United States of America.

                  "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in Schedule 2.02 annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Agent.

                  "EBITDA" shall mean with respect to any person for any period of time, the sum of (i) Net Income, (ii) Interest Expense, (iii) depreciation and amortization, (iv) provision for LIFO adjustment for inventory valuation,
(v) non-cash portion of deferred compensation expenses and other non-cash charges which reduced Net Income, and (vi) federal, state and local income taxes, in each case of such person for such period, computed and calculated in accordance with GAAP.

                  "Eligible Inventory" shall mean inventory which is, in the reasonable opinion of the Agent, not obsolete, slow-moving or unmerchantable and is and at all times shall continue to be reasonably acceptable to the Agent; provided, however, that Eligible Inventory shall in no event include inventory which (i) is not located at one of the addresses for locations of Collateral set forth on Schedule I to the Security Agreement (Millbrook) or Security Agreement (Manischewitz), as applicable, and with respect to which the Agent has not been granted and has not perfected a valid, first priority security interest, (ii) is damaged, (iii) is in-transit or (iv) has been returned or rejected by a Customer and is not readily available for resale to a Customer. Standards of eligibility may be fixed and revised from time to time solely by the Agent in the Agent's exclusive reasonable judgment; provided, that the Agent shall promptly notify the Borrowers of any change in the standards of eligibility and such change shall become effective 15 days following the date such notification has been given in accordance with Section 11.01 hereof. In determining eligibility, the Agent may, but need not, rely on reports and schedules furnished by the Borrowers but reliance by the Agent thereon from time to time shall not be deemed to limit the right of the Agent to revise standards of eligibility at any time as to both present and future inventory of the Borrowers.

                  "Eligible Receivables" shall mean Receivables created by a Borrower arising out of the sale of goods or rendition of services by such Borrower, which are and at all times shall continue to be reasonably acceptable to the Agent. Standards of eligibility may be fixed and revised from time to time solely by the Agent in the Agent's reasonable judgment; provided, that the Agent shall promptly notify the Borrowers of any change in the standards of eligibility and such change shall become effective 15 days following the date such notification has been given in accordance with Section 11.01 hereof. In general, without limiting the foregoing, a Receivable shall in no event be deemed to be an Eligible Receivable unless: (a) all payments due on the Receivable have been invoiced and the underlying goods shipped or services performed, as the case may be; (b) the payment due on the Receivable is not more than 90 days past the invoice date (or in the case of Manischewitz, the due date, if the due date is consistent with past practices (subject to field examination confirmation reasonably satisfactory to the Agent)); (c) the payments due on more than 50% of all Receivables from the same Customer are less than 90 days past the invoice date (or in the case of Manischewitz, the due date, if the due date is consistent with past practices (subject to field examination confirmation reasonably satisfactory to the Agent)); (d) the Receivable arose from a completed and bona fide transaction (and with respect to a sale of goods, a transaction in which title has passed to the Customer) which requires no further act under any circumstances on the part of the applicable Borrower in order to cause such Receivable to be payable in full by the Customer; (e) the Receivable is free and clear of all security interests and Liens of any nature whatsoever other than any security interest deemed to be held by the applicable Borrower or any security interest created in favor of the Agent for the benefit of the Lenders pursuant to the Security Documents or permitted by Section 7.01 hereof; (f) the Receivable constitutes an "account" or "chattel paper" within the meaning of the Uniform Commercial Code of the state in which the Receivable is located; (g) the Customer has not asserted that the Receivable, and the applicable Borrower is not aware that the Receivable, arises out of a bill and hold (except for any such arrangement that would not in accordance with GAAP be recorded as a sale), consignment or progress billing arrangement or is subject to any setoff, contra, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense arising out of the transactions represented by the Receivables or independently thereof (provided that such Receivable shall only be ineligible to the extent thereof) and the Customer has finally accepted the goods from the sale out of which the Receivable arose and has not objected to its liability thereon or returned, rejected or repossessed any of such goods, except for complaints made or goods returned in the ordinary course of business for which, in the case of goods returned, goods of equal or greater value have been shipped in return; (h) the Receivable arose in the ordinary course of business of the applicable Borrower; (i) the Customer is not (x) the United States government or the government of any state or political subdivision thereof or therein, or any agency or department of any thereof or (y) an Affiliate of Holdings, Enterprises, a Borrower or any subsidiary of any thereof;
(j) the Customer is a United States person or an obligor in the United States;
(k) the Receivable complies with all material requirements of all applicable laws and regulations, whether Federal, state or local (including, without limitation, usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy); (l) to the knowledge of the applicable Borrower, the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the Customer enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles; (m) the Receivable is denominated in and provides for payment by the Customer in dollars; (n) the Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with GAAP or the customary business practices of the applicable Borrower as then in effect; (o) the Agent on behalf of the Lenders possesses a valid, perfected first priority security interest in such Receivable as security for payment of the Obligations; (p) the Receivable is not with respect to a Customer located in New Jersey, Minnesota, or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless the applicable Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year; and (q) the Agent is reasonably satisfied with the credit standing of the Customer in relation to the amount of credit extended.

                  "Eligible Manischewitz Inventory" shall mean Eligible Inventory of Manischewitz comprised solely of raw materials, work-in-progress (subject to field examination confirmation reasonably satisfactory to the Agent) and finished goods (but in no event shall include supplies or capitalization costs).

                  "Eligible Manischewitz Receivables" shall mean Eligible Receivables created by Manischewitz, including receipt of royalties from the licensing of trademarks (subject to field examination confirmation reasonably satisfactory to the Agent), which are and at all times shall continue to be reasonably acceptable to the Agent.

                  "Eligible Millbrook Inventory" shall mean Eligible Inventory of Millbrook comprised solely of finished goods (but in no event shall include materials, supplies or capitalization costs).

                  "Eligible Millbrook Receivables" shall mean Eligible Receivables created by Millbrook, which are and at all times shall continue to be reasonably acceptable to the Agent.

                  "Enterprises" shall mean R.A.B. Enterprises, Inc., a Delaware corporation, together with its successors and assigns.

                  "Environmental Claim" shall mean any written notice of violation, claim, demand, abatement or other order by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or deed or use restrictions, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden, accidental or nonaccidental Releases), of, or exposure to, any Contaminant at, in, by or from any of the properties of the Borrowers or their subsidiaries, (ii) the environmental aspects of the transportation, storage, treatment or disposal of Contaminants in connection with the operation of any of the properties of the Borrowers or their subsidiaries or (iii) the violation, or alleged violation by the Borrowers or any of their subsidiaries, of any statutes, ordinances, orders, rules, regulations, Permits or licenses of or from any governmental authority, agency or court relating to environmental matters connected with any of the properties of the Borrowers or their subsidiaries, under any applicable Environmental Law.

                  "Environmental Laws" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. ss. 2701 et seq.), the Safe Drinking Water Act (42 U.S.C. ss. 300f, et seq.), the Clear Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss. 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), as such laws have been and hereafter may be amended or supplemented, and any related or analogous present or future Federal, state or local, statutes, rules, regulations, ordinances, licenses, permits and interpretations (having the force of law, rules or regulations) and orders of regulatory and administrative bodies.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which together with a Borrower or any subsidiary of a Borrower would be treated as a single employer under the provisions of Title I or Title IV of ERISA.

                  "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in Schedule 2.03 annexed hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Agent.

                  "Eurodollar Loan" shall mean a Loan based on the Adjusted LIBO Rate in accordance with Article II hereof.

                  "Event of Default" shall have the meaning assigned to such term in Article VIII hereof.

                  "Excess Cash Flow" shall mean, with respect to any person for any period, the amount, if any, by which Net Cash Flow of such person and its subsidiaries on a Consolidated basis for such period exceeds the sum of (a) the Debt Service

Expense of such person and its subsidiaries on a Consolidated basis for such period plus (b) the aggregate amount of all Permitted Dividends and Distributions, if any, made during such period.

                  "Fee Letter" shall mean the letter dated the Closing Date from The Chase Manhattan Bank to the Borrowers.

                  "Final Maturity Date" shall mean March 31, 2003.

                  "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

                  "Fiscal Year" shall mean the fiscal year of each of the Borrowers, Holdings and Enterprises for accounting purposes which in each case ends on March 31 of each year.

                  "Funded Debt" shall mean with respect to any person as of the date of determination thereof, all Indebtedness of such person and its subsidiaries on a Consolidated basis outstanding at such time which matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date of calculation which is renewable or extendable at the sole option of the obligor without the requirement to satisfy any conditions to a date more than one year from such date and including in any event the Revolving Credit Loans.

                  "GAAP" shall have the meaning assigned to such term in Section
1.02 hereof.

                  "Grantor" shall mean any Grantor, Pledgor or Debtor, as such terms are defined in any of the Security Documents.

                  "Guarantee" shall mean any obligation, evidenced in writing, contingent or otherwise, of any person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such person, direct or indirect, to (i) purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (ii) purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or
(iii) maintain working capital, equity capital, available cash or other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; provided, however, that the term Guarantee shall not include

(x) endorsements for collection or collections for deposit, in either case in the ordinary course of business, or (y) security deposits for rental property.

                  "Guarantor" shall mean any subsidiary of any of the Borrowers which becomes a guarantor of the Obligations after the date hereof.

                  "Harrison Property" shall mean the owned real property of Millbrook located in the City of Harrison, Boone County, Arkansas.

                  "Hazardous Material" shall mean any pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of) any Environmental Law and any other toxic, reactive, or flammable chemicals, including (without limitation) any asbestos, any petroleum (including crude oil or any fraction), any radioactive substance and any polychlorinated biphenyls; provided, in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided, further, to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance," "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any Federal Environmental Law, such broader meaning shall apply.

                  "Holdings" shall mean R.A.B. Holdings, Inc., a Delaware corporation, together with its successors and assigns.

                  "Holdings Transactions" shall mean, collectively, the issuance by Enterprises of the Senior Notes and the issuance by Holdings of the Interest Reserve Notes.

                  "Increased Costs" shall have the meaning assigned to such term in Section 2.10(d) hereof.

                  "Indebtedness" shall mean, with respect to any person, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances received of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments or upon which interest charges are customarily paid, (c) all obligations of such person to pay for the deferred purchase price of property or services, except current accounts payable arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for such person's business, (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person and all Capitalized Lease Obligations, (e) all payment obligations of such person with respect to interest rate or currency protection agreements, including, without limitation, the Rate Agreements, (f) all obligations of such person as an account party under any letter of credit or in respect of bankers' acceptances, (g) all obligations of any third party secured by property or assets of such person (regardless of whether or not such person is liable for repayment of such obligations), (h) all Guarantees of such person and (i) the redemption price of all redeemable preferred stock of such person, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Final Maturity Date.

                  "Indemnitees" shall have the meaning assigned to such term in
Section 11.04(c) hereof.

                  "Information" shall have the meaning assigned to such term in
Section 11.11 hereof.

                  "Interest Expense" shall mean, with respect to any person for any period, the interest expense of such person during such period determined on a Consolidated basis in accordance with GAAP, and shall in any event include, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any Capitalized Lease Obligation allocable to interest expense, (iv) all fixed and all calculable dividend payments on preferred stock, and (v) payments of interest expense in kind.

                  "Interest Margin" shall mean, with respect to any Loan, the amount as set forth below as corresponds to the amount of Availability set forth below, determined on the Closing Date and adjusted thereafter, three (3) Business Days after the delivery of the applicable borrowing base certificate and the financial statements for the fiscal periods ending March 31 and September 30 in each year to the Agent required pursuant to Section 6.05(a) or
(b), as applicable, together with the corresponding compliance certificates required pursuant to Section 6.05(e), commencing with the financial statements and certificates for the period ending September 30, 1998, or if the Borrowers shall fail to timely deliver such statements and certificates for any such period and until such statements and certificates are delivered, or if a Default or Event of Default shall have occurred and be continuing, then at the highest Interest Margin provided for herein:

                                                                             Alternate Base
                                LIBO Rate                                     Rate Interest           Alternate Base
                             Interest Margin            LIBO Rate              Margin for             Rate Interest
                              for Revolving          Interest Margin        Revolving Credit         Margin for Term
                            Credit Eurodollar           for Term             Alternate Base           Alternate Base
     Availability                 Loans              Eurodollar Loan              Loans                   Loans
     ------------           -----------------        ---------------        ----------------          --------------

Greater than                      1.50%                   1.75%                    0%                       0%
$47,500,000

Equal to or less                  1.75%                   2.00%                    0%                       0%
than $47,500,000
but greater than
$35,000,000

Equal to or less                  2.00%                   2.25%                    0%                     0.25%
than $35,000,000
but greater than
$22,500,000

$22,500,000 or                    2.25%                   2.50%                   0.25%                   0.50%
less

On the Closing Date, the LIBO Rate Interest Margin for Revolving Credit Eurodollar Loans shall be 1.75% and for Term Eurodollar Loans shall be 2.00%, and the Alternate Base Rate Interest Margin for Revolving Credit Alternate Base Loans shall be 0% and for Term Alternate Base Loans shall be 0%; each shall thereafter be adjusted in accordance with the provisions hereof, commencing after the delivery of financial statements and certificates for the period ending September 30, 1998.

                  "Interest Payment Date" shall mean (i) in the case of an Alternate Base Loan, the first Business Day of each month, commencing May 1, 1998 (which shall include Alternate Base Loans outstanding under the Original Credit Agreement and which are being continued and extended under this Agreement), and (ii) with respect to any Eurodollar Loan (which shall include Eurodollar Loans outstanding under the Original Credit Agreement and which are being continued and extended under this Agreement) , the last day of the Interest Period applicable thereto, and, in addition, in respect of any Eurodollar Loan of more than three (3) months' duration, each earlier day which is three (3) months after the first day of such Interest Period.

                  "Interest Period" shall mean, as to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as the Borrowers may elect with respect to its Eurodollar Loans; provided, however, that (x) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to Eurodollar Loans, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (y) no Interest Period shall end later than the Final Maturity Date and (z) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "Interest Reserve Notes" shall mean Holdings' 13% Senior Notes due 2008.

                  "Lender" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Letter of Credit" shall have the meaning assigned to such term in Section 2.17 hereof.

                  "Letter of Credit Usage" shall mean at any time, (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(ii) the unreimbursed drawings at such time under all such Letters of Credit.

                  "Leverage Ratio" with respect to any person at the end of any fiscal quarter shall mean the ratio of (i) Funded Debt as at the date of determination to (ii) EBITDA of such person for the four (or such lesser number of quarters as shall have elapsed from the Closing Date) most recent consecutive fiscal quarters ending on or prior to the date of determination; provided, however, that for the purposes of this definition, Funded Debt shall not include the intercompany Indebtedness permitted under Section 7.03(xi).

                  "LIBO Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, (x) the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; and in the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Loan for such Interest Period shall be (y) the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, if at any time neither The Chase Manhattan Bank nor NationsBank, N.A. is the Agent, then LIBO Rate shall mean the lesser of the rate determined by applying (x) and (y) above.

                  "Lien" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party (other than the issuer thereof) with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                  "Loan" shall mean the Term Loan or any Revolving Credit Loan.

                  "Loan Documents" shall mean this Agreement, each Security Document, each Guarantee executed and delivered at any time with respect to the Obligations and the Notes.

                  "Loan Party" shall mean each Borrower, each Grantor, each Guarantor and each subsidiary thereof.

                  "Mandatory Prepayment" shall mean an amount equal to 50 percent (50%) of Excess Cash Flow, if any, of the Borrowers and their Consolidated subsidiaries for the Fiscal Year then ended, but not in excess of $2,000,000 in any Fiscal Year; provided, however, that solely with respect to the Fiscal Year ended March 31, 1998, the Mandatory Prepayment shall be determined by reference to the Excess Cash Flow, if any, of Millbrook and its Consolidated subsidiaries.

                  "Manischewitz" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Manischewitz Acquisition" shall mean the acquisition of all of the membership interests of Manischewitz pursuant to the Manischewitz Acquisition Agreement.

                  "Manischewitz Acquisition Agreement" shall mean the Purchase Agreement dated as of March 3, 1998 by and among Enterprises, MANO Holdings I, LLC, KBMC Acquisition Company, L.P., MANO Holdings Corporation and the stockholders of MANO Holdings Corporation, as amended by the First Amendment, dated as of April 8, 1998 and the Second Amendment dated as of May 1, 1998, to the Purchase Agreement.

                  "Manischewitz Acquisition Documents" shall mean the Manischewitz Acquisition Agreement and all agreements, documents and instruments (other than opinions of legal counsel) executed and delivered pursuant thereto or in connection therewith, in each case as in effect on the Closing Date.

                  "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                  "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, prospects, operations or financial or other condition of the Borrowers and their Consolidated subsidiaries, taken as a whole, (ii) the ability of the Borrowers and their Consolidated subsidiaries, taken as a whole, to perform or pay the Obligations in accordance with the terms hereof or of any other Loan Document, (iii) the rights of, or benefits available to, the Lenders or the Agent under any Loan Document or (iv) the Agent's Lien on any material portion of the Collateral or the priority of such Lien.

                  "Millbrook" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "Millbrook Acquisition" shall mean the acquisition of all of the stock of Millbrook pursuant to the Millbrook Acquisition Agreement.

                  "Millbrook Acquisition Agreement" shall mean the Stock Purchase Agreement dated as of February 21, 1997 by and between Holdings and McKesson Corporation, as amended by the Amendment to Stock Purchase Agreement dated as of March 31, 1997.

                  "Millbrook Acquisition Documents" shall mean the Millbrook Acquisition Agreement, the Transitional Services Agreement between Millbrook and McKesson Corporation, and all agreements, documents and instruments (other than opinions of legal counsel) executed and delivered pursuant thereto or in connection therewith, in each case as in effect on the Original Closing Date.

                  "Mortgage" shall mean the real property mortgage dated as of the Original Closing Date, and executed by Millbrook in favor of the Agent, for its own benefit and for the benefit of the Lenders, as amended, modified or supplemented from time to time.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

                  "Net Amount of Eligible Manischewitz Inventory" shall mean, at any time, without duplication, the aggregate value, computed at the lower of cost (on a FIFO basis) and current market value, of Eligible Manischewitz Inventory.

                  "Net Amount of Eligible Manischewitz Receivables" shall mean and include at any time, without duplication, the gross amount of Eligible Manischewitz Receivables at such time less (i) applicable sales, excise or similar taxes and (ii) returns, discounts, claims (telephonic in the case of claims to a responsible party of a Loan Party or in writing), credits, rebates and allowances of any nature at any time issued, owing, granted, outstanding or available with respect to such Eligible Manischewitz Receivables.

                  "Net Amount of Eligible Millbrook Inventory" shall mean, at any time, without duplication, the aggregate value, computed at the lower of cost (on a FIFO basis) and current market value, of Eligible Millbrook Inventory.

                  "Net Amount of Eligible Millbrook Receivables" shall mean and include at any time, without duplication, the gross amount of Eligible Millbrook Receivables at such time less (i) applicable sales, excise or similar taxes and
(ii) returns, discounts, claims (telephonic in the case of claims to a responsible party of a Loan Party or in writing), credits, rebates and allowances of any nature at any time issued, owing, granted, outstanding or available with respect to such Eligible Millbrook Receivables.

                  "Net Cash Flow" shall mean, with respect to any person for any period, without duplication of addition or subtraction of items, (A) the sum for such period of (i) Net Income, (ii) depreciation and amortization, (iii) the change (expressed as a positive number in the event of an increase or a negative number in the event of a decrease) in deferred tax liabilities, (iv) other noncash items properly deducted in arriving at Net Income and (v) the change (expressed as a negative number in the event of an increase or a positive number in the event of a decrease), if any, in deferred tax assets minus (B) the sum for such period of (i) all Capital Expenditures during such period (excluding the cash component of any Capitalized Lease Obligations but including the financed components of any Capitalized Lease Obligations) and (ii) any principal payment made during such period as a result of Excess Cash Flow.

                  "Net Income" shall mean, with respect to any person for any period, the aggregate income (or loss) of such person for such period which shall be an amount equal to net revenues and other proper items of income for such person less the aggregate for such person of any and all items that are treated as expenses under GAAP, and less Federal, state and local income taxes, but excluding any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of business, all computed and calculated in accordance with GAAP.

                  "Non Pro Rata Loans" shall have the meaning ascribed to such term in Section 2.13(d) hereof.

                  "Notes" shall mean the Term Notes and the Revolving Credit Notes.

                  "Obligations" shall mean all obligations, liabilities and Indebtedness of the Borrowers to the Lenders and the Agent arising under this Agreement and the transactions contemplated hereby, including, without limitation, administration fees pursuant to the Fee Letter, whether now existing or hereafter created, direct or indirect, due or not, whether created directly or acquired by assignment or participation pursuant hereto, including, without limitation, all obligations, liabilities and Indebtedness of the Borrowers with respect to cash management accommodations provided by the Agent, the Rate Agreements (if and to the extent any Lender is a party thereto), the Security Documents and other Loan Documents, the principal of and interest on the Revolving Credit Loans, the Term Loan and the payment or performance of all other obligations, liabilities, and Indebtedness of the Borrowers to the Lenders and the Agent under the Letters of Credit or under any one or more of the other Loan Documents, including, without limitation, all fees, costs, expenses and indemnity obligations hereunder and thereunder.

                  "Original Closing Date" shall mean March 31, 1997.

                  "Original Credit Agreement" shall mean the Credit Agreement, dated as of the Original Closing Date, among Millbrook, the lenders named therein, NationsBank, N.A. and the Agent, as amended by the Amendment, dated as of May 16, 1997, to the Credit Agreement.

                  "Other Taxes" shall have the meaning assigned to such term in
Section 2.16(b) hereof.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                  "Pension Plan" shall mean any Plan which is subject to the provisions of Title IV of ERISA.

                  "Permits" shall have the meaning assigned to such term in
Section 4.18 hereof.

                  "Permitted Dividends and Distributions" shall mean the dividends, distributions and payments permitted to be made pursuant to the provisions of Section 7.04 hereof.

                  "Permitted Overadvances" shall mean (i) involuntary overadvances that may result from time to time due to the fact that any borrowing formulas set forth in the Loan Documents were unintentionally exceeded (whether at the time of any Loan or at the time of the issuance of any Letter of Credit or otherwise) for any reason (other than the Agent's gross negligence or willful misconduct), including Collateral believed to be eligible in fact being or becoming ineligible and the return of uncollected checks or other items applied to the reduction of the Loans, Letters of Credit or other Obligations, and overadvances made by the Agent without Lenders' consent for up to two weeks after discovering the unintentional overadvance, provided that the Agent does not during that period voluntarily increase the amount by which the borrowing formulas had been exceeded as of the start of that period, and (ii) voluntary overadvances made by the Agent in its sole discretion which shall (x) not cause the Obligations to exceed Availability by an amount in excess of $3,000,000 at any one time outstanding, and (y) not be made on a date which is beyond ten (10) days after the first voluntary overadvance is made during such overadvance period, or (z) be with the consent of all Lenders. To the extent any Permitted Overadvances are made, each Lender shall bear its pro rata (based on its Revolving Credit Commitment) share thereof.

                  "person" shall mean any natural person, corporation, business trust, limited liability company, association, company, joint venture, partnership or government or any agency or political subdivision thereof.

                  "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA and which is maintained (in whole or in part) for employees of any Borrower, any subsidiary of any Borrower thereof or any ERISA Affiliate.

                  "Pledge Agreement" shall mean the Amended and Restated Non-Recourse Pledge Agreement dated as of the Closing Date, amending the Pledge Agreement dated as of the Original Closing Date, by and between Enterprises and the Agent, for its own benefit and for the benefit of the Lenders, in substantially the form of Exhibit D annexed hereto, as amended, modified or supplemented from time to time.

                  "Pledged Stock" shall have the meaning assigned to such term in the Pledge Agreement.

                  "Rate Agreements" shall have the meaning assigned to such term in Section 6.16 hereof.

                  "Receivables" shall mean and include all of the Borrowers' accounts, instruments, documents, chattel paper and general intangibles, whether secured or unsecured, whether now existing or hereafter created or arising out of the sale of goods or rendition of services, and whether or not specifically assigned to the Agent for its own benefit and/or the ratable benefit of the Lenders.

                  "Register" shall have the meaning assigned to such term in
Section 11.03(e) hereof.

                  "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Release" shall mean any releasing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, in each case as defined in Environmental Law, and shall include any "Threatened Release," as defined in Environmental Law.

                  "Remedial Work" shall mean any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature with respect to any property of the Borrowers or their subsidiaries (whether such property is owned, leased or subleased), including, without limitation, with respect to Contaminants and the Release thereof for which a Borrower or any subsidiary of a Borrower is liable under any Environmental Law.

                  "Repayment Date" shall have the meaning assigned to such term in Section 2.04(c) hereof.

                  "Reportable Event" shall mean a Reportable Event as defined in Sec tion 4043(b) of ERISA.

                  "Required Lenders" shall mean Lenders having 51% of the Total Commitment.

                  "Responsible Officer" shall mean, with respect to any person, any vice president or president, or the chief financial officer or controller, of such person.

                  "Revolving Credit Alternate Base Loan" shall mean a Revolving Credit Loan that is an Alternate Base Loan.

                  "Revolving Credit Commitment" shall mean, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b) annexed hereto, as the same may be reduced from time to time pursuant to this Agreement including, without limitation, Section 2.07 and 2.09 hereof.

                  "Revolving Credit Commitment Fee" shall have the meaning set forth in Section 2.06(a) hereof.

                  "Revolving Credit Eurodollar Loan" shall mean a Revolving Credit Loan that is a Eurodollar Loan.

                  "Revolving Credit Loan" shall mean a Revolving Credit Loan made pursuant to Sections 2.01 and 2.02 hereof.

                  "Revolving Credit Notes" shall mean the Revolving Credit Notes of the Borrowers, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified or supplemented from time to time.

                  "Revolving Credit Termination Date" shall mean the earlier to occur of (i) March 31, 2002 and (ii) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

                  "Security Agreement (Millbrook)" shall mean the Security Agreement, dated as of the Original Closing Date, between the Grantor(s), as such term is defined therein, and the Agent, for its own benefit and for the benefit of the Lenders, in the form of Exhibit E annexed hereto, as amended, modified or supplemented from time to time, including Schedule 1 to the Security Agreement which may be amended, modified or supplemented from time to time in accordance with the terms of the Security Agreement.

                  "Security Agreement (Manischewitz)" shall mean the Security Agreement (Manischewitz) dated as of the date hereof, between the Grantor(s), as such term is defined therein, and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of Exhibit E-1 annexed hereto as amended, modified or supplemented from time to time.

                  "Security Agreement - Patents and Trademarks (Millbrook)" shall mean the Security Agreement and Mortgage - Patents and Trademarks, dated as of the Original Closing Date, between the Debtor(s), as such term is defined therein, and the Agent, for its own benefit and for the benefit of the Lenders, in the form of Exhibit G annexed hereto, as amended, modified or supplemented from time to time.

                  "Security Agreement - Patents and Trademarks (Manischewitz)" shall mean the Security Agreement and Mortgage - Patents and Trademarks, dated as of the date hereof, between the Debtor(s), as such term is defined therein, and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of Exhibit G-1 annexed hereto, as amended, modified or supplemented from time to time.

                  "Security Documents" shall mean the Pledge Agreement, the Security Agreement (Millbrook), the Security Agreement (Manischewitz), the Security Agreement - Patents and Trademarks (Millbrook), the Security Agreement
- Patents and Trademarks (Manischewitz), the Mortgage and each other agreement now existing or hereafter entered into by any obligor providing collateral security for the payment or performance of any Obligations.

                  "Senior Notes" shall mean Enterprises' 10 1/2% Senior Notes due 2005.

                  "Settlement Date" shall have the meaning assigned to such term in Section 2.15(c) hereof.

                  "Subordinated Indebtedness" shall mean, with respect to either Borrower or the Borrowers, Indebtedness other than intercompany Indebtedness permitted pursuant to Section 7.03(xi) (x) subordinated in right of payment to such person's monetary obligations under this Agreement upon terms reasonably satisfactory to and approved in writing by the Agent and (y) after giving effect to the incurrence thereof, the Leverage Ratio of the Borrowers and their subsidiaries is not greater than 4.00:1.00.

                  "subsidiary" shall mean, with respect to any person, any corporation, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the parent of such person or one or more subsidiaries of the parent of such person.

                  "Taxes" shall have the meaning assigned to such term in
Section 2.16(a) hereof.

                  "Term Alternate Base Loan" shall mean a Term Loan that is an Alternate Base Loan.

                  "Term Eurodollar Loan" shall mean a Term Loan that is a Eurodollar Loan.

                  "Term Loan" shall mean the Term Loan made pursuant to the Original Credit Agreement and as continued pursuant to Sections 2.01 and 2.02.

                  "Term Loan Commitment" shall mean, with respect to any Lender, the Term Loan Commitment of such Lender as set forth in Schedule 2.01(a).

                  "Term Notes" shall mean the Term Notes of the Borrowers, executed and delivered as provided in Section 2.04, in substantially the form of Exhibit A hereto, as amended, modified or supplemented from time to time.

                  "Total Commitment" shall mean the sum of the Lenders' Total Term Loan Commitment and Total Revolving Credit Commitment, as the same may be reduced from time to time pursuant to Section 2.07 or Section 2.09 of this Agreement.

                  "Total Revolving Credit Commitment" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be reduced from time to time pursuant to Section 2.07 or Section 2.09 of this Agreement.

                  "Total Term Loan Commitment" shall mean the sum of the Lenders' Term Loan Commitments, as the same may be reduced from time to time pursuant to Section 2.07 or Section 2.09 of this Agreement.

                  "Transactions" shall have the meaning assigned to such term in Sec tion 4.02 hereof.

                  SECTION 1.02. Accounting Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 6.05 hereof ("GAAP"); provided, however, that each reference in Article VII hereof, or in the definition of any term used in Article VII hereof, to GAAP shall mean GAAP as in effect on the date hereof.

II.  THE LOANS

                  SECTION 2.01. Term Loan Commitments and Revolving Credit Commitments. (a) Subject to the terms and conditions herein set forth, each Lender, severally and not jointly, agrees to continue the Term Loan made to

Millbrook on the Original Closing Date, of which $9,310,000 is outstanding on the Closing Date, (provided, that, from and after the Closing Date, the Borrowers shall be jointly and severally liable with respect to such Term Loan), in a principal amount not to exceed the amount of such Lender's Term Loan Commitment set forth opposite its name in Schedule 2.01(a) hereto.

                  (b) Subject to the terms and conditions herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrowers, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) annexed hereto, as such Revolving Credit Commitment may be reduced from time to time in accordance with the provisions of this Agreement. Not withstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrowers shall not exceed (1) the lesser of (A) the Total Revolving Credit Commitment and (B) an amount equal to the sum of (i) up to eighty-five percent (85%) of the Net Amount of Eligible Millbrook Receivables, plus (ii) the lesser of (a) $55,000,000 and (b) up to sixty-five percent (65%) of the Net Amount of Eligible Millbrook Inventory plus, following the completion by the Agent of the field examination and site visit of Manischewitz's material locations (including, without limitation, the Jersey City, New Jersey and Vineland, New Jersey locations), (iii) a percentage, to be determined by the Agent (in its sole but reasonable discretion but, in any event, not in excess of 65%) following such field examination and visit, of the Net Amount of Eligible Manischewitz Inventory plus (iv) a percentage, to be determined by the Agent (in its sole but reasonable discretion but, in any event, not in excess of 85%) following such field examination and visit, of the Net Amount of Eligible Manischewitz Receivables (this clause (1)(B) referred to herein as the "Borrowing Base") minus (2) the Letter of Credit Usage at such time (not to exceed $10,000,000 at any time). The Borrowing Base will be computed monthly and a compliance certificate from a Responsible Officer of the Borrowers presenting its computation will be delivered to the Agent in accordance with Section 6.05 hereof.

                  Subject to the foregoing and within the foregoing limits, the Borrowers may borrow, repay (or, subject to the provisions of Section 2.09 hereof, prepay) and reborrow Revolving Credit Loans, on and after the date hereof and prior to the

Revolving Credit Termination Date, subject to the terms, provisions and limitations set forth herein, including, without limitation, the requirement that no Revolving Credit Loan shall be made hereunder if the amount thereof exceeds the Availability outstanding at such time.

                  SECTION 2.02. Loans. (a) The Revolving Credit Loans made by the Lenders on any date shall be in integral multiples of $100,000 (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Loans are disbursed to the Borrowers' controlled disbursement account maintained with the Agent); provided, however, that the Eurodollar Loans made on any date shall be in a minimum aggregate principal amount equal to the product of $500,000 times the number of Lenders on such date.

                  (b) Loans shall be made ratably by the Lenders in accordance with their respective Term Loan Commitments or Revolving Credit Commitments, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such Lender). The Term Loan shall be continued by the Lenders hereunder against delivery of Term Notes, payable to the order of the Lenders, as referred to in
Section 2.04. The initial Revolving Credit Loans shall be made by the Lenders against delivery of Revolving Credit Notes, payable to the order of the Lenders, as referred to in Section 2.04 hereof.

                  (c) Each Loan shall be either an Alternate Base Loan or a Eurodollar Loan as the Borrowers may request pursuant to Section 2.03 hereof. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Loan; provided, however, that the exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of the applicable Note. Not more than six (6) Eurodollar Loans may be outstanding at any one time.

                  (d) Subject to the provisions of paragraph (e) below, each Lender has made its Term Loan and shall make Revolving Credit Loans on the proposed dates thereof by paying the amount required to the Agent in New York, New York in immediately available funds not later than 2:00 p.m., New York City time, and the Agent shall as soon as practicable, but in no event later than 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrowers with the Agent in immediately available funds or, if Loans are not to be made on such date because any condition precedent to a borrowing herein specified is not met, return the amounts so received to the respective Lenders.

                  (e) The Borrowers shall have the right at any time upon prior irrevocable written, telex or facsimile notice (promptly confirmed in writing) to the Agent given in the manner and at the times specified in Section 2.03 with respect to the Loans into which conversion or continuation is to be made, to convert all or any portion of Eurodollar Loans into Alternate Base Loans, to convert all or any portion of Alternate Base Loans into Eurodollar Loans (specifying the Interest Period to be applicable thereto), to convert the Interest Period with respect to all or any portion of any Eurodollar Loans to another permissible Interest Period, and to continue all or any portion of any Eurodollar Loans into a subsequent Interest Period, subject to the terms and conditions of this Agreement (including the last sentence of Section 2.02(c) hereof) and to the following:

                           (i) each conversion or continuation shall be made pro
                  rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the conversion or continuation; and in the case of a conversion or continuation of fewer than all the Loans, the aggregate principal amount of Loans converted or continued shall not be less than $100,000 in the case of Alternate Base Loans (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Loans are disbursed to the Borrowers' controlled disbursement account maintained with the Agent) or $500,000 times the number of Lenders on such date in the case of Eurodollar Loans and shall be an integral multiple of $100,000;

                           (ii) accrued interest on a Eurodollar Loan (or
                  portion thereof) being converted shall be paid by the Borrowers at the time of conversion;

                           (iii) if any Eurodollar Loan is converted at any time
                  other than the end of an Interest Period applicable thereto, the Borrowers shall make such payments associated therewith as are required pursuant to Section 2.12, if any such payments are due;

                           (iv) any portion of a Revolving Credit Loan which is
                  subject to an Interest Period ending on a date that is less than one month prior to the Revolving Credit Termination Date may not be converted into, or continued as, a Eurodollar Loan and shall be automatically converted at the end of such Interest Period into an Alternate Base Loan;

                           (v) any portion of a Term Eurodollar Loan required to
                  be paid on any Repayment Date occurring less than one month after the end of the then current Interest Period applicable to such Loan, may not be converted into, or continued as, a Term Eurodollar Loan and shall be automatically converted at the end of such Interest Period into a Term Alternate Base Loan; and

                           (vi) no Default or Event of Default shall have
                  occurred and be continuing.

                  The Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrowers in the irrevocable notice of conversion delivered pursuant to this Section; provided, however, that if no such Interest Period shall be specified, the Borrowers shall be deemed to have selected an Interest Period of one month's duration. If the Borrowers shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period (and shall not otherwise have given notice to convert such Loan), such Loan (unless repaid or required to be repaid pursuant to the terms hereof) shall, subject to (iv) and (v) above, automatically be converted into an Alternate Base Loan. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.02(e) and of each Lender's portion of the continuation or conversion hereunder.

                  SECTION 2.03. Notice of Loans. The Borrowers shall, through a Responsible Officer of any of the Borrowers, give the Agent irrevocable written, telex or facsimile notice (promptly confirmed in writing) of each borrowing (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than 2:00 p.m., New York City time, (i) three (3) Business Days before a proposed Eurodollar Loan borrowing or conversion and (ii) one Business Day before an Alternate Base Loan borrowing or conversion (except that no such notice will be required, to the extent that the proceeds of such borrowing are requested to be disbursed to Borrowers' controlled disbursement account maintained with the Agent). Such notice shall specify (w) whether the Loans then being requested are to be Alternate Base Loans or Eurodollar Loans,
(x) the date of such borrowing

(which shall be a Business Day) and amount thereof and (y) if such Loans are to be Eurodollar Loans, the Interest Period with respect thereto. If no election as to the type of Loan is specified in any such notice, all such Loans shall be Alternate Base Loans. If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then an Interest Period of one (1) month's duration shall be deemed to have been selected; subject to the proviso set forth in the last paragraph of Section 2.02 hereof. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing.

                  SECTION 2.04. Notes; Repayment of Loans. (a) The Term Loan, as continued hereunder made by a Lender shall be evidenced by a single Term Note, duly executed on behalf of the Borrowers, dated the Closing Date, in substantially the form of Exhibit A annexed hereto, delivered and payable to such Lender in a principal amount equal to its Term Loan Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrowers, dated the Closing Date, in substantially the form of Exhibit B annexed hereto, delivered and payable to such Lender in a principal amount equal to its Revolving Credit Commitment on such date. The outstanding balance of each Revolving Credit Loan, as evidenced by any such Revolving Credit Note, shall mature and be due and payable on the Revolving Credit Termination Date.

                  (b) Each Revolving Credit Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof.

                  (c) The aggregate principal amount of the Term Loan as evidenced by the Term Notes, shall be payable in 20 consecutive quarterly installments (the date of each such installment, a "Repayment Date") in the amounts set forth below, and such payments shall be made by the Borrowers to the Agent and distributed ratably among the Lenders in accordance with their respective Term Loan Commitments:

                  Date                                                                  Payment
                  ----                                                                  -------

June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999                 203,750
June 30, 1999, September 30, 1999, December 31, 1999 and March 31, 2000                 326,250
June 30, 2000, September 30, 2000, December 31, 2000 and March 31, 2001                 490,000
June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002                 490,000
June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003                 817,500

                  To the extent not previously paid, the Term Loan shall be due and payable on the Final Maturity Date. The Term Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in Section
2.05. All principal payments in respect of the Term Loan shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. No scheduled payment of principal in respect of the Term Loan shall be made to the extent that a lesser principal payment would result in the payment in full of the outstanding amount of the Term Loan, and such lesser amount is paid.

                  (d) Each Lender, or the Agent on its behalf, shall, and is hereby authorized by the Borrowers to, endorse on the schedule attached to the Term Note or Revolving Credit Note, as applicable, of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing the date and amount of each Loan to the Borrowers from such Lender, as well as the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any person to make such a notation on a Note shall not affect any obligations of the Borrowers under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

                  (e) Each of the Borrowers shall be jointly and severally liable with the other Borrower for the Obligations, and each of the Obligations shall be secured by all of the Collateral. Each of the Borrowers acknowledges that it is a co-borrower hereunder and is jointly and severally liable under this Agreement and the other Loan Documents. All Credits extended to either of the Borrowers or requested by either of the Borrowers shall be deemed to be Credits extended for the Borrowers, and each of the Borrowers hereby authorizes the other Borrower to effectuate Credits on its behalf. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Agent and the Lenders shall be entitled to rely upon any request, notice or other communication received by them from either of the Borrowers on behalf of all Borrowers, and shall be entitled to treat their giving of any notice hereunder to any of the Borrowers as notice to each and all Borrowers.

                  Each of the Borrowers agrees that the joint and several liability of the Borrowers provided for in this subsection (e) shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrower(s) may hereafter agree (other than an agreement signed by the Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatsoever with the other Borrower(s) or with any other person, each of the Borrowers hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each of the Borrowers is direct as to all of the Obligations, and may be enforced without requiring the Agent or any Lender first to resort to any other right, remedy or security. Each of the Borrowers hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, the Notes, this Agreement or any other Loan Document, other than any notice required by this Agreement or any other Loan Document and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any of the Borrowers or any other person or any collateral.

                  Each of the Borrowers hereby irrevocably subordinates to the prior payment in full of all Obligations all "claims" (as defined in Section 101(5) of the Bankruptcy Code) to which such Borrower is or would be entitled by virtue of the provisions of the first paragraph of this subsection (e) or the performance of such Borrower's obligations thereunder including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right, or indemnity, or any right of recourse to security for any of the Obligations.

                  SECTION 2.05. Interest on Loans. (a) Subject to the provisions of Section 2.05(c) and Section 2.08 hereof, each Revolving Credit Alternate Base Loan and Term Alternate Base Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the applicable Interest Margin.

                  (b) Subject to the provisions of Section 2.05(c) and Section
2.08 hereof, each Revolving Credit Eurodollar Loan and Term Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate plus the applicable Interest Margin.

                  (c) Interest on each Loan shall be payable in arrears on each applicable Interest Payment Date and on the Final Maturity Date. Interest on each Alternate Base Loan shall be computed based on the number of days elapsed in a year of 365 days and interest on each Eurodollar Loan shall be computed based on the number of days elapsed in a year of 360 days. The Agent shall determine each interest rate applicable to the Loans and shall promptly advise the Borrowers and the Lenders of the interest rate so determined.

                  SECTION 2.06. Fees. (a) The Borrowers shall pay each Lender, through the Agent, (i) on the first Business Day of each January, April, July and October commencing July 1, 1998, (ii) on the date of any reduction of the Revolving Credit Commitments pursuant to this Agreement including, without limitation, Section 2.07 hereof and (iii) on the Revolving Credit Termination Date, in immediately available funds, a commitment fee (the "Revolving Credit Commitment Fee") of three-sixteenths of one percent (3/16 of 1%) per annum on the average daily unused amount of the Revolving Credit Commitment of such Lender, during the quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Termination Date) ending on such date; provided, however, that with respect to the period April 1, 1998 to the Closing Date, the Borrowers shall pay each Lender, through the Agent, on July 1, 1998, the "Revolving Credit Commitment Fee" under the Original Credit Agreement of one-quarter of one percent (1/4 of 1%) per annum on the average daily unused amount of such Lender's "Revolving Credit Commitment" under the Original Credit Agreement during such period. The Revolving Credit Commitment Fee due to each Lender under this Section 2.06 shall commence to accrue on the date hereof and cease to accrue on the earlier of (i) the Revolving Credit Termination Date and
(ii) the termination of the Revolving Credit Commitment of such Lender pursuant to this Agreement including, without limitation, pursuant to Section 2.07 hereof. The Revolving Credit Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

                  (b) The Borrowers shall pay to the Agent for its own account the administration fees set forth in the Fee Letter, as and when due.

                  (c) The Borrowers on the Closing Date shall pay to the Agent for the ratable benefit of the Lenders a facility fee equal to 0.10% of the Total Commitment.

                  SECTION 2.07. Termination and Reduction of Revolving Credit Commitments and Term Loan Commitments. (a) Upon at least three (3) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment, ratably among the Lenders in accordance with the amounts of their Revolving Credit Commitments; provided, however, that the Total Revolving Credit Commitment shall not be reduced at any time to an amount less than the Revolving Credit Loans outstanding under the Revolving Credit Commitments and the Letter of Credit Usage at such time; and provided, further, that the Borrowers shall pay to the Agent for the ratable benefit of the Lenders a prepayment penalty (x) in the amount of $250,000 if the Borrowers shall permanently terminate in whole the Total Revolving Credit Commitment during the period from the Closing Date to and including March 31, 1999 or (y) in the amount of $100,000 if the event described in (x) above should occur during the period from April 1, 1999 to and including March 31, 2000. Each permanent partial reduction of the Total Revolving Credit Commitment shall be in a minimum of $500,000 or an integral multiple of $100,000.

                  (b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) of this Section 2.07, the Borrowers shall pay to each Lender, through the Agent, the Revolving Credit Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Revolving Credit Commitment of such Lender so terminated or reduced.

                  (c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon.

                  (d) The Total Term Loan Commitment shall be permanently reduced by the amount of any repayment or prepayment of the outstanding principal amount of the Term Loans on the date of any such repayment or prepayment. In any event, all amounts due and owing under the Total Term Loan Commitment shall be due and payable on the Final Maturity Date.

                  SECTION 2.08. Interest on Overdue Amounts; Alternate Rate of Interest. (a) If the Borrowers shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, the Borrowers shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at a rate per annum equal to two percent (2%) in excess of the rates otherwise applicable thereto.

                  (b) In the event, and on each occasion, that on the day two
(2) Business Days prior to the commencement of any Interest Period for a Eurodollar Loan the Agent shall have determined that dollar deposits in the amount of each Eurodollar Loan are not generally available in the London interbank market, or that the rate at which dollar deposits are being offered will not reflect adequately and fairly the cost to any Lender of making or maintaining such Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Agent shall as soon as practicable thereafter give written notice (or facsimile notice promptly confirmed in writing) of such determination to the Borrowers and the Lenders, and any request by the Borrowers for the making of a Eurodollar Loan pursuant to
Section 2.03 hereof or conversion or continuation of any Loan into a Eurodollar Loan pursuant to Section 2.02 hereof shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for an Alternate Base Loan. When the circumstances giving rise to such notice no longer exist, the Agent shall as soon as practicable thereafter give written or facsimile notice (or telephonic notice promptly confirmed by written or facsimile notice) of such change to the Borrowers and the Lenders. Each determination by the Agent made hereunder shall be conclusive absent manifest error.

                  SECTION 2.09. Prepayment of Loans. (a) Subject to the terms and conditions contained in this Section 2.09 and in Section 2.07 hereof, the Borrowers shall have the right to prepay any Loan at any time in whole or from time to time in part (except in the case of a Eurodollar Loan only on the last day of an Interest Period) without penalty (except as otherwise provided for herein); provided, however, that each such partial prepayment of a Loan shall be in an integral multiple of $100,000.

                  (b) On the date of any termination or reduction of the Total Revolving Credit Commitment pursuant to Section 2.07(a) hereof or this

Section 2.09, the Borrowers shall pay or prepay so much of the Revolving Credit Loans as shall be necessary in order that the Availability equals or exceeds zero following such termination or reduction. Any prepayments required by this paragraph (b) shall be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof before they are applied to outstanding Revolving Credit Eurodollar Loans; provided, however, that the Borrowers shall not be required to make any prepayment of any Eurodollar Loan pursuant to this Section until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrowers in an interest bearing cash collateral account for the benefit of the Borrowers with the Agent to be held in such account on terms reasonably satisfactory to the Agent.

                  (c) The Borrowers shall make prepayments of the Revolving Credit Loans from time to time such that the Availability equals or exceeds zero (or so long as Section 7.09(c) shall remain in effect, $10,000,000) at all times. Any prepayments required by this paragraph (c) shall be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof before they are applied to outstanding Revolving Credit Eurodollar Loans; provided, however, that the Borrowers shall not be required to make any prepayment of any Eurodollar Loan pursuant to this Section until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrowers in a cash collateral account with the Agent to be held in such account on terms reasonably satisfactory to the Agent.

                  (d) Within three Business Days of the sale or other disposition of any assets of any Loan Party (excluding sales of inventory in the ordinary course of business and, subject to Sections 6.02 and 7.05 hereof, wornout or obsolete assets but only to the extent that the net proceeds realized are applied within 90 days of any sale or other disposition to purchase other assets and pending such application or prepayment all such net proceeds are applied to prepay Revolving Credit Loans), the proceeds received (net of taxes due and any reasonable expenses of sale) shall be applied as set forth in paragraph (g) below.

                  (e) Within 105 days of the end of each Fiscal Year of the Borrowers, commencing with the Fiscal Year ending March 31, 1998, the Borrowers shall prepay the Term Loan in an amount equal to the

Mandatory Prepayment for the Fiscal Year then ended, such prepayment to be applied as set forth in paragraph (g) below.

                  (f) (i) Except as provided in clause (ii) below, promptly and in any event not more than two Business Days following the receipt by the Agent or a Borrower or any subsidiary of a Borrower of any net proceeds of (x) any casualty insurance required to be maintained pursuant to Section 6.03 hereof on account of each separate loss, damage or injury (each, a "Casualty Event") in excess of $500,000 (or, if there shall be continuing a Default or an Event of Default, of the full amount of net proceeds) to any asset of such Borrower or such subsidiary (including, without limitation, any Collateral), or (y) any business interruption insurance required to be maintained pursuant to Section
6.03 hereof on account of any business interruption event (each, a "BI Event") in excess of $500,000 (or, if there shall be continuing a Default or Event of Default, of the full amount of net proceeds), such Borrower or such subsidiary shall notify the Agent of such receipt in writing or by telephone promptly confirmed in writing, and not later than two Business Days following receipt by the Agent or such Borrower or such subsidiary of any such proceeds, there shall become due and payable a prepayment of the Revolving Credit Loans in an amount equal to 100% of such proceeds (not in permanent reduction of the Revolving Credit Commitment).

                  (ii) In the case of the receipt of net proceeds described in clause (i) above with respect to a Casualty Event which is greater than $2,000,000, the Borrowers may elect, by written notice delivered to the Agent not later than the day on which a prepayment would otherwise be required under clause (i), to apply all or a portion of such net proceeds for the purpose of replacing, repairing, restoring, rebuilding or purchasing comparable tangible assets (referred to herein as a "Rebuilding"). An election under this clause (ii) shall not be effective unless: (x) at the time of such election there is continuing no Default or Event of Default; (y) the Borrowers shall have certified to the Agent that: (i) the net proceeds of the insurance adjustment with respect to a Casualty Event, together with other funds available to the Borrowers, shall be sufficient to complete such proposed Rebuilding in accordance with all applicable laws, regulations and ordinances; and (ii) no Default or Event of Default has arisen or will arise as a result of such Casualty Event or Rebuilding.

                  (iii) If the amount of net proceeds in question exceeds $2,000,000 and arises from a Casualty Event involving the premises subject to the Mortgage and/or machinery and equipment subject to a Lien in favor of the Agent, then the

         Agent may establish reserves against Availability as determined by the Agent in its reasonable discretion until any Rebuilding is completed; and if such Rebuilding has not been commenced within 360 days of the occurrence of such Casualty Event, then the Borrowers shall apply an amount equal to such net proceeds to prepay the Term Loan as set forth in paragraph (g) below.

                  (iv) If as the result of a Casualty Event which involves the loss or destruction of Eligible Inventory and as a result thereof the Borrowers are or would be in Default under Section 2.09(c) hereof, then the Borrowers may request that for the purpose of computing Eligible Receivables the Agent permit the sums due from the applicable insurance carriers to be deemed Eligible Receivables and the Agent may in its sole discretion do so (determining in its sole discretion the amount and advance percentage of any such receivable).

                  (g) When making a prepayment, whether mandatory or otherwise, pursuant to paragraph (a), (b), (c), (d), (e) or (f)(iii) above, the Borrowers shall furnish to the Agent, not later than 2:00 p.m. (New York City time) (i) one (1) Business Day prior to the date of such prepayment of Alternate Base Loans and (ii) three (3) Business Days prior to the date of such prepayment of Eurodollar Loans, written, telex or facsimile notice (promptly confirmed in writing) of prepayment which shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrowers to prepay such Loan by the amount stated therein on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Prepayments made pursuant to paragraph (d) or (e) above shall be applied as follows: (A) first, to outstanding Term Alternate Base Loans in the order described in (j) below up to the full amount thereof and then to outstanding Term Eurodollar Loans in the order described in (j) below up to the full amount thereof and (B) second, to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof and then to Revolving Credit Eurodollar Loans up to the full amount thereof; provided, however, that the Borrowers shall not be required to make any prepayment of any Term or Revolving Credit Eurodollar Loan required pursuant to this paragraph until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrowers into an interest bearing cash collateral account for the benefit of the Borrowers with the Agent to be held in such account pursuant to terms reasonably satisfactory to the Agent.

                  (h) All prepayments of any Eurodollar Loan under this Section
2.09 shall be subject to Section 2.12 hereof.

                  (i) Except as otherwise expressly provided in this Section 2.09, payments with respect to any paragraph of this Section 2.09 are in addition to payments made or required to be made under any other paragraph of this Section 2.09.

                  (j) All prepayments of the Term Loan under this Section 2.09 shall be applied 50% in the inverse order of the Repayment Dates and 50% ratably over the remaining Repayment Dates. The amount of the Term Loan prepaid may not be reborrowed.

                  SECTION 2.10. Reserve Requirements; Change in Circumstances.
(a) Notwithstanding any other provision herein, if after the date of this Agreement (or in the case of any assignee of any Lender, the date of assignment) any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall: (i) subject the Agent or any Lender (which shall for the purpose of this Section 2.10 include any assignee or lending office of the Agent or any Lender) to any charge, fee, deduction or withholding of any kind or to any tax with respect to any amount paid or to be paid to either the Agent or any Lender with respect to any Eurodollar Loans made by such Lender to the Borrowers or with respect to the obligations of any Lender under Sections 2.17 through 2.20 hereof or under any Letter of Credit (other than (x) taxes imposed on the overall net income of the Agent or such Lender and (y) franchise taxes imposed on the Agent or such Lender, in either case by the jurisdiction in which such Lender or the Agent has its principal office or Applicable Lending Office or any political subdivision or taxing authority of either thereof); (ii) change the basis of taxation of payments to any Lender or the Agent of the principal of or interest on any Eurodollar Loan or any other fees or amounts payable with respect to any Letter of Credit or otherwise hereunder (other than taxes imposed on the overall net income of, or franchise taxes imposed on, such Lender or the Agent by the jurisdiction in which such Lender or the Agent has its principal office or Applicable Lending Office or by any political subdivision or taxing authority therein); (iii) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or loans or loan commitments extended by, or Letters of Credit issued and maintained by, such Lender; or (iv) impose on any Lender or, with respect to Eurodollar Loans, the London interbank market, any other condition affecting this Agreement, Letters of Credit issued and maintained by or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the direct cost to any such Lender of making or maintaining any Eurodollar Loan or Letter of Credit, or to reduce the amount of any payment (whether of principal, interest, fee, compensation or otherwise) receivable by such Lender or to require such Lender to make any payment in respect of any Eurodollar Loan or Letter of Credit, then the Borrowers shall pay to such Lender or the Agent, as the case may be, upon such Lender's or the Agent's demand, such additional amount or amounts as will compensate such Lender or the Agent for such additional costs or reduction. The Agent and each Lender agree to give notice to the Borrowers of any such change in law, regulation, interpretation or administration with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Transactions. Notwithstanding anything contained herein to the contrary, nothing in clause (i) or (ii) of this Section 2.10(a) shall be deemed to (x) permit the Agent or any Lender to recover any amount thereunder which would not be recoverable under this Agreement or (y) require the Borrowers to make any payment of any amount to the extent that such payment would duplicate any payment made by the Borrowers pursuant to this Agreement.

                  (b) If at any time and from time to time after the date of this Agreement, any Lender shall determine that the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change in any applicable law, rule, regulation or guideline regarding capital adequacy, including, without limitation, the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or any change in the interpretation or administration of any thereof by any governmental authority, central bank or comparable agency charged with the interpretation or admin istration thereof, or compliance by such Lender (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or will have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each Lender agrees to give notice to the Borrowers of any adoption of, change in, or change in interpretation or administration of, any such law, rule, regulation or guideline with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Transactions.

                  (c) A statement of any Lender or the Agent setting forth such amount or amounts, supported by calculations in reasonable detail, as shall be necessary to compensate such Lender (or the Agent) as specified in paragraphs
(a) and (b) above shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay each Lender or the Agent the amount shown as due on any such statement within ten (10) days after its receipt of the same.

                  (d) Failure on the part of any Lender or the Agent to demand compensation for any increased costs, reduction in amounts received or receivable with respect to any Interest Period or any Letter of Credit or reduction in the rate of return earned on such Lender's capital (collectively, "Increased Costs"), shall not constitute a waiver of such Lender's or the Agent's rights to demand compensation for any such Increased Costs; provided, that if any Lender or the Agent shall fail to demand compensation for any such Increased Costs within 365 days after such Lender or the Agent has knowledge of such Increased Costs or the event causing such Increased Costs, then such failure shall constitute a waiver of such Lender's or the Agent's right to demand compensation for such Increased Costs and the Borrowers shall have no obligation to reimburse such Lender or the Agent for such Increased Costs. The protection under this Section 2.10 shall be available to each Lender and the Agent regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender or the Agent for compensation. In the event a Lender or the Agent challenges the validity or applicability of any law, regulation or other condition giving rise to a demand for compensation, and the Lender or the Agent prevails in its challenge, the Lender or the Agent shall reimburse the Borrowers in an amount equal to the amount paid by the Borrowers to the Lender or the Agent.

                  (e) Any Lender claiming any additional amounts payable pursuant to this Section 2.10 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  SECTION 2.11. Change in Legality. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations to make Eurodollar Loans as contemplated hereby, then, by written notice to the Borrowers and to the Agent, such Lender may:

                          (i) declare that Eurodollar Loans will not thereafter
                  be made by such Lender hereunder, whereupon the Borrowers shall be prohibited from requesting Eurodollar Loans from such Lender hereunder unless such declaration is subsequently withdrawn; and

                         (ii) require that all outstanding Eurodollar Loans made
                  by such Lender be converted to Alternate Base Loans, in which event (A) all such Eurodollar Loans shall be automatically converted to Alternate Base Loans as of the effective date of such notice as provided in paragraph (b) below and (B) all payments of principal which would otherwise have been applied to repay the converted Eurodollar Loans shall instead be applied to repay the Alternate Base Loans resulting from the conversion of such Eurodollar Loans.

                  (b) For purposes of Section 2.11(a) hereof, a notice to the Borrowers by any Lender shall be effective, if lawful, on the last day of the then current Interest Period or, if there are then two or more current Interest Periods, on the last day of each such Interest Period, respectively; otherwise, such notice shall be effective with respect to the Borrowers on the date of receipt by the Borrowers.

                  (c) Any Lender claiming any additional amounts payable pursuant to this Section 2.11 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  SECTION 2.12. Indemnity. The Borrowers shall indemnify the Agent and each Lender against any loss or reasonable expense which the Agent or such Lender may sustain or incur as a consequence of the following events

(regardless of whether such events occur as a result of the occurrence of an Event of Default or the exercise of any right or remedy of the Agent or the Lenders under this Agreement or any Loan Document, or at law): any failure of the Borrowers to fulfill on the date of any Credit Event in connection with a Eurodollar Loan the applicable conditions set forth in Article V hereof applicable to it; any failure of the Borrowers to borrow hereunder after irrevo cable notice of borrowing pursuant to Section 2.03 hereof has been given; any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of the relevant Interest Period; or any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, or with respect to any Letter of Credit, in each case as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise). Such loss or reasonable expense shall include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal or other amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to, in the case of a Eurodollar Loan, the last day of the Interest Period for such Eurodollar Loan (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Loan which would have commenced on the date of such failure to borrow), at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be. Any such Lender shall provide to the Borrowers a statement, signed by an officer of such Lender, explaining any loss or expense and setting forth, if applicable, the computation pursuant to the preceding sentence, and such statement shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such statement within ten (10) days after the receipt of the same.

                  SECTION 2.13. Pro Rata Treatment; Assumption by and Delegation of Authority to the Agent. (a) Except as permitted under Sections 2.10, 2.11, 2.15(c) and 2.16 hereof, or as described in subsection (d) below each borrowing, each payment or prepayment of principal of the Notes, each payment of interest on the Notes, each payment of any fee or other amount payable hereunder and each reduction of the Total Revolving Credit Commitment and Total Term Loan Commitment shall be made to the Agent and distributed pro rata among the Lenders in the proportions that their Revolving Credit

Commitments bear to the Total Revolving Credit Commitment or that their Term Loan Commitments bears to the Total Term Loan Commitment, as the case may be.

                  (b) Notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Loans or occurrence of other Credit Events hereunder subsequent to the Credit Events on the Closing Date, unless the Agent shall have been notified in writing by any Lender in accordance with the provisions of paragraph (c) below prior to the date of a proposed Credit Event that such Lender will not make the amount that would constitute its pro rata share of the applicable Credits on such date available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on such date, and the Agent may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If such amount is made available to the Agent on a date after such Credit Event date, such Lender shall pay to the Agent on demand an amount equal to the product of
(i) the daily average Federal funds rate during such period as quoted by the Agent, times (ii) the amount of such Lender's pro rata share of such Credits, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Credit Event date to the date on which such Lender's pro rata share of such Credits shall have become immediately available to the Agent and the denominator of which is 360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's pro rata share of such Credits is not in fact made available to the Agent by such Lender within three Business Days of such Credit Event date, the Agent shall be entitled to recover such amount with interest thereon (without duplication of any interest paid pursuant to Section 2.05) at the rate per annum applicable to the Loans hereunder, on demand, from the Borrowers.

                  (c) Unless and until the Agent shall have received notice from the Required Lenders as to the existence and continuance of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to extend Credits hereunder, which notice shall be in writing and shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Agent such Lenders' ratable share of Credits extended after the effective date of such notice, the Agent shall be entitled to continue to make the assumptions described in Section 2.13(b) above. After receipt of the notice described in the preceding sentence, which shall become effective on the third Business Day after receipt of such notice by the Agent (unless otherwise agreed by the Agent), the Agent shall be entitled to make the assumptions described in
Section 2.13(b) above as to any Credits as to which it has not received a written notice to the contrary prior to 11:00 a.m. (New York time) on the Business Day next preceding the day on which such Credits are to be extended. The Agent shall not be required to extend any Credits as to which it shall have received notice by a Lender of such Lender's intention not to make its ratable portion of such Credits available to the Agent. Any withdrawal of authorization as described under this Section 2.13(c) shall not affect the validity of any Credits extended prior to the effectiveness thereof.

                  (d) In the event that any Lender fails to fund its ratable portion (based on its Revolving Credit Commitment) of any Revolving Credit Loan which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such borrowing being hereinafter referred to as a "Non Pro Rata Loan"), until the earlier of such Lender's cure of such failure or the termination of the Total Revolving Credit Commitment, in the Agent's sole discretion, the proceeds of all amounts thereafter repaid to Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement, may be advanced to the Borrowers by the Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                          (i) the foregoing provisions to this subsection (d)
                  shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.02;

                         (ii) any such Lender shall be deemed to have cured its
                  failure to fund at such time as an amount equal to such Lender's ratable portion (based on its applicable Revolving Credit Commitment) of the requested principal portion of such Revolving Credit Loan is fully funded to the Borrowers whether made by such Lender itself or by operation of the terms of this subsection (d) and whether or not the Non Pro Rata Loan with respect thereto has been converted or continued;

                        (iii) amounts advanced to the Borrowers to cure, in full
                  or in part, any such Lender's failure to fund its Revolving Credit Loans ("Cure Loans") shall bear interest at the rate applicable to Alternate Base Loans under Section 2.05 in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Alternate Base Loans;

                         (iv) regardless of whether or not an Event of Default
                  has occurred and is continuing, and notwithstanding the instructions of the Borrowers as to their desired application, all repayments of principal which would be applied to the outstanding Revolving Credit Alternate Base Loans shall be applied first, ratably to Revolving Credit Alternate Base Loans constituting Non Pro Rata Loans, second, ratably to Revolving Credit Alternate Base Loans other than those constituting Non Pro Rata or Cure Loans and, third, ratably to Revolving Credit Alternate Base Loans constituting Cure Loans;

                          (v) for so long as, and until the earlier of any such
                  Lender's cure of the failure to fund its ratable portion (based on its applicable Revolving Credit Commitment) of any Revolving Credit Loan and the termination of the Total Revolving Credit Commitment, the term "Required Lenders" for all purposes of this Agreement shall exclude all Lenders whose failure to fund their ratable portion (based on their respective applicable Revolving Credit Commitments) of any Revolving Credit Loan have not been cured; and

                         (vi) for so long as, and until any such Lender's
                  failure to fund its ratable portion (based on its applicable Revolving Credit Commitment) of any Revolving Credit Loan is cured in accordance with this subsection (d), such Lender shall not be entitled to any Revolving Credit Commitment Fee with respect to its Revolving Credit Commitment and such Lender shall remain liable to the Borrowers for its failure to fund regardless of such cure.

                  SECTION 2.14. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers, including, but not limited to, a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of a Note or exposure under the Letter of Credit Usage held by it as a result of which the unpaid principal portion of the Notes or exposure under the Letter of Credit Usage held by it shall be proportionately less than the unpaid principal portion of the Notes or exposure under the Letter of Credit Usage held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Notes and exposure under the Letter of Credit Usage held by such other Lender, so that the aggregate unpaid principal amount of the Notes and exposure under the Letter of Credit Usage and participations in Notes and exposure under the Letter of Credit Usage held by it shall be in the same proportion to the aggregate unpaid principal amount of all Notes and exposure under the Letter of Credit Usage then outstanding as the principal amount of the Notes and exposure under the Letter of Credit Usage held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Notes and exposure under the Letter of Credit Usage outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.14 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Note or exposure under the Letter of Credit Usage deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender as fully as if such Lender held a Note or exposure under the Letter of Credit Usage in the amount of such participation.

                  SECTION 2.15. Payments and Computations. (a) The Borrowers shall make each payment hereunder and under any instrument delivered hereunder not later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States (in freely transferable dollars) to the Agent at its offices at 200 Jericho Quadrangle, Jericho, New York 11753 for the account of the Lenders, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. The Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. The Agent may charge, when due and payable, the Borrowers' account or accounts, as the case may be, with the Agent for all interest, principal and Revolving Credit Commitment Fees, letter of credit fees and any administration fee owing to the Agent or the Lenders on or with respect to this Agreement and/or the Loans and other Loan Documents. If at any time there is not sufficient availability to cover any of the payments referred to in the prior sentence, and in any event upon the occurrence of any Default, the Borrowers shall make any such payments upon demand.

                  (b) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Agent from the Borrowers and such related payment is not received by the Agent, then the Agent will be entitled to recover such amount from such Lender without setoff, counterclaim or deduction of any kind. If the Agent reasonably determines at any time that any amount received by the Agent under this Agreement must be returned to the Borrowers or paid to any other person pursuant to any bankruptcy or solvency law then, notwithstanding any other term or condition of this Agreement, the Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Agent on demand any portion of such amount that the Agent has distributed to such Lender, together with interest at such rate, if any, as the Agent is required to pay to the Borrowers or such other person, without setoff, counterclaim or deduction of any kind.

                  (c) The outstanding principal balance of Revolving Credit Loans may fluctuate from day to day, through the Agent's disbursement of funds to, and receipt of funds from, the Borrowers. In order to minimize the frequency of transfers of funds between the Agent and each Lender, Revolving Credit Loans and payments may be settled according to the following procedures. On the fourth Business Day of each week, or more frequently (including daily), if the Agent so elects (each such day being a "Settlement Date"), the Agent will advise each Lender by telephone, telex or telecopy of the amount of each such Lender's actual dollar investment and its ratable portion (based on its applicable Revolving Credit Commitment) of the outstanding principal balance of Revolving

Credit Loans as of the close of business on the Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's actual dollar investment in the outstanding principal balance of Revolving Credit Loans to such Lender's ratable portion (based on its applicable Revolving Credit Commitment) of the outstanding principal balance of Revolving Credit Loans as of any Settlement Date, the party from which such payment is due will pay the other, in immediately available funds, by wire transfer to the other's account not later than 2:00 p.m. (New York time) on the Business Day immediately following the Settlement Date. Notwithstanding the foregoing, if the Agent so elects, the Agent may require that each Lender make its ratable portion (based on its applicable Revolving Credit Commitment) of any requested Revolving Credit Loan available to the Agent for disbursement on the date of funding applicable to such Revolving Credit Loan in accordance with Section 2.03 hereof. Notwithstanding these procedures, each Lender's obligation to fund its portion of each Revolving Credit Loan made by the Agent to the Borrowers will commence on the date such advance is made by the Agent.

                  SECTION 2.16. Taxes. (a) Any and all payments by the Borrowers hereunder shall be made, in accordance with Section 2.15 hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings in any such case imposed by the United States or any political subdivision thereof, excluding:

                          (i) in the case of the Agent and each Lender, (A)
                  taxes imposed or based on its net income, and franchise or capital taxes imposed on it, and (B) withholding taxes payable with respect to payments to the Agent or such Lender under laws (including, without limitation, any treaty, ruling, determination or regulation) in effect on the date hereof, but not any increase in withholding tax resulting from any subsequent change in such laws (other than withholding with respect to taxes imposed or based on its net income or with respect to franchise or capital taxes), and

                         (ii) taxes (including withholding taxes) imposed by
                  reason of the failure of the Agent or any Lender, in either case that is organized outside the United States, to comply with Section 2.16(f) hereof (or the inaccuracy at any time of the certificates, documents and other evidence delivered thereunder)

(all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent, (x) the sum payable shall be increased by the amount necessary so that after making all required deductions (including without limitation deductions applicable to additional sums payable under this Section 2.16) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrowers shall make such deductions and (z) the Borrowers shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

                  (c) The Borrowers will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction (except as specified in clauses
(a)(i) and (ii)) on amounts payable under this Section 2.16) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor. If any Lender receives a refund in respect of any Taxes or Other Taxes for which such Lender has received payment from the Borrowers hereunder, such Lender shall promptly notify the Borrowers of such refund and such Lender shall promptly repay such refund to the Borrowers, provided that the Borrowers, upon the request of such Lender, agree to return such refund (plus any penalties, interest or other charges) to such Lender in the event such Lender is required to repay such refund.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrowers in respect of any payment to any Lender, the Borrowers will furnish to the Agent, at its address referred to in Section
11.01 hereof, such certificates, receipts and other documents as may be reasonably requested in writing to evidence payment thereof.

                  (e) Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 2.16 shall survive the payment in full of principal and interest hereunder.

                  (f) Each Lender that is organized outside of the United States shall deliver to the Borrowers on the date hereof (or, in the case of an assignee, on the date of the assignment) and from time to time as required for renewal under applicable law duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor or additional forms), as appropriate, indicating in each case that such Lender is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes. The Agent (if the Agent is an entity organized outside the United States) and each Lender that is organized outside the United States shall promptly notify the Borrowers and the Agent of any change in its Applicable Lending Office and upon written request of the Borrowers such Lender or the Agent, as applicable, shall, prior to the immediately following due date of any payment by the Borrowers or any Guarantor hereunder or under any other Loan Document, deliver to the Borrowers or such Guarantor, as the case may be (with copies to the Agent), such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation Internal Revenue Service Form 4224, Form 1001 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-4(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender establishing that such payment is (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. The Borrowers shall be entitled to rely on such forms in their possession until receipt of any revised or successor form pursuant to this
Section 2.16(f). If the Agent or a Lender fails to provide a certificate, document or other evidence required pursuant to this Section 2.16(f), then (i) the Borrowers shall be entitled to deduct or withhold on payments to the Agent or such Lender as a result of such failure, as required by law, and

(ii) the Borrowers shall not be required to make payments of additional amounts with respect to such withheld Taxes pursuant to Sec tion 2.16(a) to the extent such withholding is required solely by reason of the failure of the Agent or such Lender to provide the necessary certificate, document or other evidence.

                  (g) Each Lender and the Agent shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this
Section 2.16 (including seeking refunds of any amounts that are reasonably believed not to have been correctly or legally asserted); provided, however, that such efforts shall not include the taking of any actions by such Lender or the Agent that would result in any tax, cost or other expense to such Lender or the Agent (other than a tax, cost or other expense for which such Lender or the Agent shall have been reimbursed or indemnified by the Borrowers pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Lender or the Agent have a material adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Lender or the Agent.

                  SECTION 2.17. Issuance of Letters of Credit. Upon the request of the Borrowers, and subject to the conditions set forth in Article V hereof and such other conditions to the opening of Letters of Credit as the Agent reasonably requires of its customers generally, the Agent shall from time to time open commercial and standby letters of credit (each, a "Letter of Credit") for the account of the Borrowers, the aggregate undrawn amount of all outstanding Letters of Credit not at any time to exceed $10,000,000; provided, however, that neither Borrower may request the Agent to open a Letter of Credit if after giving effect thereto (measured by the face amount of such Letter of Credit) Availability would be less than zero (or so long as Section 7.09(c) shall remain in effect, $10,000,000). The issuance of each Letter of Credit shall be made on at least three Business Days' prior written notice from the Borrowers to the Agent, at its Domestic Lending Office, which written notice shall be an application for a Letter of Credit on the Agent's customary form completed to the reasonable satisfaction of the Agent, together with the proposed form of the Letter of Credit (which shall be reasonably satisfactory to the Agent) and such other certificates, documents and other papers and information as the Agent may reasonably request. The Agent shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with any applicable provisions of law or cause the Agent or any Lender to exceed any limits imposed by any Lender's Revolving Credit Commitment or the Letter of Credit sublimit. The expiration date of any (i) commercial Letter of Credit shall not be later than 180 days from the date of issuance thereof and (ii) any standby Letter of Credit shall not be later than 365 days from the date of issuance thereof, and, in any event, no Letter of Credit shall have an expiration date later than 30 days prior to the Revolving Credit Termination Date. The Letters of Credit shall be issued with respect of transactions occurring in the ordinary course of business of the Borrowers.

                  SECTION 2.18. Payment of Letters of Credit; Reimbursement. Upon the issuance of any Letter of Credit, the Agent shall notify each Lender of the principal amount, the number, and the expiration date thereof and the amount of such Lender's participation therein. By the issuance of a Letter of Credit hereunder and without further action on the part of the Agent or the Lenders, each Lender hereby accepts from the Agent a participation (which participation shall be nonrecourse to the Agent) in such Letter of Credit equal to such Lender's pro rata (based on its Revolving Credit Commitment) share of such Letter of Credit, effective upon the issuance of such Letter of Credit. Each Lender hereby absolutely and unconditionally assumes, as primary obligor and not as a surety, and agrees to pay and discharge, and to indemnify and hold the Agent harmless from liability in respect of, such Lender's pro rata share of the amount of any drawing under a Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations in each Letter of Credit issued by the Agent and its obligation to make the payments specified herein, and the right of the Agent to receive the same, in the manner specified herein, are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or an Event of Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. The Agent shall review, on behalf of the Lenders, each draft and any accompanying documents presented under a Letter of Credit and shall notify each Lender of any such presentment. Promptly after it shall have ascertained that any draft and any accompanying documents presented under such Letter of Credit appear on their face to be in substantial conformity with the terms and conditions of the Letter of Credit, the Agent shall give telephonic or facsimile notice to the Lenders and the Borrowers of the receipt and amount of such draft and the date on which payment thereon will be made, and the Lenders shall, by 11:00 a.m., New York City time on the date such payment is to be made, pay the amounts required to the Agent in New York, New York in immediately available funds, and the Agent, not later than 3:00 p.m. on such day, shall make the appropriate payment to the beneficiary of such Letter of Credit; provided, however, the Agent shall, subject to Availability, finance such payment with an Alternate Base Loan in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Alternate Base Loan. If in accordance with the prior sentence the Agent cannot finance such payment because of the lack of Availability and the Agent shall pay any draft presented under a Letter of Credit, then the Agent, on behalf of the Lenders, shall charge the general deposit account of the Borrowers with the Agent for the amount thereof, together with the Agent's customary overdraft fee in the event the funds available in such account shall not be sufficient to reimburse the Lenders for such payment and the Borrowers shall not otherwise have discharged such reimbursement obligation by 2:00 p.m., New York City time, on the date of such payment. If the Lenders have not been reimbursed with respect to such drawing as provided above, or if an Alternate Base Loan is not made as provided above, the Borrowers shall pay to the Agent, for the account of the Lenders, the amount of the drawing together with interest on such amount at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the rate applicable to Alternate Base Loans hereunder plus two percent (2%), payable on demand. The obligations of the Borrowers under this Section 2.18 to reimburse the Lenders and the Agent for all drawings under Letters of Credit shall be joint and several, absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms, irrespective of:

                  (a) any lack of validity or enforceability of any Letter of Credit;

                  (b) the existence of any claim, setoff, defense or other right which the Borrowers or any other person may at any time have against the beneficiary under any Letter of Credit, the Agent (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or willful misconduct of the Agent) or any other person in connection with this Agreement or any other transaction;

                  (c) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Agent under such Letter of Credit against presentment of such draft or document shall not have constituted gross negligence or willful misconduct of the Agent;

                  (d) payment by the Agent under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; provided that such payment shall not have constituted gross negligence or willful misconduct of the Agent; and

                  (e) any other circumstance or event whatsoever, whether or not similar to any of the foregoing; provided that such other circumstance or event shall not have been the result of gross negligence or willful misconduct of the Agent.

                  It is understood that in making any payment under any Letter of Credit (x) the Agent's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (y) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, not be deemed willful misconduct or gross negligence of the Agent.

                  SECTION 2.19. Agent's Actions with respect to Letters of Credit. Any Letter of Credit may, in the discretion of the Agent or its correspondents, be interpreted by them (to the extent not inconsistent with such Letter of Credit) in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, as adopted or amended from time to time, or to the extent the foregoing is not applicable, any other rules, regulations and customs prevailing at the place where any Letter of Credit is available or the drafts are drawn or negotiated. The Agent and its correspondents may accept and act upon the name, signature, or act of any party purporting to be the executor, administrator, receiver, trustee in bankruptcy, or other legal representative of any party designated in any Letter of Credit in the place of the name, signature, or act of such party.

                  SECTION 2.20. Letter of Credit Fees. The Borrowers agree to pay (i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to (x) in the case of a standby Letter of Credit the margin over the

Adjusted LIBO Rate applicable to interest on Revolving Credit Eurodollar
Loans and (y) in the case of a commercial Letter of Credit 1/2 of 1% less than the margin over the Adjusted LIBO Rate applicable to interest on Revolving Credit Eurodollar Loans, in each case minus 1/4 of 1%, on the average daily amount of such Lender's pro rata share of the Letter of Credit Usage (excluding any portion attributable to unreimbursed drawings) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which such Lender ceases to have any share of the Letter of Credit Usage, and (ii) to the Agent a fronting fee, which shall accrue at the rate of 1/4% per annum on the average daily amount of the Letter of Credit Usage (excluding any portion thereof attributable to unreimbursed drawings) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any Letter of Credit Usage, as well as the Agent's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. The Agent will promptly notify the Borrowers of any change in the Agent's standard fees. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the first Business Day following each such period, commencing July 1, 1998; provided that all such fees shall be payable on the date on which the Revolving Credit Commitment terminates and any such fees accruing after the date on which the Revolving Credit Commitment terminates shall be payable on demand. Any other fees payable to the Agent pursuant to this paragraph shall be payable on demand, and may be charged by the Agent against the Borrowers' account maintained with the Agent. All participation fees and fronting fees shall be computed on the basis of a year of 365 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  SECTION 2.21. Duty to Mitigate; Assignment of Commitments Under Certain Circumstances. (a) Any Lender claiming or expecting to claim any payment or additional amounts payable pursuant to Section 2.10 or Section 2.16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change, in the judgment of such Lender, would avoid the need for or reduce the amount of any such payment or additional amounts that may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                  (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.10 or 2.11, or the Borrowers shall be required to make additional payments to any Lender under Section 2.16, the Borrowers shall have the right, at their own expense, upon notice to such Lender and the Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.03) all its interests, rights and obligations under this Agreement to one or more other financial institutions approved by the Agent (which approval shall not be unreasonably withheld) which shall assume such obligations. A Lender shall not be required to make any such transfer and assignment unless all Obligations owing to such Lender, including those pursuant to Sections 2.10, 2.11 and 2.16, have been paid in full, and no Lender shall be required to make any such transfer and assignment if prior thereto, as a result of a waiver, the circumstances entitling the Borrowers to require such transfer and assignment cease to apply.


III.  COLLATERAL SECURITY

                  SECTION 3.01. Security Documents. The Obligations shall be secured by the Collateral described in the Security Documents and are entitled to the benefits thereof. Each Borrower shall duly execute and deliver the Security Documents to which such Borrower is a party, all consents of third parties reasonably necessary to permit the effective granting of the Liens created in such agreements, financing statements pursuant to the Uniform Commercial Code and other documents, all in form and substance reasonably satisfactory to the Agent, as may be reasonably required by the Agent to grant to the Lenders a valid, perfected and enforceable first priority Lien on and security interest in (subject only to the Liens permitted under Section 7.01 hereof) the Collateral to the extent such Collateral may be perfected by filing.

                  SECTION 3.02. Filing and Recording. The Borrowers shall, at their sole cost and expense, cause all instruments and documents given as evidence of security pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the reasonable opinion of the Agent, and take such other actions as the Agent may reasonably request, in order to perfect and protect the Liens of the Agent and Lenders in the Collateral. Each of the Borrowers, to the extent permitted by law, hereby authorize the Agent to file any financing statement in respect of any Lien created pursuant to the Security Documents to which it is a party which may at any time be required or which, in the opinion of the Agent, may at any time be desirable although the same may have been executed only by the Agent or, at the option of the Agent, to sign such financing statement on behalf of such Borrower and file the same, and each of the Borrowers hereby irrevocably designates the Agent, its agents, representatives and designees as its agent and attorney-in-fact for this purpose provided that the rights granted to the Agent in this sentence may only be exercised upon the occurrence and during the continuance of an Event of Default, or if such financing statement is being filed to correct an error or omission or if a Borrower has failed to promptly execute a financing statement prepared by the Agent in accordance with the Security Documents to which it is a party for the purpose of perfecting its Lien on Collateral. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien, the Borrowers shall, at the Borrowers' cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Agent.


IV.  REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to each of the Lenders that both before and after giving effect to the consummation of the Transactions (including, without limitation, under the Manischewitz Acquisition Documents):

                  SECTION 4.01. Organization, Legal Existence. Each Borrower and each of their subsidiaries is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and assets and to carry on its business as now conducted and as currently proposed to be conducted and is qualified to do business in every jurisdiction where such qualification is required (all such jurisdictions being listed in Schedule 4.01 annexed hereto), except where the failure to be qualified would not have a Material Adverse Effect. Each Borrower has the power to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party, and to borrow hereunder and to execute and deliver the Notes.

                  SECTION 4.02. Authorization. The execution, delivery and performance by each Borrower of this Agreement and each of the other Loan Documents to which it is a party, the borrowings hereunder by such Borrower, the execution and delivery by such Borrower of the Notes, the grant of security interests in the Collateral created by the Security Documents to which it is a party and, in the case of Manischewitz, the transactions contemplated to occur under or in connection with the Manischewitz Acquisition Documents (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate or limited liability company and, if required, stockholder or member action, as applicable, and (b) will not (i) violate (A) any provision of law, statute, rule or regulation or the certificate or articles of incorporation, certificate of formation or other applicable constitutive documents or the by-laws or operating agreement, as applicable, of the Borrowers or their subsidiaries, as the case may be, (B) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrowers, or their subsidiaries, or
(C) any provisions of any material indenture, agreement or other instrument to which the Borrowers, or their subsidiaries, or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in (b)(i)(C) above, except to the extent that any such default would not be reasonably likely to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien of any nature whatsoever (other than in favor of the Agent, for its own benefit and for the benefit of the Lenders, as contemplated by this Agreement and the Security Documents) upon any property or assets of the Borrowers, or their subsidiaries.

                  SECTION 4.03. Governmental Approvals. No registration or filing (other than the filings necessary to perfect the Liens created by the Security Documents) with consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the Transactions, other than any which have been made or obtained.

                  SECTION 4.04. Binding Effect. This Agreement and each of the other Loan Documents to which it is a party constitutes, and each of the Notes when duly executed and delivered will constitute, a legal, valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (b) to general principles of equity.

                  SECTION 4.05. Material Adverse Change. Except as set forth in
Schedule 4.05 annexed hereto, there has been no material adverse change in the business, assets, operations or financial condition of (i) Millbrook and any of its subsidiaries, taken as a whole, since December 31, 1997 or (ii) Manischewitz and any of its subsidiaries, taken as a whole, since January 31, 1998.

                  SECTION 4.06. Litigation; Compliance with Laws; etc. (a) Except as set forth in Schedule 4.06(a) annexed hereto, there are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of any Responsible Officer of a Borrower, threatened against a Borrower or any of the Borrowers' subsidiaries or the businesses, assets or rights of a Borrower or any of the Borrowers' subsidiaries (i) which involve any of the Transactions or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would, individually or in the aggregate, materially impair the ability of a Borrower to conduct business substantially as now conducted, or have a Material Adverse Effect.

                  (b) Except as set forth in Schedule 4.06(b) annexed hereto, no Borrower or any subsidiary thereof is in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality which would have a Material Adverse Effect.

                  SECTION 4.07. Financial Statements. (a) The Borrowers have heretofore furnished to the Agent audited consolidated balance sheets and statements of income and cash flows and statement of members' equity of Manischewitz dated as of July 31, 1997, July 31, 1996 and July 31, 1995, the unaudited consolidated balance sheet and related statements of cash flows, income and changes of members' equity of Manischewitz and for the six month period ended January 31, 1997 and the six month period ended January 31, 1998. To the Borrowers' knowledge, such balance sheets and statements of income and cash flows present fairly the financial condition and results of operations of Manischewitz as of the dates and for the periods indicated, and such balance sheets and statements have been prepared in accordance with GAAP, subject to adjustment (consisting only of normal recurring year-end adjustments) and the absence of footnotes in the case of any unaudited financial statements.

                  (b) The Borrowers have heretofore furnished to the Agent quarterly, through March 31, 1999, and annual, thereafter through March 31, 2001, projected income statements, balance sheets and cash flows of Holdings, together with a schedule confirming the ability of the Borrowers to consummate the Transactions and demonstrating prospective compliance with all financial covenants contained in this Agreement, such projections disclosing all assumptions made by the Borrowers in formulating such projections and giving effect to the Transactions. The projections are based upon reasonable estimates and assumptions, all of which are reasonable in light of the conditions which existed at the time the projections were made, have been prepared on the basis of the assumptions stated therein, and reflect as of the Closing Date the reasonable estimate of the Borrowers of the results of operations and other information projected therein.

                  (c) The Borrowers have heretofore furnished to the Agent a Consolidated pro forma balance sheet of Holdings as at December 31, 1997 and which sets forth certain information before and after giving effect to the Transactions.

                  SECTION 4.08. Federal Reserve Regulations. (a) No Borrower or any subsidiary thereof is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation T, U or X thereof. If requested by any Lender, the Borrowers or any of their subsidiaries shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

                  SECTION 4.09. Taxes. Except as set forth in Schedule 4.09, each Borrower and each subsidiary thereof has filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by it, on or prior to the date hereof, other than tax returns in respect of taxes that (x) are not franchise, capital or income taxes, (y) in the aggregate are not material and (z) would not, if unpaid, result in the imposition of any material Lien on any material property or assets of the Borrowers or any of their subsidiaries, taken as a whole. Each Borrower and each subsidiary thereof has paid or caused to be paid all taxes shown to be due and payable on such filed returns or on any assessments received by it, other than (i) any taxes or assess ments the validity of which such Borrower or such subsidiary is contesting in good faith by appropriate proceedings, and with respect to which such Borrower or such subsidiary shall, to the extent required by GAAP have set aside on its books adequate reserves and (ii) taxes other than income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any material Lien on any property or assets of any of the Borrowers or any of their subsidiaries. Except as set forth in Schedule 4.09, no Federal income tax returns of any Borrower or any subsidiary thereof has been audited during the last five years by the United States Internal Revenue Service and no Borrower or any subsidiary thereof has as of the date hereof requested or been granted any extension of time to file any Federal, state, local or foreign income tax return. Except as may be approved by the Agent pursuant to Section
7.04 hereof or as set forth in Schedule 4.09 annexed hereto, no Borrower or any subsidiary thereof is party to or has any obligation under any tax sharing agreement.

                  SECTION 4.10. Employee Benefit Plans. With respect to the provisions of ERISA:

                           (i) No Reportable Event has occurred with respect to
                  any Pension Plan, except for any such Event which would not result in a Material Adverse Effect.

                           (ii) No prohibited transaction (within the meaning of
                  Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title I of ERISA which could result in a Material Adverse Effect.

                           (iii) Except as set forth in Schedule 4.10 annexed
                  hereto, no Borrower or any ERISA Affiliate is now, or has been during the preceding five years, obligated to contribute to a Multiemployer Plan. No Borrower or any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of ERISA to which any Borrower, any subsidiary of any Borrower or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is a Pension Plan so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable.

                           (iv) No notice of intent to terminate a Pension Plan
                  has been filed, nor has any Plan been terminated pursuant to the provisions of Section 4041(e) of ERISA, the termination of which would have a Material Adverse Effect.

                           (v) To the knowledge of the Borrowers, the PBGC has
                  not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and no event has occurred or condition exists which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Plan.

                           (vi) The assets of each Pension Plan that is subject
                  to the provisions of Title I, Subtitle B, Part 3 of ERISA (other than the Multiemployer Plans) are at least equal to the present value of the greater of (i) accrued benefits (both vested and non-vested) under such Plan, or (ii) "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Plan, in each case as of the latest actuarial valuation date for such Plan (determined in accordance with the same actuarial assumptions and methods as those used by the Plan's actuary in its valuation of such Plan as of such valuation date). No such Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412(a) of the Code), whether or not waived.

                       (vii) There are no actions, suits or claims pending
                  (other than routine claims for benefits) or, to the knowledge of the Borrowers or any ERISA Affiliate, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan and which would result in a Material Adverse Effect. To the Borrowers' knowledge, no civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA is pending or, to the Borrowers' knowledge, threatened against any fiduciary or any Plan. None of the Plans or to the Borrowers' knowledge any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency.

                           (viii) All of the Plans comply in all material
                  respects currently, both as to form and operation, with their terms and with the provisions of ERISA and, where applicable, the Code; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under Section 401(a) of the Code of each of the Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(c) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(1) of ERISA) has been made by the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition letter that would materially adversely affect such qualification.

                  SECTION 4.11. No Material Misstatements. No information, report, financial statement (other than the statements referred to in Section 4.07(a) hereof), exhibit or schedule prepared or furnished by or on behalf of the Borrowers to the Agent or any Lender in connection with any of the Transactions or this Agreement, the Security Documents, the Notes or any other Loan Documents or included therein contained or contains any material misstatement of fact.

                  SECTION 4.12. Investment Company Act; Public Utility Holding Company Act. No Borrower or any subsidiary thereof is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. No Borrower or any subsidiary thereof is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 4.13. Security Interest. Each of the Security Documents creates and grants to the Agent, for its own benefit and for the benefit of the Lenders, a legal and valid security interest in the Collateral identified therein. Such Collateral is not subject to any other Liens whatsoever, except Liens permitted by Section 7.01 hereof.

                  SECTION 4.14. Use of Proceeds. All proceeds of each borrowing under the Revolving Credit Commitment on the Closing Date, if any, shall be used to provide for working capital requirements and for general corporate purposes of the Borrowers. All proceeds of each subsequent borrowing under the Revolving Credit Commitment after the Closing Date shall be used to provide for working capital requirements and for general corporate purposes of the Borrowers.

                  SECTION 4.15. Subsidiaries. As of the Closing Date, the Borrowers have no subsidiaries.

                  SECTION 4.16. Title to Properties; Possession Under Leases; Trademarks. (a) Except as set forth in Schedule 4.16(a), the Borrowers and each of their subsidiaries have good title to, or valid leasehold interest in, all of their respective properties and assets shown on the most recent balance sheet referred to in Section 4.07(a) hereof and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title that do not interfere with the ability of a Borrower or any subsidiary thereof to conduct its business as now conducted. All such assets and properties are free and clear of all Liens, other than those permitted by Section 7.01 hereof.

                  (b) Each Borrower and each of its subsidiaries have complied with all material obligations under all material leases to which they are a party and under which they are in occupancy, and all such leases are in full force and effect and the Borrowers and each of its subsidiaries enjoy peaceful and undisturbed possession under all such leases.

                  (c) Except as set forth in Schedule 4.16(c), the Borrowers and each of their subsidiaries own or control all material trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of the business of the Borrowers and each of their subsidiaries as it is presently engaged. To the Borrowers' knowledge, no Borrower or any subsidiary thereof is infringing upon or otherwise acting adversely to any of such trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other person or persons. There is no claim or action by any such other person pending, or to the knowledge of any Responsible Officer of the Borrowers or any subsidiary thereof, threatened, against the Borrowers or any subsidiary thereof with respect to any of the rights or property referred to in this Section 4.16(c).

                  SECTION 4.17. Solvency. (a) The present fair salable value of the assets of each Borrower and its Consolidated subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts (including contingent liabilities) of such Borrower and its Consolidated subsidiaries, as they become absolute and mature.

                  (b) The assets of such Borrower and its Consolidated subsidiaries do not constitute unreasonably small capital for such Borrower and its Consolidated subsidiaries to carry out their business as now conducted and as proposed to be conducted including the capital needs of such Borrower and its Consolidated subsidiaries, taking into account the particular capital requirements of the business conducted by such Borrower and its Consolidated subsidiaries and projected capital requirements and capital availability thereof.

                  (c) No Borrower or any subsidiary thereof intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by such Borrower and any of its subsidiaries, and of amounts to be payable on or in respect of debt of such Borrower and any of its subsidiaries).

                  (d) No Borrower or any subsidiary thereof believes that final judgments against it in actions for money damages presently pending will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered).

                  SECTION 4.18. Permits, etc. Except as set forth in Schedule 4.18, each Borrower and each of its subsidiaries possess all licenses, permits, approvals and consents, including, without limitation, all environmental, health and safety licenses, permits, approvals and consents (collectively, "Permits") of all Federal, state and local governmental authorities as required to conduct properly its business as presently conducted, each such Permit is and will be in full force and effect, each Borrower and each of its subsidiaries is in compliance in all material respects with all such Permits, and no event (including, without limitation, any violation of any law, rule or regulation) has occurred which allows the revocation or termination of any such Permit or any restriction thereon, except in each case, where failure, noncompliance, revocation or termination would not have a Material Adverse Effect.

                  SECTION 4.19. Compliance with Environmental Laws. Except as disclosed in Schedule 4.19 hereto: (i) the operations of the Borrowers and their subsidiaries comply in all material respects with all applicable Environmental Laws; (ii) the Borrowers and their subsidiaries and all of their present facilities or operations, as well as to the knowledge of the Borrowers and their subsidiaries their past facilities or operations, are not subject to any judicial proceeding or administrative proceeding or any outstanding written order or agreement with any governmental authority or private party respecting
(a) any Environmental Law, (b) any Remedial Work, or (c) any Environmental Claims arising from the Release of a Contaminant into the environment; (iii) to the best of the knowledge of the Borrowers and their subsidiaries, none of their operations is the subject of any Federal or state investigation evaluating whether any Remedial Work is needed to respond to a Release of any Contaminant into the environment in violation of any Environmental Law; (iv) to the knowledge of the Borrowers, no Borrower or any subsidiary thereof or any predecessor of any of the Borrowers or any of their subsidiaries has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of a Hazardous Material or reporting a spill or Release of a Contaminant into the environment; (v) to the best of the knowledge of the Borrowers and their subsidiaries, no Borrower or any subsidiary thereof has any contingent material liability in connection with any Release of any Contaminant into the environment; (vi) none of the operations of the Borrowers or any of their subsidiaries involves the generation, transportation, treatment or disposal of Hazardous Materials; (vii) no Borrower or any subsidiary thereof has disposed of any Contaminant by placing it in or on the ground or waters of any premises owned, leased or used by any of them and to the knowledge of the Borrowers and their subsidiaries neither has any lessee, prior owner, or other person; (viii) no underground storage tanks or surface impoundments are on any property of the Borrowers and their subsidiaries; and (ix) to the best of the knowledge of the Borrowers and their subsidiaries, no Lien in favor of any governmental authority for (A) any liability under any Environmental Law or regulation, or (B) damages arising from or costs incurred by such governmental authority in response to a Release of a Contaminant into the environment, has been filed or attached to the property of the Borrowers and their subsidiaries.

                  SECTION 4.20. No Change in Credit Criteria or Collection Policies. There has been no material change in credit criteria or collection policies concerning account receivables of (i) Millbrook since December 31, 1997 or (ii) Manischewitz since January 31, 1998. To the best of the knowledge of the Borrowers, without duplication, all Eligible Manischewitz Receivables and all Eligible Millbrook Receivables are valid, binding and enforceable obligations of account debtors and are not subject to any claims, defenses or setoffs.

                  SECTION 4.21. Employee Matters. Except as disclosed in
Schedule 4.21 hereto, (a) no Borrower or any subsidiary thereof or any of such person's employees is subject to any collective bargaining agreement, (b) to the knowledge of the Borrowers, no petition for certification or union election is pending with respect to the employees of the Borrowers or any of their subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrowers or any of their subsidiaries and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Borrowers threatened between a Borrower or any of its subsidiaries and their respective employees, other than employee grievances arising in the ordinary course of business none of which could have, either individually or in the aggregate, a Material Adverse Effect.

                  SECTION 4.22. Manischewitz Acquisition. (a) (i) The execution, delivery and performance by Enterprises of the Manischewitz Acquisition Documents have been duly authorized by all necessary action on the part of Enterprises, (ii) the Manischewitz Acquisition Documents constitute the valid, binding and enforceable obligation of Enterprises, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and are in full force and effect without default or waiver of any of the conditions thereunder and (iii) there are no governmental consents, filings, approvals or notices required to be made or obtained in connection with the execution, delivery and performance of the Manischewitz Acquisition Documents except such as have been duly made, obtained or delivered.

                  (b) To the best knowledge of Manischewitz, without having made an independent investigation, each of the representations and warranties made by the "Sellers" (as defined in the Manischewitz

Acquisition Agreement) in the Manischewitz Acquisition Documents is true and correct in all material respects, and to the best knowledge of Manischewitz, the failure of such representations and warranties to be true and correct would not have a Material Adverse Effect.

                  SECTION 4.23. Year 2000. To the best of Borrowers' knowledge, the cost to the Borrowers of reprogramming and testing of the Borrowers' computer systems and related equipment to permit proper functioning in and following the year 2000 (including, without limitation, reprogramming errors) will not have a Material Adverse Effect.

V.  CONDITIONS OF CREDIT EVENTS

                  The obligation of each Lender to make Loans and extend other Credits hereunder shall be subject to the following conditions precedent:

                  SECTION 5.01. All Credit Events. On each date on which a Credit Event is to occur:

                  (a) The Agent shall have received a notice of borrowing as required by Section 2.03 hereof or a request for the issuance of a Letter of Credit pursuant to Section 2.17 hereof.

                  (b) The representations and warranties set forth in Article IV hereof and in the Loan Documents, shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date).

                  (c) The Borrowers shall be in material compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such Credit Event no Default or Event of Default shall have occurred and be continuing.

                  (d) The Agent shall have received a certificate signed by a Responsible Officer of the Borrowers (i) as to the compliance with (b) and (c) above and (ii) with respect to each Revolving Credit Loan and each Letter of Credit, demonstrating that after giving effect thereto Availability is zero (or so long as Section 7.09(c) shall remain in effect, $10,000,000) or greater.

                  SECTION 5.02. First Borrowing. The obligations of the Lenders in respect of the first Credit Event hereunder is subject to the following additional conditions precedent:

                  (a) The Lenders shall have received the favorable written opinion of counsel for the Borrowers and each of the Guarantors and Grantors, substantially in the form of Exhibit C hereto, dated the Closing Date, addressed to the Lenders and satisfactory to the Agent.

                  (b) The Lenders shall have received (i) a copy of the certificate or articles of incorporation, certificate of formation or constitutive documents, in each case as amended to date, of each Borrower, Grantor and Guarantor, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and a certificate as to the good standing of each from such Secretary of State or other official, in each case dated as of a recent date; (ii) a certificate of the Secretary of each Borrower, Grantor and Guarantor, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of such person's By-laws or operating agreement, as the case may be, as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such person's Board of Directors (or comparable governing body) authorizing the execution, delivery and performance of this Agreement, the Security Documents, the Notes and the other Loan Documents, as applicable, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such person's certificate or articles of incorporation or constitutive documents has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of such person's officers executing this Agreement, the Notes, each Security Document or any other Loan Document delivered in connection herewith or therewith, as applicable; (iii) a certificate of another of such person's officers as to incumbency and signature of its Secretary; and
(iv) such other documents as the Agent or any Lender may reasonably request.

                  (c) The Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrowers, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of
Section 5.01 hereof and the conditions set forth in this Section 5.02.

                  (d) Each Lender shall have received its Revolving Credit Note and Term Note duly executed by the Borrowers (which Notes shall replace the "Revolving Credit Note" and "Term Note", respectively, issued in connection with the Original Credit Agreement, such replaced Notes to be returned to the Borrowers by the Lenders holding same, marked "cancelled" promptly after the Closing Date), payable to its order and otherwise complying with the provisions of Section 2.04 hereof.

                  (e) The Agent shall have received (i) such amendments to or confirmations (as requested by the Agent) of the Security Documents (including, without limitation, the Mortgage, together with such endorsements as are requested by the Agent) existing as of the Closing Date, (ii) such additional Security Documents (as requested by the Agent) to be executed and delivered in connection with the Transactions and (iii) certificates (together with undated stock powers executed in blank) evidencing the Pledged Stock (including, without limitation, replacement certificates (and stock powers) indicating that Enterprises is the holder of the Pledged Stock consisting of stock of Millbrook), each duly executed by the applicable Grantors.

                  (f) The Agent shall have received certified copies of requests for copies or information on Form UCC-11 or certificates satisfactory to the Lenders of a UCC Reporter Service, listing all effective financing statements which name as debtor Manischewitz and which are filed in the appropriate offices in the States in which are located the chief executive office and other operating offices of such person, together with copies of such financing statements. With respect to any Liens not permitted pursuant to Section 7.01 hereof, the Agent shall have received termination statements in form and substance reasonably satisfactory to it.

                  (g) Each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for its own benefit and for the benefit of the Lenders a first priority perfected security interest in the Collateral acquired in connection with the Manischewitz Acquisition shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested. The Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation.

                  (h) The Agent shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings made with respect to Manischewitz in the jurisdictions in which Manischewitz is doing business and/or in which any Collateral is located, and in which Uniform Commercial Code filings have been made against Manischewitz pursuant to paragraph (g) above.

                  (i) The Lenders and the Agent shall have received and determined to be in form and substance satisfactory to them:

                          (i) evidence that the Borrowers have at least
                  $35,000,000 of Availability on the Closing Date (after giving effect to the Transactions and the Holdings Transactions);

                          (ii) evidence of the compliance by the Borrowers with
                  Section 6.03 hereof;

                          (iii) the financial statements described in Section
                  4.07 hereof;

                          (iv) internal management prepared financial statements
                  for Manischewitz for the month ended February 28, 1998;

                          (v) evidence that the Transactions are in compliance
                  with all applicable laws and regulations;

                          (vi) evidence of payment of all fees, costs and
                  expenses owed to the Agent, the Co-Agent and the Lenders by the Borrowers under this Agreement, the Fee Letter or otherwise;

                          (vii) evidence that all requisite third party consents
                  (including, without limitation, consents with respect to the Borrowers and each of the Grantors and

                  Guarantors) to the Transactions have been received, except where the failure to obtain certain consents would not have a Material Adverse Effect;

                          (viii) a schedule of all subsidiaries and Affiliates
                  of the Borrowers and the Guarantors;

                          (ix) a schedule of all material customer contracts,
                  supplier contracts, licensing agreements and other material contracts with respect to Manischewitz;

                          (x) evidence that there has been no material adverse
                  change in the business, assets, operations or financial condition of (x) Millbrook and its subsidiaries since December 31,1997 or (y) Manischewitz and its subsidiaries since January 31, 1998;

                          (xi) evidence of the repayment in full of exiting
                  credit arrangements with respect to Manischewitz and the termination of all commitments to lend thereunder, and the termination of all security interests securing such indebtedness as required under paragraph (f) above; and

                          (xii) a schedule of all pending litigation of the
                  Borrowers and the Guarantors and evidence that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened in writing against a Borrower or any subsidiary thereof or any of their respective businesses, assets or rights which involve any of the Transactions.

                  (j) The Agent has received environmental reports and/or information with respect to real property owned by Manischewitz and has determined that such reports and/or information is in form and substance satisfactory to it.

                  (k) Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for reasonable legal fees charged, and all costs and expenses incurred, by such counsel through the Closing Date in connection with the transactions contemplated under this Agreement, the Security

Documents and the other Loan Documents and instruments in connection herewith and therewith.

                  (l) The Agent and the Lenders shall have:

                          (i) received copies of each of the Manischewitz
                  Acquisition Documents, including all amendments and schedules thereto;

                          (ii) received evidence that the Manischewitz
                  Acquisition Agreement is in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made; and

                          (iii) determined that the terms and provisions of all
                  agreements and documents in connection with the Manischewitz Acquisition, including without limitation the Manischewitz Acquisition Documents, are satisfactory in form and substance and the Agent shall have received such legal opinions, certificates and copies of necessary governmental filings and consents as the Agent shall have requested in connection therewith, and shall have determined to its satisfaction that the consummation of the Manischewitz Acquisition and other transactions contemplated by the Manischewitz Acquisition Documents are in compliance with all applicable laws and regulations.

                  (m) The Agent and the Lenders shall have received evidence (i) of the reincorporation of Millbrook as a Delaware corporation, (ii) that all Obligations of Millbrook are assumed (to the satisfaction of the Agent) by such Delaware corporation and (iii) that such transaction did not have a Material Adverse Effect.

                  (n) The corporate structure and capitalization of the Borrowers shall be satisfactory to the Lenders in all respects.

                  (o) All legal matters in connection with the Transactions shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

                  (p) The Borrowers shall have executed and delivered to the Agent a disbursement authorization letter with respect to the disbursement of the proceeds of the Credit Events made on the Closing Date, in form and substance reasonably satisfactory to the Agent.

                  (q) The Agent shall have:

                           (i) received evidence satisfactory to the Agent in
                  all respects that Enterprises shall have received concurrently with the execution of this Agreement not less than $120,000,000 as gross cash proceeds from the issuance of the Senior Notes; Holdings shall have received not less than $48,000,000 as gross cash proceeds from the issuance of the Interest Reserve Notes; and Enterprises shall have utilized such gross cash proceeds (x) to fund the consideration to be paid in connection with the Manischewitz Acquisition, to pay fees and expenses associated therewith and with respect to the Holdings Transactions and to repay in full the exiting credit arrangements with respect to Manischewitz and (y) to make a payment of the Revolving Credit Loans of approximately $20,400,000 subject to adjustment based upon the determination and payment of the actual fees and expenses referred to in clause (x) above; and

                           (ii) determined that the terms and provisions of all
                  agreements in connection with each of the Holdings Transactions, including, without limitation, the Senior Notes and the Interest Reserve Notes, are reasonably satisfactory in form and substance and the Agent and Lenders shall have received such legal opinions, certificates and copies of necessary governmental filings and consents as the Agent and the Lenders shall have requested in connection therewith, and shall have determined to their reasonable satisfaction that the consummation of each of the Holdings Transactions is in compliance with all applicable laws and regulations.

                  (r) The Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.


VI.  AFFIRMATIVE COVENANTS

                  Each of the Borrowers covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, any amount under any Letter of Credit or any fee, expense or other Obligation payable hereunder shall be unpaid, it will, and will cause each of its subsidiaries and, with respect to Section 6.07 hereof, to:

                  SECTION 6.01. Legal Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

                  SECTION 6.02. Businesses and Properties. At all times, except as permitted pursuant to Section 7.05 hereof, do or cause to be done all things necessary to preserve, renew and keep in full force and effect the material rights, licenses, Permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; maintain and operate such businesses in the same general manner in which they are presently conducted and operated; comply with all laws, rules, regulations and governmental orders (whether Federal, state or local) applicable to the operation of such businesses whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to public and employee health and safety and all Environmental Laws) and with any and all other applicable laws, rules, regulations and governmental orders, the lack of compliance with which would have a Material Adverse Effect; take all actions which may be required to obtain, preserve, renew and extend all Permits and other authorizations which are material to the operation of such businesses; and at all times maintain, preserve and protect all property material to the conduct of such businesses and keep such property in good repair (ordinary wear and tear excepted), working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 6.03. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound insurers, (b) maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall insure the property of the Borrowers against all risk of physical damage, including, without limitation, loss by fire, explosion, theft, fraud and such other casualties as may be reasonably satisfactory to the Agent, but in no event at any time in an amount less than the replacement value of the Collateral, (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrowers or any of their subsidiaries, in such amount as the Agent shall reasonably deem necessary, (d) maintain business interruption insurance to such extent as is customary with companies similarly situated and in the same or similar businesses, and (e) maintain such other insurance as may be required by law or as may be reasonably requested by the Agent for purposes of assuring compliance with this Section
6.03. All insurance covering tangible personal property subject to a Lien in favor of the Agent for its own benefit and for the benefit of the Lenders granted pursuant to the Security Documents shall provide that, in the case of each separate loss the full amount of insurance proceeds shall be payable to the Agent and shall further provide for at least 30 days' prior written notice to the Agent of the cancellation or substantial modification thereof.

                  SECTION 6.04. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof; provided, however, that such payment and/or discharge shall not be required with respect to any such tax, assessment, governmental charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate actions or proceedings and the Borrowers shall have set aside on their respective books, as applicable, reserves with respect thereto that are adequate in accordance with GAAP and such contest operates to suspend collection of the contested tax, assessment, charge, levy or claim and enforcement of a Lien.

                  SECTION 6.05. Financial Statements, Reports, etc. Furnish to the Agent, with copies for each of the Lenders:

                  (a) within 105 days after the end of each Fiscal Year of the Borrowers (the 1998 Fiscal Year shall be for Millbrook only), (A) (i) Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial condition of each Borrower and its subsidiaries as of the close of such Fiscal Year and the results of their operations during such year, and (ii) a Consolidated statement of shareholders' or members' equity, as applicable, and a Consolidated and consolidating statement of cash flow, as of the close of such Fiscal Year, comparing such financial condition and results of operations to such financial condition and results of operations for the immediately preceding Fiscal Year (the 1998 Fiscal Year shall be for Millbrook only), all the foregoing financial statements to be audited by Deloitte & Touche, LLP, or such other independent public accountants reasonably acceptable to the Agent (which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board), and to be in form and substance reasonably acceptable to the Agent and (B) unaudited combined financial statements, balance sheet and statement of operations of the Borrowers and their subsidiaries, such financial statements, balance sheet and statement of operations prepared and certified by the chief financial officer of Holdings or Enterprises as showing all eliminations of intercompany accounts and as having been prepared in accordance with GAAP, other than the inclusion of footnotes;

                  (b) within 60 days, and after Holdings and Enterprises have become reporting companies under the Securities Exchange Act of 1934, within 45 days, after the end of each of the first three (3) fiscal quarters of the Borrowers, commencing with the fiscal quarter ending June 30, 1998, (A) (i) unaudited condensed Consolidated and consolidating balance sheets and condensed Consolidated and consolidating income statements showing the financial condition and results of operations of each Borrower and its subsidiaries as of the end of each such quarter and (ii) a condensed Consolidated and consolidating statement of cash flow of each Borrower, in each case for the fiscal quarter just ended and for the period commencing at the end of the immediately preceding Fiscal Year (the 1998 Fiscal Year for Millbrook only) and ending with the last day of such quarter, in each case prepared and certified by a Responsible Officer of Holdings or Enterprises as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its subsidiaries and as having been prepared in accordance with GAAP, in each case subject to normal year-end adjustments and the absence of footnotes and (B) unaudited combined financial statements, balance sheet and statement of operations of the Borrowers and their subsidiaries showing the financial condition and results of operations of the Borrowers and their subsidiaries on a combined basis for the fiscal quarter then ended and for the period commencing at the end of the immediately preceding Fiscal Year (other than the 1998 Fiscal

Year) and ending with the last day of such quarter and comparing such financial condition and results of operations to the projections for the applicable period provided under paragraph (h) below, in each case prepared and certified by the chief financial officer of Holdings or Enterprises as showing all eliminations of intercompany transactions and as having been prepared in accordance with GAAP, in each case subject to normal year-end adjustments and the absence of footnotes;

                  (c) within 30 days after the end of each month (commencing, in the case of Millbrook, with April and, in the case of Manischewitz, May), (i) unaudited condensed Consolidated and consolidating balance sheets and income statements showing the financial condition and results of operations of each Borrower and its subsidiaries as of the end of each such month and (ii) a condensed Consolidated and consolidating statement of cash flow, in each case for the month just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such month, and comparing such financial condition and results of operations to the results for the comparable period during the immediately preceding Fiscal Year (other than the 1998 Fiscal Year for Manischewitz), prepared and certified by a Responsible Officer of Holdings or Enterprises as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its subsidiaries and as having been prepared in accordance with GAAP, in each case subject to normal year-end audit adjustments and the absence of footnotes;

                  (d) promptly after the same become publicly available, copies of such registration statements, annual, periodic and other reports, and such proxy statements and other information, if any, as shall be filed by the Borrowers or any of their subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934;

                  (e) concurrently with any delivery under (a) or (b) above, a certificate of a Responsible Officer of Holdings or Enterprises, certifying that to the best of his or her knowledge no Default or Event of Default has occurred (including calculations demonstrating compliance, as of the dates of the financial statements being furnished, with the covenants set forth in Sections 7.07, 7.08 (including a detailed statement of Permitted Dividends and Distributions) and 7.09 hereof) and, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

                  (f) within 45 days after any delivery under (a) above, a management letter prepared by the independent public accountants who reported on the financial statements delivered under (a) above, with respect to the internal audit and financial controls of the Borrowers and their subsidiaries;

                  (g) within 20 days of the end of each fiscal month, an aging schedule of the Receivables of Millbrook, in the form of the aging schedule of Receivables dated February 28, 1997 previously furnished to the Agent, and an aging schedule of Receivables of Manischewitz following the field examination in a form reasonably satisfactory to the Agent, an accounts payable listing of Millbrook, in the form previously furnished to the Agent, and an accounts payable listing of Manischewitz following the field examination in a form reasonably satisfactory to the Agent, and a certificate substantially in the form of Schedule 6.05(g) hereto executed by a Responsible Officer of Holdings or Enterprises, together with an inventory location schedule and a certificate executed by a Responsible Officer of Holdings or Enterprises demonstrating compliance as at the end of such month with the Availability requirements;

                  (h) within 30 days prior to the beginning of each Fiscal Year, a summary of business plans and financial operation projections (including, without limitation, with respect to Capital Expenditures) for each Borrower and its respective subsidiaries and for the Borrowers combined for such Fiscal Year (including projected quarterly balance sheets, statements of operations and of cash flow) and annual projections through the following three years (inclusive of such Fiscal Year) but not exceeding Final Maturity Date prepared by management and in form, substance and detail (including, without limitation, significant assumptions) reasonably satisfactory to the Agent;

                  (i) within four Business Days after the end of each week a report detailing weekly sales, collections, debit and credit adjustments, in form reasonably satisfactory to the Agent;

                  (j) as soon as is reasonably practicable, copies of all material reports, forms, filings, loan documents and financial information submitted to governmental agencies and/or its shareholders, other than those in the ordinary course of business;

                  (k) after obtaining actual knowledge thereof, notice to the Agent of the breach by any party of any material agreement with a Borrower the result of which could have a Material Adverse Effect; and

                  (l) such other information as the Agent or the Co-Agent may reasonably request.

                  SECTION 6.06. Litigation and Other Notices. Give the Agent prompt written notice of the following:

                  (a) to the extent directed to or served upon a Borrower or any subsidiary in writing, the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibit ing, the making of the Loans or occurrence of other Credit Events, or invalidating, or having the effect of invalidating, any provision of this Agreement, the Notes or the other Loan Documents, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

                  (b) the filing or commencement of any action, suit or proceeding against a Borrower or any subsidiary thereof, whether at law or in equity or by or before any court or any Federal, state, municipal or other governmental agency or authority, (i) which is material and is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would (A) reasonably be expected to result in liability of one or more Borrowers or a subsidiary thereof in an aggregate amount of $1,500,000 or more, not reimbursable by insurance, or (B) materially impair the right of a Borrower or any subsidiary thereof to perform its obli gations under this Agreement, any Note or any other Loan Document to which it is a party;

                  (c) after obtaining actual knowledge thereof, any continuing Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

                  (d) any development in the business or affairs of the Borrowers and their subsidiaries, taken as a whole, which has had or which is likely to have, in the reasonable judgment of any Responsible Officer of the Borrowers, a Material Adverse Effect.

                  SECTION 6.07. ERISA. (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that no Borrower or any ERISA Affiliate shall be required to pay any such liability if the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and such person shall have set aside on its books reserves which, in the opinion of the independent certified public accountants of such person, are adequate with respect thereto.

                  (b) Deliver to the Agent, promptly, and in any event within 15 days, after (i) the occurrence to the knowledge of a Responsible Officer of the Borrowers of any Reportable Event, a copy of the materials that are filed with the PBGC, or the materials that would have been required to be filed if the 30-day notice requirement to the PBGC was not waived, (ii) a Borrower or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice, (iii) the receipt of notice by the a Borrower or any ERISA Affiliate or an administrator of any Pension Plan from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the filing thereof with the Internal Revenue Service, copies of each annual report that is filed on Treasury Form 5500 with respect to any Plan, together with certified financial statements (if any) for the Plan and any actuarial statements on Schedule B to such Form 5500,
(v) a Borrower or any ERISA Affiliate knows or has reason to know of any event or condition which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (vi) the receipt by a Borrower or any ERISA Affiliate of an assessment of withdrawal liability under
Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment,
(vii) a Borrower or any ERISA Affiliate knows or has reason to know of any event or condition which might cause any one of them to incur a liability under
Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (viii) a Borrower or any ERISA Affiliate knows or has reason to know that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and (v) through (vii) together with a statement signed by the Responsible Officer of the Borrowers setting forth details as to such Reportable Event, notice, event or condition and the action which such Borrower or such ERISA Affiliate proposes to take with respect thereto.

                  SECTION 6.08. Maintaining Records; Access to Properties and Inspections; Right to Audit. Maintain financial records in accordance with accepted financial practices and, upon reasonable notice (which may be telephonic), which notice shall specify the purpose of such visit which shall be during normal hours, permit any authorized representative designated by the Agent or Co-Agent, who may be accompanied by any Lender, to visit with reasonable frequency and inspect the proper ties and financial records of the Borrowers and their subsidiaries and to make extracts from such financial records at Borrowers' expense, and permit the Agent or Co-Agent to discuss the affairs, finances and condition of the respective Borrowers and their subsidiaries with the appropriate Responsible Officer and such other officers as the Borrowers shall deem appropriate and the Borrowers' independent public accountants, as applicable. The Agent or Co-Agent agrees that it shall schedule any meeting with any such independent public accountant through the Borrowers and a Responsible Officer of the Borrowers shall have the right to be present at any such meeting. At the Borrowers' expense, the Agent and Co-Agent shall have the right to audit, up to three times per annum (or as often as requested at Borrowers' expense upon the occurrence and during the continuance of an Event of Default), the existence and condition of the accounts receivables, inventory, books and records and other Collateral of the combined Borrowers and their subsidiaries and to review their compliance with the terms and conditions of this Agreement and the other Loan Documents.

                  SECTION 6.09. Use of Proceeds. Use the proceeds of the Credit Events only for the purposes set forth in Section 4.14 hereof.

                  SECTION 6.10. Fiscal Year-End. Cause the Fiscal Year of each of the Borrowers, Holdings and Enterprises to end on March 31 in each year.

                  SECTION 6.11. Further Assurances. Promptly execute any and all further documents and take all further actions which may be required under applicable law, or which the Agent may reasonably request, to grant, preserve, protect and perfect the first priority security interest created by the Security Documents in the Collateral.

                  SECTION 6.12. Additional Grantors and Guarantors. Promptly inform the Agent of the creation or acquisition of any subsidiary (subject to the provisions of Section 7.06 hereof) and cause each subsidiary not in existence on the date hereof to enter into a Guarantee in form and substance reasonably satisfactory to the Agent, and to execute the Security Documents, as applicable, as a Grantor, and cause the direct parent of each such subsidiary to pledge all of the capital stock of such subsidiary pursuant to the Pledge Agreement and cause each such subsidiary to pledge its accounts receivable and all other assets pursuant to the applicable Security Document.

                  SECTION 6.13. Environmental Laws. (a) Comply, and cause each of its subsidiaries to comply, with the provisions of all applicable Environmental Laws, and shall keep its properties and the properties of its subsidiaries free of any Lien imposed pursuant to any such applicable Environmental Law unless the failure to so comply would not have a Material Adverse Effect. No Borrower shall cause or suffer or permit, and shall not suffer or permit any of its subsidiaries to cause or suffer or permit, the property of the Borrowers or their subsidiaries to be used for the generation, production, processing, handling, storage, transporting or disposal of any Hazardous Material, except for Hazardous Materials used in the ordinary course of business of the Borrowers and their subsidiaries or in connection with any investigation or remediation of any property and disclosed to the Agent, in which case such Hazardous Materials shall be used, stored, generated, treated and disposed of only in material compliance with applicable Environmental Law.

                  (b) Supply to the Agent copies of all material submissions by a Borrower or any subsidiary thereof to any governmental body and of the reports of all environmental audits and of all other environmental tests, studies or assessments (including the data derived from any sampling or survey of asbestos, soil, or subsurface or other materials or conditions) that may be conducted or performed (by or on behalf of a Borrower or any subsidiary thereof) on or regarding the properties owned, operated, leased or occupied by a Borrower or any subsidiary thereof or regarding any conditions that might have been affected by Hazardous Materials on or Released or removed from such properties. The Borrowers shall also permit and authorize, and shall cause its subsidiaries to permit and authorize, the consultants, attorneys (subject to any applicable privileges) or other persons that prepare such submissions or reports or perform such material audits, tests, studies or assessments to discuss such submissions, reports or audits with the Agent.

                  (c) Promptly (and in no event more than five Business Days after a Borrower has actual knowledge or is otherwise informed of such event) provide written notice to the Agent upon the happening of any of the following:

                          (i) a Borrower, any subsidiary of a Borrower, or any
                  tenant or other occupant of any property of such Borrower or such subsidiary receives written notice of any claim, complaint, charge or notice of a violation or potential violation of any applicable Environmental Law which could have a Material Adverse Effect;

                         (ii) there has been a spill or other Release of
                  Hazardous Materials upon, under or about or affecting any of the properties owned, operated, leased or occupied by a Borrower or any subsidiary thereof, in amounts that are required to be reported under applicable Environmental Law or Hazardous Materials at levels or in amounts that are required to be reported, remedied or responded to under applicable Environmental Law are detected on or in the soil or groundwater, in each case which could result in a Material Adverse Effect as to a Borrower or any subsidiary thereof;

                        (iii) a Borrower or any subsidiary thereof is or may be
                  liable for any costs of cleaning up or otherwise responding to a Release of Hazardous Materials which could result in a Material Adverse Effect;

                         (iv) any part of the properties owned, operated, leased
                  or occupied by a Borrower or any subsidiary thereof is or may be subject to a Lien under any applicable Environmental Law; or

                          (v) a Borrower or any subsidiary thereof undertakes
                  any material Remedial Work with respect to any Hazardous Materials.

                  (d) Without in any way limiting the scope of Section 11.04(c) and in addition to any obligations thereunder, the Borrowers hereby indemnify and agree to hold the Agent and the Lenders harmless from and against any liability, loss, damage, suit, action or proceeding arising out of its business or the business of its subsidiaries pertaining to Hazardous Materials, including, but not limited to, claims of any governmental body or any third person arising under any applicable Environmental Law or under tort, contract or common law incurred by the Agent, Co-Agent or any Lender with respect to any matter for which the Borrowers are obligated pursuant to this Section 6.13. To the extent laws of the United States or any applicable state or local law in which property owned, operated, leased or occupied by a Borrower or any subsidiary is located provide that a Lien upon such property of such Borrower or such subsidiary may be obtained for the removal of Hazardous Materials which have been or may be Released, no later than sixty days after notice that a Release has occurred is given by the Agent to such Borrower or such subsidiary, such Borrower or such subsidiary shall deliver to the Agent a report issued by a qualified third party engineer assessing the existence and extent of any Hazardous Materials located upon or beneath the specified property. To the extent any Hazardous Materials located therein or thereunder either subject the property to Lien or require removal to safeguard the health of any persons, the removal thereof shall be an affirmative covenant of the Borrowers hereunder.

                  (e) In the event that any Remedial Work is required to be performed by a Borrower or any subsidiary under any applicable Environmental Law, any judicial order, or by any governmental entity, such Borrower or such subsidiary shall commence all such Remedial Work at or prior to the time required therefor under such Environmental Law or applicable judicial orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable Environmental Laws or judicial orders except where the failure to timely complete such Remedial Work would not have a Material Adverse Effect.

                  SECTION 6.14. Pay Obligations to Lenders and Perform Other Covenants. (a) Make full and timely payment of the Obligations, whether now existing or hereafter arising, (b) duly comply with all the terms and covenants contained in this Agreement (including, without limitation, the borrowing limitations and mandatory prepayments in accordance with Article II hereof) and in each of the other Loan Documents, all at the times and places and in the manner set forth therein, and (c) except for the filing of continuation statements and the making of other filings by the Agent as secured party or assignee, at all times take all actions reasonably necessary to maintain the Liens and security interests provided for under or pursuant to this Agreement and the Security Documents as valid and perfected first Liens on the property intended to be covered thereby (subject only to Liens expressly permitted hereunder) and supply all information to the Agent reasonably necessary for such maintenance.

                  SECTION 6.15. Maintain Operating Accounts. Maintain operating accounts and cash management arrangements with the Agent or Co-Agent and, to the extent maintained with other financial institutions, enter into arrangements in form and substance reasonably satisfactory to the Agent. Notwithstanding the foregoing, the Borrowers may maintain operating and other accounts where the aggregate of deposits does not exceed $500,000 and payroll accounts without regard to such arrangements.

                  SECTION 6.16. Interest Rate Protection. Maintain the existing interest rate cap arrangement (the "Rate Agreement"), which Rate Agreement covers a notional principal amount of at least $50,000,000 and has a term ending three (3) years from the Original Closing Date.

                  SECTION 6.17. Landlord Waivers. For 60 days from the Closing Date, use its best efforts to obtain landlord waivers in form and substance reasonably acceptable to the Agent from the owner of each leased property containing a material portion of the Collateral acquired pursuant to the Manischewitz Acquisition.

                  SECTION 6.18. Year 2000. Take all actions necessary to permit the proper functioning, in and following the year 2000, of (i) the Borrowers' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrowers' systems interface and which are within the control of the Borrowers) and the testing of all such systems and equipment, as so programmed, unless the failure to take such actions would not have a Material Adverse Effect.

                  SECTION 6.19. Lock-Box Accounts. Within 75 days of the Closing Date, establish lock-box accounts at The Chase Manhattan Bank, another Lender or another financial institution (subject to a tri-party agreement satisfactory to the Agent) for the collection of all remittances on Receivables attributable to Manischewitz. All such remittances shall be applied as set forth in Section
10.01 of this Agreement.

VII.  NEGATIVE COVENANTS

                  Each of the Borrowers covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, any amount under any Letter of Credit, or any fee, expense or other Obligation payable hereunder shall be unpaid, it will not and will not cause or permit any of its subsidiaries and, in the case of Section 7.13 hereof, to, either directly or indirectly:

                  SECTION 7.01. Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except:

                  (a) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits (not including any lien described in Section 412(m) of the Code);

                  (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of business and securing obligations which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings as to which the applicable Borrower or subsidiary, as the case may be, shall, to the extent required by GAAP, have set aside on its books adequate reserves;

                  (c) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being contested in good faith in compliance with Section 6.04;

                  (d) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

                  (e) Liens upon any real or personal property acquired through the purchase, improvement or lease by a Borrower or any subsidiary thereof which are created or incurred contemporaneously with such acquisition to secure or provide for the finance or payment of any part of the purchase price of, improvement of or lease payments on, such property (but no other amounts and not in excess of the purchase price or lease payments); provided, however, that any such Lien shall not apply to any other property of the Borrowers or any of their subsidiaries and in the case of real property shall be on a non-recourse basis; and provided, further, that after giving effect to such purchase, improvement or lease, compliance is maintained with Section 7.07 hereof;

                  (f) Liens under the Rate Agreements in favor of any Lender;

                  (g) Liens existing on the date of this Agreement and set forth in Sched ule 7.01 annexed hereto but not the extension, renewal or refunding of the Indebtedness secured thereby;

                  (h) Liens created in favor of the Agent for its own benefit and for the benefit of the Lenders;

                  (i) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

                  (j) Liens that arise automatically under Environmental Laws, provided that the Borrowers are in compliance with Section 6.13 and such Lien would not have a Material Adverse Effect;

                  (k) Liens on any property or assets of a Borrower or any subsidiary thereof in connection with consignments, licenses and leases arising in the ordinary course of business and consistent with past practices; or

                  (l) Liens on the Harrison Property to secure Indebtedness used for the purpose of reducing Revolving Credit Loans not on a permanent basis (but not in excess of 80% of the then appraised value); provided, however, that any such Lien shall not apply to any other property of a Borrower or any subsidiary thereof; and provided, further, that after giving effect to any such Lien no Default or Event of Default shall have occurred.

                  SECTION 7.02. Sale and Lease-Back Transactions. Except for a transaction economically equivalent to that permitted pursuant to Section 7.01(l), and subject to the same restrictions, enter into any arrangement, directly or indirectly, with any person whereby a Borrower or any subsidiary thereof shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which such Borrower or such subsidiary intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  SECTION 7.03. Indebtedness. Incur, create, assume or permit to exist any Indebtedness other than (i) Indebtedness secured by Liens permitted under Section 7.01, (ii) Indebtedness (including, without limitation, Guarantees) existing on the date hereof and listed in Schedule 7.03 annexed hereto, but not the extension, renewal or refunding thereof, (iii) Indebtedness incurred hereunder, (iv) Indebtedness to trade creditors incurred in the ordinary course of business, (v) Guarantees constituting the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (vi) Guarantees of the Obligations, (vii) purchase money Indebtedness to the extent permitted by Sections 7.01(e) and 7.07 hereof, (viii) Subordinated Indebtedness, (ix) Indebtedness under the Rate Agreements, (x) unsecured Guarantees by the Borrowers of the Senior Notes, including the extension, renewal or refunding thereof, but not the increase thereof and (xi) intercompany Indebtedness of the Borrowers to Enterprises in the form of Exhibit H hereto, which Indebtedness is represented by an instrument that is pledged to the Agent (for the benefit of itself and the Lenders) pursuant to a Security Document and is subordinated to the prior payment in full of the Obligations and which is otherwise upon terms and conditions reasonably satisfactory to the Agent.

                  SECTION 7.04. Dividends, Distributions and Payments. Declare or pay, directly and indirectly, any cash dividends or make any other distribution, whether in cash, property, securities or a combination thereof, with respect to (whether by reduc tion of capital or otherwise) any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose except that (x) Millbrook may make distributions required under the Transitional Services Agreement as part of the Millbrook Acquisition Documents, (y) the Borrowers may make distributions or dividends or payments representing interest on the intercompany Indebtedness permitted pursuant to Section 7.03(xi) hereof to Enterprises from time to time (i) in an aggregate amount not to exceed the amount of interest paid or due to be paid to the holders of the Senior Notes as of such time and (ii) after November 1, 2001, in an aggregate amount not to exceed the amount of interest paid or due to be paid to the holders of the Interest Reserve Notes as of such time, provided that no Default or Event of Default shall have occurred and be continuing at the time of the making of such distribution or distributions or payments or would result therefrom and (z) make distributions to Enterprises so that Enterprises can make distributions to Holdings to (i) pay taxes actually paid by Holdings and attributable to the taxable income of the Borrowers and their subsidiaries or pursuant to any tax sharing arrangements approved by the Agent, (ii) pay for reasonable services rendered by Holdings to the Borrowers at commercially reasonable rates, (iii) reimburse Holdings for out-of-pocket expenses and other expenses incurred in connection with services rendered by Holdings to the Borrowers, (iv) repurchase shares of common stock of Holdings held by members of management of the Borrowers not to exceed the Buy-Out Amount in any Fiscal Year (provided that after giving effect to any such payment no Default or Event of Default would occur and be continuing), (v) pay the reasonable salaries of employees of Holdings providing reasonable services as referred to in (ii) above to the Borrowers or any subsidiary and (vi) pay reasonable costs or administrative expenses attendant to the registration of the Senior Notes and Interest Reserve Notes with the Securities and Exchange Commission and being a reporting company under the Securities Exchange Act of 1934. For purposes hereof, the term "Buy-Out Amount" shall mean an amount equal to 10% of the retained earnings of Holdings less accumulated and unpaid dividends on Holdings Series A Preferred Stock.

                  SECTION 7.05. Consolidations, Mergers and Sales of Assets. Consolidate with or merge into any other person, or sell, lease, transfer or assign to any persons or otherwise dispose of (whether in one transaction or a series of transactions) any material portion of its assets (whether now owned or hereafter acquired), or sell any of its inventory other than in the normal course of business, or permit another person to merge into it, or acquire all or substantially all the capital stock or assets of any other person except for

(x) sales of wornout or obsolete assets provided that the proceeds realized are applied in accordance with Section 2.09(d) hereof, (y) if at any time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) the merger of any subsidiary into a Borrower in a transaction in which such Borrower is the surviving person and no person other than such Borrower or a subsidiary receives any consideration and (ii) the merger or consolidation of any subsidiary with any other subsidiary in a transaction in which no other person other than a Borrower or a subsidiary receives any consideration and (z) if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (and subject to the provisions of Section 6.12 hereof), the transfer by the Borrowers to a newly formed or acquired subsidiary of a Borrower of all or substantially all of the intellectual property owned by the Borrowers.

                  SECTION 7.06. Investments. Own, purchase or acquire any stock, obligations, assets (not in the ordinary course of business) or securities of, or any interest in, or make any capital contribution or loan or advance to, any other person, or make any other investments, except:

                  (a) certificates of deposit in dollars of any commercial banks registered to do business in any state of the United States (i) having capital and surplus in excess of $1,000,000,000 and (ii) whose long-term debt rating is at least investment grade as determined by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

                  (b) readily marketable direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States;

                  (c) investments in money market mutual funds having assets in excess of $2,500,000,000;

                  (d) commercial paper at the time of acquisition having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

                  (e) federally tax exempt securities rated A or better by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

                  (f) rebate advances to Customers in the ordinary course of business;

                  (g) loans or advances by a Borrower or any subsidiary to employees, including for relocation of employees, in the ordinary course of business not to exceed $250,000 in an aggregate principal amount at any time outstanding;

                  (h) stock issued by customers or third party obligors in payment of monetary obligations due and payable to a Borrower (subject to the pledge of such property pursuant to the applicable Security Document);

                  (i) other investments having an aggregate cost at any time not in excess of $3,000,000 in the aggregate during the term of this Agreement for joint ventures in the ordinary course of business; and

                  (j) other investments owned on the date hereof as set forth on
Schedule 7.06 annexed hereto; and

                  (k) subject to the provisions of Section 6.12 hereof, investment in the stock of a subsidiary of a Borrower formed or acquired for the sole purpose of owning the intellectual property assets now or hereafter owned by the Borrowers.

provided that, in each case mentioned in (a), (b), (d) and (e) above, such obligations shall mature not more than one year from the date of acquisition thereof.

                  SECTION 7.07. Capital Expenditures. Permit the aggregate amount of payments made for Capital Expenditures (other than Capital Expenditures made with proceeds of insurance as permitted pursuant to Section 2.09(f) or sales of assets as permitted pursuant to exception (x) of Section 7.05), including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in each of the periods indicated below to exceed the following amounts for Millbrook and its Consolidated subsidiaries with respect to the Fiscal Year ended March 31, 1998 and for the Borrowers and their subsidiaries for each period thereafter:

                  Period                                   Maximum Amount
                  ------                                   --------------

 Fiscal Year ended March 31, 1998                            $5,000,000
 Fiscal Year ending March 31, 1999                            9,000,000
 Fiscal Year ending March 31, 2000                            8,500,000
 Fiscal Year ending March 31, 2001                            7,000,000
    For each Fiscal Year                                      7,000,000
    thereafter

; provided, however, that amounts not expended in any Fiscal Year that could have been so spent in accordance with the schedule above may be carried forward and spent during the immediately subsequent two Fiscal Years.

                  SECTION 7.08. Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio of the Borrowers and their subsidiaries to be less than
(i) 0.65:1.00 at March 31, 1999 (which for Manischewitz shall be a period of eleven months) and June 30, 1999, (ii) 0.75:1.00 at September 30,1999 and at December 31, 1999, (iii) 1.00:1.00 at March 31, 2000, June 30, 2000, September
30, 2000 and December 31, 2000 and (iv) 1.05:1.00 at the end of each fiscal quarter thereafter.

                  SECTION 7.09. Leverage Ratio; EBITDA; Availability. (a) Leverage Ratio. Permit the Leverage Ratio of the Borrowers and their subsidiaries at the end of each fiscal quarter indicated below to be greater than the ratio indicated below:

Fiscal Quarter Ending                                           Ratio
---------------------                                           -----

March 31, 1999, June 30, 1999, September 30, 1999 and
  December 31, 1999                                           5.50:1.00
March 31, 2000 and each fiscal quarter thereafter             4.50:1.00

                  (b) EBITDA. Permit EBITDA of the Borrowers and their subsidiaries for the periods set forth below to be less than the respective amounts set forth below opposite such periods:

         Period                                        Minimum EBITDA
         ------                                        --------------

One quarter period ending June 30, 1998                  $1,500,000

Two quarter period ending September 30, 1998             $3,000,000

Three quarter period ending December 31, 1998            $7,000,000

                  For the purposes of this Section 7.09(b), the periods referred to above shall begin on April 1, 1998 with respect to Millbrook and May 1, 1998 with respect to Manischewitz.

                  (c) Availability. Until the earlier to occur of (i) the first fiscal quarter ending on or after June 30, 1999 for which the Debt Service Coverage Ratio of the Borrowers and their subsidiaries is equal to or greater than 1.25:1.00 and (ii) the delivery of the financial statements required pursuant to Section 6.05(a) hereof for the period ending March 31, 2000, together with the corresponding applicable borrowing base certificate and compliance certificate required pursuant to Section 6.05(e) hereof, permit Availability to be less than $10,000,000 at any time. Notwithstanding the foregoing, if a Default or Event of Default exists at the earlier to occur of the events described in clauses (i) and (ii) above, then until such Default or Event of Default is either cured or waived, the Borrowers shall not permit Availability to be less than $10,000,000.

                  SECTION 7.10. Business. Alter the nature of its business as operated on the date of this Agreement in any material respect.

                  SECTION 7.11. Sales of Receivables. Sell, assign, discount, transfer, or otherwise dispose of any accounts receivable, promissory notes, drafts or trade acceptances or other rights to receive payment held by it, with or without recourse, except (i) for the purpose of collection or settlement in the ordinary course of business; (ii) the sale of any such accounts to the Agent, or (iii) so long as no Default or Event of Default has occurred and is continuing, the sale or disposition of such account receivables, promissory notes, drafts or trade acceptances which do not constitute Eligible Receivables at a discount for an amount in cash, provided that the Borrowers shall notify the Agent in advance of such sale or disposition, such sale or disposition shall not constitute a sale of all or a substantial part of the assets of the Borrowers and their subsidiaries, taken as a whole and the proceeds realized are applied as a prepayment on outstanding Revolving Credit Loans.

                  SECTION 7.12. Use of Proceeds. Permit the proceeds of any Credit Event to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board, or for any purpose other than those set forth in Section 4.14 hereof.

                  SECTION 7.13. ERISA. (a) Engage in any transaction in connection with which a Borrower or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

                  (b) Terminate any Pension Plan in a "distress termination" under Sec tion 4041 of ERISA, or take any other action which could result in a material liability of a Borrower or any ERISA Affiliate to the PBGC.

                  (c) Fail to make payment when due of amounts which, under the provisions of any Plan, a Borrower or any ERISA Affiliate is required to pay as contributions thereto, or, with respect to any Pension Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

                  (d) Adopt an amendment to any Pension Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

                  SECTION 7.14. Accounting Changes. Make any change in their accounting treatment or financial reporting practices except as required or permitted by GAAP and with the consent of the Agent which consent will not be unreasonably withheld or delayed.

                  SECTION 7.15. Prepayment or Modification of Indebtedness; Modification of Charter Documents. (a) Directly or indirectly prepay, redeem, purchase or retire any Indebtedness, including, without limitation, any Subordinated Indebtedness, other than Indebtedness incurred hereunder.

                  (b) Modify, amend or otherwise alter the terms and provisions of any Subordinated Indebtedness.

                  (c) Modify, amend or otherwise alter the terms and provisions of any intercompany Indebtedness permitted pursuant to Section 7.03(xi) hereof in a manner adverse to the Agent or the Lenders.

                  (d) Modify, amend or alter their certificates or articles of incorporation in a manner which would have a Material Adverse Effect.

                  SECTION 7.16. Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any stockholder, Affiliate or agent of a Borrower, except at prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a non-affiliated third party.

                  SECTION 7.17. Negative Pledges, Etc. Enter into any agreement (other than this Agreement or any other Loan Document) which (a) prohibits the creation or assumption of any Lien upon any of the Collateral, including, without limitation, any hereafter acquired property, or (b) specifically prohibits the amendment or other modification of this Agreement or any other Loan Document.

                  SECTION 7.18. Consulting Fees. Pay any management, consulting or similar fees of any kind to Holdings, or any Affiliate or subsidiary of Holdings except $400,000 in any Fiscal Year and so long as that both before and after giving effect to the payment of any such fees no Default or Event of Default would exist.


VIII.  EVENTS OF DEFAULT.

                  In case of the happening of any of the following events (herein called "Events of Default"):

                  (a) any representation or warranty made in connection with this Agreement, any of the Security Documents, the Notes or other Loan Documents or any Credit Events hereunder or made in any report, certificate, financial statement or other instrument (other than projections delivered pursuant to Section 6.05(h) in accordance with the terms thereof) furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when made;

                  (b) default shall be made in the payment of any principal of any Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Note, or any fee or any other amount payable hereunder (other than an amount referred to in paragraph (b) above), or under the Notes, Letters of Credit, or any other Loan Document or in connection with any other Credit Event when and as the same shall become due and payable;

                  (d) default shall be made in the due observance or performance of (i) any covenant, condition or agreement to be observed or performed on the part of any Loan Party pursuant to the terms of Sections 6.01, 6.02, 6.03, 6.05, 6.06(c), 6.08 (with respect to inspection, visitation and audits), 6.09, 6.10, 6.11, 6.12, 6.14 (as to payment of Obligations in accordance with this Agreement), 6.15 and 6.16 of Article VI or Article VII (other than Section 7.13 (except subparagraph (b) thereof)) hereof, any of the Notes, any of the Security Documents or any other Loan Document or (ii) any other terms of this Agreement (other than as specified in (a), (b), (c) or (d)(i) above) and such default with respect to any such other terms shall continue unremedied for a period of the earlier of (i) 30 days after a Responsible Officer of the Borrowers, any subsidiary or Holdings first has actual knowledge thereof and (ii) 30 days after notice thereof from the Agent to the Borrowers;

                  (e) a Borrower or any material subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for a Borrower or any material subsidiary or for a substantial part of its property and assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing;

                  (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of a Borrower or any material subsidiary, or of a substantial part of the property and assets of any of a Borrower or any material subsidiary, under Title 11 of the United States Code or any other Federal state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for a Borrower or any material subsidiary or for a substantial part of the property and assets of any of a Borrower or any material subsidiary or (iii) the winding-up or liquidation of a Borrower or any material subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 30 days;

                  (g) default shall be made with respect to any Indebtedness or obligations under a Capitalized Lease of a Borrower or any material subsidiary (excluding Indebtedness outstanding hereunder) which either individually or taken together with other Indebtedness as to which a default has occurred shall exceed $1,000,000 if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or obligations under a Capitalized Lease (or any trustee on behalf of such holder or obligee) at its option to accelerate, the maturity of such Indebtedness or obligations under a Capitalized Lease;

                  (h) (i) a Reportable Event shall have occurred with respect to a Pension Plan, (ii) the filing by any Loan Party, any ERISA Affiliate, or an administrator of any Plan of a notice of intent to terminate such a Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by any Loan Party, any ERISA Affiliate, or an administrator of a Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Pension Plan, (iv) any other event or condition exists which might, in the reasonable opinion of the Agent, constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan by the PBGC, (v) a Pension Plan shall fail to maintain the minimum funding standard required by
Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Code, (vi) any Loan Party or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA, (vii) any Loan Party or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, (viii) the occurrence of any other event or condition with respect to any Plan which would constitute an event of default under any other agreement entered into by any Loan Party or any ERISA Affili ate, and in each case in clauses (i) through (viii) of this subsection
(h), such event or condition, together with all other such events or conditions, if any, could subject any Loan Party or any ERISA Affiliate to any taxes, penalties or other liabilities which, in each case, in the reasonable opinion of the Agent, could reasonably be expected to have a Material Adverse Effect on the financial condition of any Loan Party or any ERISA Affiliate;

                  (i) any Loan Party or any ERISA Affiliate (i) shall have been notified by the sponsor of a Multiemployer Plan that it has incurred any material withdrawal liability to such Multiemployer Plan, (ii) does not have reasonable grounds for contesting such withdrawal liability and is not in fact contesting such withdrawal liability in a timely and appropriate manner, and
(iii) the amount of such withdrawal liability reasonably could be expected to result in a Material Adverse Effect;

                  (j) a judgment (non-reimbursable by insurance policies of a Borrower or any material subsidiary or any other Affiliate or indemnified by McKesson Corporation pursuant to the Millbrook Acquisition Agreement or KBMC Acquisition, L.P. pursuant to the Manischewitz Acquisition Agreement) or decree for the payment of money, a fine or penalty which when taken together with all other such judgments, decrees, fines and penalties shall exceed $1,500,000 shall be rendered by a court or arbitration panel against a Borrower or any material subsidiary and (i) shall remain undischarged or unbonded for a period of 45 consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively or (ii) any judgment creditor or other person shall legally commence actions to collect on or enforce such judgment, decree, fine or penalty;

                  (k) this Agreement, any Note, any of the Security Documents, any Guarantee or other Loan Documents shall for any reason cease to be, or shall be asserted by any Loan Party not to be, a legal, valid and binding obligation of any Loan Party, enforceable in accordance with its terms, or the security interest or Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by any Loan Party not to be, a valid, first priority perfected security interest in any Collateral (except to the extent otherwise permitted under this Agreement or any of the Security Documents but not as a result of any actions, or inactions, of any Loan Party);

                  (l)  a Change of Control shall occur; or

                  (m) any material damage to, or loss, theft or destruction of, any material Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of a Loan Party if any such event or circumstance would have a Material Adverse Effect;

then, and in any such event (other than an event described in paragraph (e) or (f) above), and at any time thereafter during the continuance of such event, the Agent may, and upon the written request of the Required Lenders shall, by written notice (or facsimile notice promptly confirmed in writing) to the Borrowers, take any or all of the following actions at the same or different times: (i) terminate forthwith all or any portion of the Total Commitment and the obligations of the Lenders to issue Letters of Credit hereunder; (ii) declare the Notes and any amounts then owing to the Lenders on account of drawings under any Letters of Credit to be forthwith due and payable, and (iii) require that the Borrowers remit to the Agent cash collateral in an amount equal to the aggregate undrawn amount of all outstanding Letters of Credit at such time, such cash collateral to be held by the Agent for its own benefit and the benefit of the Lenders in a cash collateral account on terms and conditions satisfactory to the Agent, whereupon the principal of such Notes, together with accrued interest and fees thereon and any amounts then owing to the Lenders on account of drawings under any Letters of Credit and other liabilities of the Borrowers accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in the Notes to the contrary notwithstanding; provided, however, that with respect to a default described in paragraph (e) or (f) above, the Total Commitment and the obligation of the Lenders to issue Letters of Credit shall automatically terminate and the principal of the Notes, together with accrued interest and fees thereon and any amounts then owing to the Lenders on account of drawings under any Letters of Credit and any other liabilities of the Borrowers accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in the Notes to the contrary notwithstanding.

IX.  AGENT

                  In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank (or NationsBank, N.A. solely with respect to the Mortgages and the rights and obligations of the mortgagee thereunder) is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and each subsequent holder of any Note or issuer of any Letter of Credit by its acceptance thereof, irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers hereunder and under the Security Documents and other Loan Documents as are specifically delegated to or required of the Agent by the terms hereof and the terms thereof together with such actions and powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted to be taken by it or them hereunder or under any of the Security Documents and other Loan Documents or in connection herewith or therewith (a) at the request or with the approval of the Required Lenders (or, if otherwise specifically required hereunder or thereunder, the consent of all the Lenders) or (b) in the absence of its or their own gross negligence or willful misconduct. Nothing in the foregoing sentence shall limit or affect the Agent's obligations and liability to the Borrowers hereunder.

                  The Agent is hereby expressly authorized on behalf of the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of each of the Lenders any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder which are paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received, (b) to distribute to each Lender copies of all notices, agreements and other material as provided for in this Agreement or in the Security Documents and other Loan Documents as received by such Agent and (c) to take all actions with respect to this Agreement and the Security Documents and other Loan Documents as are specifically delegated to the Agent.

                  In the event that (a) the Borrowers fail to pay when due the principal of or interest on any Note, any amount payable under any Letter of Credit, or any fee payable hereunder or (b) the Agent receives written notice of the occurrence of a Default or an Event of Default (the Agent being deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Agent by a Borrower or a Lender), the Agent within a reasonable time shall give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default or other condition or event as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action or refrain from taking such action hereunder or under the Security Documents or other Loan Documents with respect to a Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  The Agent shall not be responsible in any manner to any of the Lenders for the effectiveness, enforceability, perfection, value, genuineness, validity or due execution of this Agreement, the Notes or any of the other Loan Documents or Collateral or any other agreements or certificates, requests, financial statements, notices or opinions of counsel or for any recitals, statements, warranties or representations contained herein or in any such instrument or be under any obligation to ascertain or inquire as to the performance or observance of any of the terms, provisions, covenants, conditions, agreements or obligations of this Agreement or any of the other Loan Documents or any other agreements on the part of the Borrowers and, without limiting the generality of the foregoing, the Agent shall, in the absence of knowledge to the contrary, be entitled to accept any certificate furnished pursuant to this Agreement or any of the other Loan Documents as conclusive evidence of the facts stated therein and shall be entitled to rely on any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document which it believes in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. It is understood and agreed that the Agent may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with the Borrowers, as though it were not Agent of the Lenders hereunder.

                  The Agent shall promptly give notice to the Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement or any of the other Loan Documents and shall promptly forward a copy thereof to each Lender.

                  Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure or delay in performance or breach by any Lender other than the Agent of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrowers of any of their respective obligations hereunder or in connection herewith.

                  The Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any of the other Loan Documents and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Agent may exercise any of its powers and rights and perform any duty under this Agreement or any of the other Loan Documents through agents or attorneys.

                  The Agent and the Borrowers may deem and treat the payee of any Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Agent and the Borrowers.

                  With respect to the Loans made hereunder, the Notes issued to it and any other Credit Event applicable to it, the Agent in its individual capacity and not as an Agent shall have the same rights, powers and duties hereunder and under any other agreement executed in connection herewith as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or other affiliate thereof as if it were not the Agent. Each of the Lenders hereby acknowledges that the Agent and/or one or more Affiliates of the Agent may at any time and from time to time be a holder of equity interests in a Loan Party.

                  Each Lender agrees (i) to reimburse the Agent in the amount of such Lender's pro rata share (based on its Commitment hereunder) of any expenses incurred for its own benefit and for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, not reimbursed by the Borrowers and
(ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the other Loan Documents, to the extent not reimbursed by the Borrowers; provided, however, that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents.

                  With respect to the release of Collateral, the Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the other Loan Documents (i) upon termination of the Total Commitments and payment and satisfaction of all Obligations; (ii) constituting property being sold or disposed of in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to a Borrower or any subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower or such subsidiary to be, renewed or extended; provided, however, that (x) the Agent shall not be required to execute any release on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any

Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

                  With respect to perfecting the Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction or other applicable laws, can be perfected only by possession, each Lender hereby appoints each other Lender for the purpose of perfecting such interest. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent and the Agent shall notify the Borrowers, and, promptly upon the Agent's request, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any Collateral for the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

                  In the event that a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law is filed by or against any Loan Party, the Agent is authorized to file a proof of claim on behalf of itself and the Lenders in such proceeding for the total amount of Obligations owed by such Loan Party. With respect to any such proof of claim which the Agent may file, each Lender acknowledges that without reliance on such proof of claim, such Lender shall make its own evaluation as to whether an individual proof of claim must be filed in respect of such Obligations owed to such Lender and, if so, take the steps necessary to prepare and timely file such individual claim.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Loan Document to which such Lender is party. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder.

                  Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Co-Agent shall have the right to become the Agent and if the Co-Agent shall decline to exercise such right then the Required Lenders shall have the right to appoint a successor Agent, with the consent of the Borrowers which shall not be unreasonably withheld or delayed (it being agreed that any Lender at such time which is a commercial bank having a combined capital and surplus of at least $500,000,000 or an affiliate of such a bank shall be deemed acceptable to the Borrowers and that the Borrowers' unwillingness to consent to the appointment of a person who is neither a Lender nor commercial bank at such time shall not be deemed unreasonable); provided, however, that no consent of the Borrowers shall be required if a Default or an Event of Default has occurred and is continuing. If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office (or an affiliate with an office) in New York, New York, having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder and under each of the other Loan Documents. After any Agent's resignation hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                  The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by the Agent pursuant to the provisions of this Agreement or any of the other Loan Documents unless it shall be requested in writing to do so by the Required Lenders. The Lenders hereby further acknowledge that the Agent is not acting as the fiduciary of, or the trustee for, any of the Lenders and except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agent by or relating to the Borrowers or any of their subsidiaries.


X.  MANAGEMENT, COLLECTION AND STATUS OF RECEIVABLES AND OTHER COLLATERAL

                  SECTION 10.01. Collection of Receivables; Management of Collateral. (a) Each Borrower will, at its own cost and expense, (i) arrange for remittances on Receivables to be made directly to lockboxes reasonably approved by the Agent, and (ii) promptly deposit all payments received by such Borrower on account of Receivables, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Agent in precisely the form received (but with any endorsements of such Borrower necessary for deposit or collection), subject to withdrawal by the Agent only, as hereinafter provided, and until such payments are deposited, such payments shall be deemed to be held in trust by such Borrower for and as the Lenders' property and shall not be commingled with such Borrower's other funds. All remittances and payments that are deposited in accordance with the foregoing will be applied by the Agent to immediately reduce the outstanding balance of the Revolving Credit Loans, subject to final collection in cash of the item deposited and subject to the assessment of a two day collection charge.

                  Upon the occurrence and continuance of an Event of Default, the Agent may send a notice of assignment and/or notice of the Agent's security interest to any and all Customers or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Receivables and/or take possession of the Collateral and the books and records relating thereto. No Borrower shall, without the Agent's prior written consent, grant any extension of the time of payment of any Receivable, compromise or settle any Receivable for less than the full amount thereof, release, in whole or in part, any person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon except, prior to the occurrence and continuance of an Event of Default, as permitted by
Section 10.03 hereof.

                  (b) (i) Each Borrower hereby constitutes the Agent or the Agent's designee as such Borrower's attorney-in-fact with power to endorse such Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession; to sign such Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against Customers, assignments and verifications of Receivables and notices to Customers; to send verifications of Receivables; upon the occurrence and continuance of an Event of Default, to notify the Postal Service authorities to change the address for delivery of mail addressed to such Borrower to such address as the Agent may designate; and to do all other acts and things necessary to carry out this Agreement; provided that the Agent or the Agent's designee may not act as such Borrower's attorney-in-fact until an Event of Default has occurred and is continuing. All acts of said attorney or designee are hereby ratified and approved, except for those constituting gross negligence or willful misconduct, and said attorney or designee shall not be liable for any acts of omission or commission, for any error of judgment or for any mistake of fact or law, provided that the Agent or its designee shall not be relieved of liability to the extent it is determined by a final judicial decision that its act, error or mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable until all of the Obligations are paid in full and this Agreement and the Total Commitment is terminated.

                           (ii) The Agent, without notice to or consent of the
Borrowers, upon the occurrence and during the continuance of an Event of Default, (A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables or any securities, instruments or insurance applicable thereto and/or release the obligor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Receivables; and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of the applicable Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

                  (c) Nothing herein contained shall be construed to constitute a Borrower as agent of the Agent for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that the Agent's or a Lender's act or omission constituted gross negligence or willful misconduct). The Agent and the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that the Agent's or such Lender's error, omission or delay constituted gross negligence or willful misconduct). The Agent and the Lenders do not, by anything herein or in any assignment or otherwise, assume the Borrowers' obligations under any contract or agreement assigned to the Agent or the Lenders, and the Agent and the Lenders shall not be responsible in any way for the performance by the applicable Borrower of any of the terms and conditions thereof.

                  (d) If any of the Receivables includes a charge for any tax payable to any governmental tax authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the account of the applicable Borrower and to charge the Borrowers' account therefor. The Borrowers shall notify the Agent if any Receivables include any tax due to any such taxing authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Receivables and shall not be liable for any taxes that may be due from the applicable Borrower by reason of the sale and delivery creating such Receivables.

                  SECTION 10.02. Receivables Documentation. The Borrowers will, in addition to the monthly Receivables aging delivered pursuant to this Agreement, at such intervals as the Agent may reasonably require, furnish such further schedules and/or information as the Agent may reasonably require relating to the Receivables, including, upon the occurrence and during the continuance of an Event of Default, sales invoices. The items to be provided under this Section 10.02 are to be in form satisfac tory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral; the Borrowers' failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien or security interest in the Collateral.

                  SECTION 10.03. Status of Receivables and Other Collateral. Each Borrower covenants, represents and warrants that: (a) it shall be the sole owner, free and clear of all Liens except in favor of the Agent or otherwise permitted hereunder, of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral owned by it;
(b) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless such Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold by such Borrower, or work, labor and/or services theretofore rendered by such Borrower; (c) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless such Receivable which it seeks to so qualify is not subject to any defense, offset, counterclaim, discount or allowance (as of the time of its creation) except as may be stated in the invoice relating thereto or discounts and allowances as may be customary in such Borrower's business; (d) none of the transactions underlying or giving rise to any Eligible Receivable shall violate any applicable state or federal laws or regulations, and all documents relating to any Eligible Receivable shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless to the best of its knowledge, each Customer, guarantor or endorser with respect to such Receivable is solvent and will continue to be fully able to pay all Eligible Receivables on which it is obligated in full when due; (f) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless all documents and agreements relating to such Receivable shall be true and correct and in all respects what they purport to be; (g) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless to the best of its knowledge, all signatures and endorsements that appear on all documents and agreements relating to such Receivable shall be genuine and all signatories and endorsers with respect thereto shall have full capacity to contract; (h) it shall maintain books and records pertaining to the Collateral in such detail, form and scope as the Agent shall require; (i) it will not seek to qualify, or maintain the qualification of, a Receivable as an Eligible Receivable unless it shall have immediately notified the Agent as to any accounts arising out of contracts with the United States or any department, agency or instrumentality thereof, and shall have executed any instruments and taken any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) it will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectability of any of the Collateral; (k) if any amount payable under or in connection with any Receivable is evidenced by a promissory note or other instrument, as such terms are defined in the Uniform Commercial Code, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent as additional collateral;
(l) it shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the industry; (m) it shall conduct a cycle count of its inventory at such intervals as the Agent may reasonably request and promptly supply the Agent with a copy of such counts accompanied by a report of the value (based on the lower of cost (on a FIFO basis) or market value) of such inventory; and (n) it is not nor shall it be entitled to pledge the Lenders' credit on any purchases or for any purpose whatsoever.

                  SECTION 10.04. Monthly Statement of Account. The Agent shall render to the Borrowers each month a statement of the Borrowers' account or accounts, as the case may be, which shall constitute an account stated and shall be deemed to be correct and accepted by and be binding upon the Borrowers unless the Agent receives a written statement of the Borrowers' exceptions within 30 days after such statement was rendered to the Borrowers.

                  SECTION 10.05. Collateral Custodian. Upon the occurrence and continuance of an Event of Default, the Agent may at any time and from time to time employ and maintain in the premises of the Borrowers a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and Lenders' interests and to report to the Agent thereon. The Borrowers hereby agree to cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be charged to the Borrowers' account and added to the Obligations.


XI.  MISCELLANEOUS

                  SECTION 11.01. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement will be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested (with all postage prepaid), four (4) Business Days after the date set forth on the return receipt,
(c) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (d) if delivered by facsimile transmission, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 11.01), or the refusal to accept same, the notice shall be deemed received on the Business Day the notice is sent (as evidenced by the affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

                  (a) if to the Borrowers, Guarantors, or Grantors, at 444 Madison Avenue, Suite 601, New York, New York 10022, Facsimile No.:

(212) 888-5025, Attention: Mr. Richard A. Bernstein, Chairman and Chief Executive Officer, with a copy to Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036-8735, Facsimile No.: (212) 704-6288, Attention: Martin Eric Weisberg, Esq. and Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Facsimile No.: (212) 309-6273,
Attention: Mitchell N. Baron, Esq.; and

                  (b) if to the Agent, at The Chase Manhattan Bank, 600 Fifth Avenue, 4th Floor, New York, New York 10020-2302, Facsimile No.: (212) 332-4298,
Attention: Millbrook Account Executive, with a copy to Kaye, Scholer, LLP, et al., at 425 Park Avenue, New York, New York 10022, Facsimile No.: (212) 836-8689, Attention: Jeffrey M. Epstein, Esq.; and

                  (c) if to any Lender, at the address set forth below its name in Schedule 2.01 annexed hereto.

                  SECTION 11.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with this Agreement, any of the Security Documents, any Guarantee or any other Loan Document, shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes and the occurrence of any other Credit Event and shall continue in full force and effect as long as the principal of or any accrued interest on the Notes or any other fee or amount payable under the Notes or this Agreement or any other Loan Document is outstanding and unpaid and so long as the Total Commitment has not been terminated.

                  SECTION 11.03. Successors and Assigns; Participations. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party, any subsidiary of any thereof, the Agent or the Lenders, that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Without limiting the generality of the foregoing, the Borrowers specifically confirm that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or any Note (or any part thereof) to any Federal Reserve Bank. No Borrower may assign or transfer any of its rights or obligations hereunder without the written consent of all the Lenders.

                  (b) Each Lender, with the consent of the Borrowers (not to be unreasonably withheld) and the Agent, may sell participations to one or more banks or financial institutions in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment or Term Loan Commitment) and the Loans owing to it and undrawn Letters of Credit and the Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment and Term Loan Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the banks or financial institutions buying participations shall be entitled to the cost protection provisions contained in Sections 2.10, 2.12 and
2.16 hereof, but only to the extent any of such Sections would be available to the Lender which sold such participation, and (iv) the Borrowers, the Agent, the Co-Agent, Holdings and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; provided, further, however, that such Lender shall retain the sole right and responsibility to enforce the obligations of the Loan Parties relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, or any of the other Loan Documents, other than amendments, modifications or waivers with respect to decreasing any fees payable hereunder or the amount of principal or the rate of interest payable on the Loans, or extending the dates fixed for any payment of principal of or interest on, the Loans or increasing or extending the Commitments or the release of all Collateral.

                  (c) Each Lender may assign, to any one or more banks or other financial institutions with the prior written consent of the Borrowers (not to be unreasonably withheld) and with the prior written consent of the Agent (not to be unreasonably withheld), all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment or Term Loan Commitment and the same portion of the Loans and undrawn Letters of Credit at the time owing to it and the Note or Notes held by it), provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, which shall include the same percentage interest in the Loans, Letters of Credit and Notes, (ii) the amount of the Revolving Credit Commitment or Term Loan Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be in a minimum principal amount of $5,000,000 in the aggregate for the Revolving Credit Commitment and Term Loan Commitment of such Lender and the amount of the Revolving Credit Commitment and Term Loan Commitment of such Lender shall not be less than $10,000,000 or shall be zero,
(iii) the Agents shall hold Commitments at least equal to the Commitments held by any other Lender (but in no event shall either be required to hold more than $20,000,000) except that upon the occurrence and during the continuance of an Event of Default, any Lender shall be permitted to assign its Commitments without restriction, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,000 and (v) the Assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire in the form provided to such Assignee by the Agent. Upon such execution, delivery, acceptance and recording and after receipt of the written consent of the Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents and (y) the Lender which is assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.12, 2.16 and 11.04, as well as any fees accrued for its account hereunder and not yet paid).

                  (d) By executing and delivering an Assignment and Acceptance, the Lender which is assignor thereunder and the assignee thereunder confirm to, and agree with, each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim, and that its Commitment and the outstanding balance of its Loans and participations in Letters of Credit, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, perfection, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any Collateral with respect thereto or any other instrument or document furnished pursuant hereto or thereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of their respective obligations under this Agreement, any Guarantees or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance and confirms that it has received a copy of this Agreement, any Guarantees and of the other Loan Documents, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (e) The Agent shall maintain at its address referred to in
Section 11.01 hereof a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment or Term Loan

Commitment, as the case may be, of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with any Note or Notes subject to such assignment, any processing and recordation fee and, if required, an Administrative Questionnaire and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is precisely in the form of Exhibit F annexed hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Borrowers. Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for each surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to its portion of the Term Loan Commitment and/or Revolving Credit Commitment, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any Term Loan Commitment or Revolving Credit Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Term Loan Commitment and/or Revolving Credit Commitment, as the case may be, retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, or, with respect to the Term Notes, the principal amount of the Term Notes outstanding at such time as evidenced by the Term Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A or Exhibit B, as the case may be. Notes surrendered to the Borrowers shall be canceled by the Borrowers.

                  (g) Notwithstanding any other provision herein, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.03, disclose to the assignee or participant or proposed assignee or participant, any information, including, without limitation, any Information, relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers in connection with this Agreement; provided, however, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential Information relating to the Borrowers received from such Lender to the extent set forth in Section 11.11 hereof.

                  SECTION 11.04. Expenses; Indemnity. (a) The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Agent and Co-Agent in connection with the preparation of this Agreement and the other Loan Documents, including, without limitation, the initial field examinations and appraisal (or other appraisals upon the occurrence and continuance of an Event of Default) and reasonable field examination fees (as provided in Section 6.08), or with any amendments, modifications, waivers, extensions, renewals, renegotiations or "workouts" of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or, after the occurrence of a Default or an Event of Default, incurred by the Agent, Co-Agent or any of the Lenders in connection with the enforcement or protection of its rights in connection with this Agreement or any of the other Loan Documents or with the Loans made or the Notes or Letters of Credit issued hereunder, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent and Co-Agent and ongoing up to three yearly field examination expenses and charges, and, in connection with such enforcement or protection, the reasonable fees and disbursements of counsel for the Lenders. The Borrowers further indemnify the Lenders from and agrees to hold them harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

                  (b) The Borrowers indemnify the Agent and each Lender and their respective directors, officers, employees and agents against, and agree to hold the Agent, each Lender and each such person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Lender or any such person arising out of, in any way connected with, or as a result of (i) the use of any of the proceeds of the Loans, (ii) this Agreement, the Guarantees, any of the Security Documents, the Millbrook Acquisition Documents, the Manischewitz Acquisition Documents or the other documents contemplated hereby or thereby, (iii) the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder (including but not limited to the making of the Total Commitment) and consummation of the transactions contemplated hereby and thereby, (iv) breach of any representation or warranty by a Loan Party, or (v) any claim, litigation, investigation or proceedings relating to any of the foregoing (other than those relating to matters solely and exclusively between and among the Agent, Co-Agent and the Lenders), whether or not the Agent, any Lender or any such person is a party thereto; provided, however, that such indemnity shall not, as to the Agent or any Lender, apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result from the gross negligence or willful misconduct of the Agent or any Lender.

                  (c) The Borrowers indemnify, and agree to defend and hold harmless the Agent and the Lenders and their respective officers, directors, shareholders, agents and employees (collectively, the "Indemnitees") from and against any loss, cost, damage, liability, lien, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees and reasonable expenses for investigation, removal, cleanup and remedial costs and modification costs incurred to permit, continue or resume normal operations of any property or assets or business of a Borrower or any subsidiary thereof) arising from a violation of, or failure to comply with any Environmental Law by a Borrower or any subsidiary and to remove any Lien arising therefrom, except to the extent caused by the gross negligence or willful misconduct of any Indemnitee, which any of the Indemnitees may incur or which may be claimed or recorded against any of the Indemnitees by any person.

                  (d) The provisions of this Section 11.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or the Notes, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section 11.04 shall be payable on written demand therefor.

                  SECTION 11.05. Applicable Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                  SECTION 11.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, upon the request of the Required Lenders each Lender shall and is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement and the Notes held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. Each Lender agrees to notify promptly the Agent and the Borrowers after any such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which may be available to such Lender.

                  SECTION 11.07. Payments on Business Days. (a) Should the principal of or interest on the Notes or any fee or other amount payable hereunder become due and payable on other than a Business Day, payment in respect thereof may be made on the next succeeding Business Day (except as otherwise specified in the definition of "Interest Period"), and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

                  (b) All payments by the Borrowers hereunder and all Loans made by the Lenders hereunder shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent set forth in
Section 11.01 hereof.

                  SECTION 11.08. Waivers; Amendments. (a) No failure or delay of any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power, except as otherwise expressly provided in Section 2.21 hereof. The rights and remedies of the Lenders hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provision of this Agreement or the Notes nor consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall entitle them to any other or further notice or demand in similar or other circumstances. Each holder of any of the Notes shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) change the principal amount of, or extend or advance the maturity of or the dates for the payment of principal of or interest on, any Note or reduce the rate of interest on any Note, or decrease any fees payable pro rata to the Lenders or postpone the payment thereof, (ii) change the Revolving Credit Commitment or Term Loan Commitment of any Lender or increase the aggregate of such Commitments, increase any percentage contained in the definition of Borrowing Base, make overadvances other than Permitted Overadvances, or amend or modify the provisions of this Section, Section 2.06,
Section 2.13, Section 4.14 or Section 11.04 hereof or the definition of "Required Lenders," (iii) release any material portion of Collateral or share or subordinate any Lien priority or (iv) release any Guarantee of the Obligations, in each case without the prior written consent of each Lender affected thereby and provided, further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent under this Agreement or the other Loan Documents without the written consent of the Agent. Each Lender shall be bound by any modification or amendment authorized by this Section regardless of whether its Notes shall be marked to make reference thereto, and any consent by any Lender pursuant to this Section shall bind any person subsequently acquiring a Note from it, whether or not such Note shall be so marked.

                  (c) In the event that the Borrowers request, with respect to this Agreement or any other Loan Document, an amendment, modification or waiver and such amendment, modification or waiver would require the unanimous consent of all of the Lenders in accordance with Section 11.08(b) above, and such amendment, modification or waiver is agreed to in writing by the Borrowers and the Required Lenders but not by all of the Lenders, then notwithstanding anything to the contrary in Section 11.08(b) above, with the written consent of the Borrowers and such Required Lenders, the Borrowers and Required Lenders may, but shall not be obligated to, amend this Agreement without the consent of the Lender or Lenders who did not agree to the proposed amendment, modification or waiver (the "Minority Lenders") solely to provide for (i) the termination of the Revolving Credit Commitment and Term Loan Commitment of each Minority Lender,
(ii) the assignment in accordance with Section 11.03 hereof to one or more persons of each Minority Lender's interests, rights and obligations under this Agreement (including, without limitation, all of such Minority Lender's Revolving Credit Commitment and Term Loan Commitment as well as its portion of all outstanding Loans and the Note or Notes held by such Minority Lender) and the other Loan Documents and/or an increase in the Revolving Credit Commitment and Term Loan Commitment of one or more Required Lenders, in each case so that after giving effect thereto the Total Revolving Credit Commitment and Total Term Loan Commitment shall be in the same amounts as prior to the events described in this paragraph, (iii) the repayment to the Minority Lenders in full of all Loans outstanding and accrued interest thereon at the time of the assignment and/or increase in Commitments described in clause (ii) above with the proceeds of Loans made by such persons who are to become Lenders by assignment or with the proceeds of Loans made by Required Lenders who have agreed to increase their Revolving Credit Commitment and/or Term Loan Commitment, (iv) the payment to the Minority Lenders by the Borrowers of all fees and other compensation due and owing such Minority Lenders under the terms of this Agreement and the other Loan Documents and (v) such other modifications as the Required Lenders and Borrowers shall deem necessary in order to effect the changes specified in clauses (i) through (iv) hereof.

                  SECTION 11.09. Severability. In the event any one or more of the provisions contained in this Agreement or in the Notes should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

                  SECTION 11.10. Entire Agreement; Waiver of Jury Trial, etc.
(a) This Agreement, the Notes and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the parties hereto with respect to the Transactions is superseded by this Agreement, the Notes and the other Loan Documents. Except as expressly provided herein or in the Notes or the Loan Documents (other than this Agreement), nothing in this Agreement, the Notes or in the other Loan Documents, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement, the Notes or the other Loan Documents.

                  (b) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement, the Notes, any of the other Loan Documents or the Transactions.

                  (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph (b) of this Section 11.10 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

                  (d) Each party hereto (i) certifies that no representative, agent or attorney of any Lender has represented, expressly or otherwise, that such Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement, the Notes or the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications herein.

                  SECTION 11.11. Confidentiality. The Agent and the Lenders agree to keep confidential (and to cause their respective officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agent or any Lender (the "Information"). Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (i) to such of its officers, directors, employees, agents and representatives as need to know such Information in connection with its participation in any of the Transactions or the administration of this Agreement or the other Loan Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental agency or authority (in any which case prompt notice prior to disclosure will be provided to the Borrowers to the extent not prohibited by law); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than a Loan Party or any of their respective subsidiaries who was to the actual knowledge of the disclosing party not bound by a confidentiality arrangement in favor of the Borrowers or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by a Loan Party or any of their respective subsidiaries; (iv) to the extent any Loan Party or any of their respective subsidiaries shall have consented to such disclosure in writing; (v) in connection with the sale of any Collateral pursuant to the provisions of any of the other Loan Documents; or
(vi) pursuant to Section 11.03(g) hereof.

                  SECTION 11.12. Submission to Jurisdiction. (a) Any legal action or proceeding with respect to this Agreement or the Notes or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Loan Party hereby accepts for itself and in respect of its property, generally and unconditionally, the personal jurisdiction of the aforesaid courts.

                  (b) Each Borrower and each Loan Party hereby irrevocably waive, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (c) Each Borrower and each Loan Party hereby irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each such person, as the case may be, at its address set forth in Section 11.01 hereof.

                  (d) Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

                  SECTION 11.13. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent.

                  SECTION 11.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.


                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Borrowers, the Agent, Co-Agent and the Lenders have caused this Agreement to be duly executed by their respective autho rized officers as of the day and year first above written.

                                  MILLBROOK DISTRIBUTION SERVICES INC.


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  THE B. MANISCHEWITZ COMPANY, LLC

                                  By: Richard A. Bernstein, its managing member


                                  ______________________________________________
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK, as Lender
                                    and as Agent


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  NATIONSBANK, N.A.
                                  as Lender and Co-Agent


                                  By:___________________________________________
                                     Name:
                                     Title:

            [Signature Page to Amended and Restated Credit Agreement]

                                  SANWA BUSINESS CREDIT CORPORATION


                                  By:__________________________________
                                     Name:
                                     Title:


                                  FLEET NATIONAL BANK


                                  By:__________________________________
                                     Name:
                                     Title:


                                  LASALLE BUSINESS CREDIT CORPORATION


                                  By:__________________________________
                                     Name:
                                     Title:


            [Signature Page to Amended and Restated Credit Agreement]

                                                                SCHEDULE 2.01(a)


                              TERM LOAN COMMITMENTS
                              ---------------------

                                                     Term Loan                  Percentage of Total
Lender                                               Commitment                 Term Loan Commitment
------                                               ----------                 --------------------

The Chase Manhattan Bank                             $1,862,000                         20%
600 Fifth Avenue, 4th Floor
New York, NY 10020-2302
Facsimile No.: (212) 332-4298
Attention: Millbrook Account Officer

NationsBank, N.A.                                    $1,862,000                         20%
100 South Charles Street,
  4th Floor
Baltimore, MD  21201
Facsimile No.: (410) 385-3700
Attention:  Millbrook Account Executive

Sanwa Business Credit Corporation                    $1,862,000                         20%
500 Glenpointe Centre West
Teaneck, NJ 07666-6802
Facsimile No.: (201) 836-4744
Attention: Mr. Oleh Szczupak

Fleet National Bank                                  $1,862,000                         20%
370 Main Street
Worcester, MA 01608
Facsimile No.: (508) 831-2430
Attention: Mr. Edward M. Powers

LaSalle Business Credit Corporation                  $1,862,000                         20%
477 Madison Avenue, 20th Floor
New York, NY 10022
Facsimile No.: (212) 371-2966
Attention: Mr. Corey Sclar

                                                                SCHEDULE 2.01(b)


                          Revolving Credit Commitments
                          ----------------------------

                                                     Revolving                  Percentage of
                                                     Credit                     Total Revolving
Lender                                               Commitment                 Credit Commitment
------                                               ----------                 -----------------

The Chase Manhattan Bank                             $18,040,000                        20%
600 Fifth Avenue, 4th Floor
New York, NY 10020-2302
Facsimile No.: (212) 332-4298
Attention: Millbrook Account Officer


NationsBank, N.A.                                    $18,040,000                        20%
100 South Charles Street,
  4th Floor
Baltimore, MD  21201
Facsimile No.: (410) 385-3700
Attention:  Millbrook Account Executive

Sanwa Business Credit Corporation                    $18,040,000                        20%
500 Glenpointe Centre West
Teaneck, NJ 07666-6802
Facsimile No.: (201) 836-4744
Attention: Mr. Oleh Szczupak

Fleet National Bank                                  $18,040,000                        20%
370 Main Street
Worcester, MA 01608
Facsimile No.: (508) 831-2430
Attention: Mr. Edward M. Powers

LaSalle Business Credit Corporation                  $18,040,000                        20%
477 Madison Avenue, 20th Floor
New York, NY 10022
Facsimile No.: (212) 371-2966
Attention: Mr. Corey Sclar

                                                                   SCHEDULE 2.02


                            Domestic Lending Offices
                            ------------------------



Lender                                  Domestic Lending Office
------                                  -----------------------

The Chase Manhattan Bank                The Chase Manhattan Bank
                                        600 Fifth Avenue, 4th Floor
                                        New York, NY 10020-2302
                                        Attn:  Millbrook Account Officer

NationsBank, N.A.                       NationsBank, N.A.
                                        100 South Charles Street, 4th Floor
                                        Baltimore, MD  21201
                                        Attention:  Millbrook Account Executive

Sanwa Business Credit
  Corporation                           500 Glenpointe Centre West
                                        Teaneck, NJ 07666-6802
                                        Attention: Mr. Oleh Szczupak

Fleet National Bank                     370 Main Street
                                        Worcester, MA 01608
                                        Attention: Mr. Edward M. Powers

LaSalle Business Credit
  Corporation                           477 Madison Avenue, 20th Floor
                                        New York, NY 10022
                                        Attention: Mr. Corey Sclar

                                                                   SCHEDULE 2.03


                           Eurodollar Lending Offices
                           --------------------------



Lender                                   Eurodollar Lending Office
------                                   -------------------------

The Chase Manhattan Bank                 600 Fifth Avenue, 4th Floor
                                         New York, New York  10020-2302
                                         Attn:  Millbrook Account Officer


NationsBank, N.A.                        NationsBank, N.A.
                                         100 South Charles Street, 4th Floor
                                         Baltimore, MD  21201
                                         Attention:  Millbrook Account Executive

Sanwa Business Credit
  Corporation                            500 Glenpointe Centre West
                                         Teaneck, NJ 07666-6802
                                         Attention: Mr. Oleh Szczupak

Fleet National Bank                      370 Main Street
                                         Worcester, MA 01608
                                         Attention: Mr. Edward M. Powers

LaSalle Business Credit
  Corporation                            477 Madison Avenue, 20th Floor
                                         New York, NY 10022
                                         Attention: Mr. Corey Sclar

                                                                SCHEDULE 6.05(g)

                              INVENTORY DESIGNATION
                              ---------------------



The Chase Manhattan Bank
600 Fifth Avenue, 4th Floor
New York, New York 10020-2302

Gentlemen:

         We certify, represent to you and agree with you as follows:

1)    As of              , the value of our inventories was as follows:
            -------------
              (DATE)

------------------------
      (a)   Raw materials and/or parts                                              |
            purchased from others                       $          |       % =
                                                         --------      ---     --
      (b)   ______________                              $          |       % =
                                                         --------      ---     --
      (c)   Manufacture and shipping                                                |
            supplies                        $           |       % =
                                             --------       ---         --
      (d)   Work in process                             $          |       % =
                                                         --------       ---    --
      (e)   Consigned Goods w/ letter                   $          |       % =
                                                         --------       ---    --
      (f)   Finished goods held for                                          |
            sale to customers                           $          |       % =
                                                         --------       ---    --

            Total                                       $          |       % =
                                                         --------       ---    --
            (Loan
                                                                             |              Value)
                                                                                 -------

and/or as shown on attached schedule(s) or paper(s).

2) Such figures are taken from our inventory records, kept in accordance with generally accepted accounting principles and used in our business or, if so indicated, taken from a physical inventory. Such figures are at the lower of cost or market (unless otherwise indicated), with appropriate allowances for slow moving, returned or second quality goods. This certificate and agreement is mailed to you upon the understanding that you will rely upon it in making or continuing loans to us under the Amended and Restated Credit Agreement dated as of ____, 199__ (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined) among the undersigned, the Lenders named therein and The Chase Manhattan Bank, as Agent, and/or advances upon our receivables, or in otherwise extending credit to us.

3) We confirm that the agreements, warranties and representations contained in such Credit Agreement apply to all such inventories. We hereby pledge and consign to you, grant you a continuing general lien upon and designate as subject to your continuing general lien and security interest all of said inventories, confirming any lien statements or security agreements given you in respect to same.

4) Your lien and security interest shall attach to such inventories through all stages of manufacture to and including the finished product, to all accounts receivable or other proceeds resulting from the sale thereof, to any merchandise returned to us, and to all inventories acquired by us from time to time in the future, whether in substitution for or in addition to this merchandise.

5)   Such inventories are located at the following addresses:








Dated: _____________, 19__                             [BORROWER]


                                              By:____________________________
                                                 Name:
                                                 Title:

                                                                SCHEDULE 6.05(k)

Separate Certificates will be prepared for Millbrook and Manischewitz. Then a combined will be prepared. For Credits to be granted Availability on a combined basis must exceed zero or so long as Section 7.09(c) is in effect, $10,000,000.


                           BORROWING BASE CERTIFICATE
                           --------------------------

TO:      The Chase Manhattan Bank, Asset Based Operation
Date________________
         200 Jericho Quadrangle
         Jericho, NY 11753

SUBJECT:
______________________________________________________
         Borrowing Base Certificate #_________________

We hereby certify the following information:

I.    ACCOUNTS RECEIVABLE:

Accounts Receivable as of the
date of the last submitted certificate                $_____________
Add:  Sales                                     $_____________
Less:  Collections                                    $_____________
Less: Adjustments to A/R                        $_____________
         Accounts Receivable as of    /  /      $_____________
                                     -----

Accounts Receivable Aging as of   /  /
                                 -----

         Total A/R         Current          31-60                      61-90                     Over 90
         ---------         -------          -----                      -----                     -------

Gross Accounts Receivable as of  /  /                                                                   $
                                ------                                                                   ----------
Less: Ineligibles.
      -----------
Past invoice date Receivables 90 Days                                  $ (        )
                                                                        -----------

Receivables from Subsidiaries/Affiliates                               $ (        )
                                                                        -----------

Cross-aged Receivables at 50%                                          $ (        )
                                                                        -----------

Foreign Receivables not under L/C's                                             $ (        )
                                                                                 -----------

Credits, Chargebacks and Disputes                                               $ (        )
                                                                                 -----------

Pre-bill reserve                                                       $ (        )
                                                                        -----------

Unbilled or Bill and Hold Contras, Offsets, etc.                                $ (         )
                                                                                ------------


Rebate Allowances                                                      $ (         )
                                                                        ------------

C.O.D.                                                                 $ (         )
                                                                        ------------

Other                                                                  $ (        )

Total Ineligibles                                              $(         )
                                                                -----------

B.    Net Accounts Receivables                                                                            $
                                                                                                           -----------

      Availability at      %(subject to revision)                       $                                 $
                      ----                                               -----------                       -----------

II.      INVENTORY

      Gross Inventory                                                                              $
          Less:            Ineligibles                                                             $
                                                                                                   ------------
                  Foreign Inventory                                    $ (         )
                                                                        ------------
                  Slow Moving                                          $ (         )
                                                                        ------------
                  Inactive or Obsolete                                 $ (         )
                                                                        ------------
                  In-Transit                                  $ (         )
                                                               ------------
                  Returned or Damaged                                  $ (         )
                                                                        ------------
                  Inventory off Premise
                    (and not under landlord waiver)                     $ (         )
                                                                         ------------
                  Sales lag adjustments                                 $ (         )
                                                                         ------------
                  Discontinued                                          $ (         )
                                                                         ------------
                  Outlet Store Inventory                      $ (         )
                                                              ------------
                  Other                                                $ (         )
                                                                        ------------
                  Total Ineligibles                           $ (         )
                                                               ------------

            Net Inventory                                                                          $
                                                                                                   ------------
            Lesser of (i) Availability at     % or
                                          ----
              (ii) (the cap amount)                                                                       $
                                                                                                          ------------


TOTAL A/R AND INVENTORY AVAILABILITY (1+2) = (A)
       $
        --------------
Total Loans Outstanding (3)
    $
     --------------

Total Letters of Credit (4)                                                                               $
                                                                                                          ------------
Amount Requested for Borrowing or Repayment (5)
    $
     --------------
Total Revolving Credit Exposure (3+4+/5) + (B)
    $
     --------------

EXCESS AVAILABILITY (A - B)
    $
     --------------

Comments or Other Information:






The undersigned hereby represents and warrants that this is a correct statement regarding the status of accounts receivable and inventory assigned to The Chase Manhattan Bank, as Agent, and that the figures set forth herein are completely accurate. The undersigned further warrants and represents that the Borrower is in complete compliance with all the terms and conditions contained in the agreements between us. The undersigned further understands that your loans to the Borrower will be based upon your reliance on the information contained herein.

                                                        [BORROWER]


                                            By:______________________________
                                                  Name:
                                                  Title:



ATTEST:


---------------------------                       ------------------------------
                                                  ------
       (Title)                                                 (Title)

                                                                       EXHIBIT A

                                FORM OF TERM NOTE


$__________                                                  New York, New York
                                                                 March 31, 1997
                                            as amended and restated May 1, 1998



                  FOR VALUE RECEIVED, the undersigned, MILLBROOK DISTRIBUTION SERVICES INC., a Delaware corporation ("Millbrook"), and THE B. MANISCHEWITZ COMPANY, LLC, a Delaware limited liability company ("Manischewitz" and collectively with Millbrook, the "Makers"), jointly and severally, hereby promise to pay to the order of ____________ (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 600 Fifth Avenue, New York, New York, in installments and as otherwise provided in Section 2.04 of the Amended and Restated Credit Agreement dated as of May 1, 1998, by and among the Makers, the Lenders named therein, the Agent and NationsBank, N.A., as Co-Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Amended Credit Agreement") the principal sum of ___________________ DOLLARS ($__________), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Amended Credit Agreement.

                  The Makers promise to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined pursuant to the terms of the Amended Credit Agreement.

                  The Makers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Makers to make payments of principal and interest in accordance with the terms of this Term Note and the Amended Credit Agreement.

                  This Term Note is the Term Note referred to in the Amended Credit Agreement (and is secured by the Collateral referred to therein) which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Amended Credit Agreement, all upon the terms and conditions therein specified. This Term Note replaces the "Term Note" issued to the Lender pursuant to the Credit Agreement, dated as of March 31, 1997, by and among Millbrook, the Lenders named therein, the Agent and the Co-Agent (as amended by Amendment to Credit Agreement, dated as of May 16, 1997, by and among Millbrook, the Lenders named therein, the Agent and the Co-Agent). The Makers agree to pay interest on the "Term Note" that this Term Note replaces which was accrued and outstanding on such replaced Note on the next Interest Payment Date. Such accrued and outstanding interest shall be payable in accordance with the terms and conditions of the Amended Credit Agreement. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       MILLBROOK DISTRIBUTION SERVICES INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       THE B. MANISCHEWITZ COMPANY, LLC



                                       By:______________________________________
                                       Richard A. Bernstein, its Managing Member

                                Loans and Payment
                                -----------------



                                                                                     Unpaid
                    Name of                                Payment                   Principal
                    Amount and                             -------                   Balance of                Person Making
Date                Type of Loan            Principal                Interest        Note                      Notation
----                ------------            ---------                --------        ----------                --------------










                                                                       EXHIBIT B

                          FORM OF REVOLVING CREDIT NOTE



$_____________                                                New York, New York
                                                                  March 31, 1997
                                             as amended and restated May 1, 1998


                  FOR VALUE RECEIVED, the undersigned, MILLBROOK DISTRIBUTION SERVICES INC., a Delaware corporation ("Millbrook"), and THE B. MANISCHEWITZ COMPANY, LLC, a Delaware limited liability company ("Manischewitz" and collectively with Millbrook, the "Makers"), jointly and severally, hereby promise to pay to the order of _____________ (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 600 Fifth Avenue, New York, New York on the Revolving Credit Termination Date, (as defined in the Amended and Restated Credit Agreement, dated as of May 1, 1998, by and among the Makers, the Lenders named therein, the Agent and NationsBank, N.A., as Co-Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Amended Credit Agreement")) or earlier as provided for in the Credit Agreement, the lesser of the principal sum of [insert amount of Lender's Revolving Credit Commitment] ($______________) and the aggregate unpaid principal amount of all Revolving Credit Loans to the Makers from the Lender pursuant to the terms of the Amended Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Amended Credit Agreement.

                  The Makers promise to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by applicable law, overdue interest from their due dates at a rate or rates determined pursuant to the terms of the Amended Credit Agreement.

                  The Makers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Makers to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Amended Credit Agreement.

                  This Revolving Credit Note is the Revolving Credit Note referred to in the Amended Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Amended Credit Agreement, all upon the terms and conditions therein specified. This Revolving Note replaces the "Revolving Note" issued to the Lender pursuant to the Credit Agreement, dated as of March 31, 1997, by and among Millbrook, the Lenders named therein, the Agent and the Co-Agent (as amended by Amendment to Credit Agreement, dated as of May 16, 1997, by and among Millbrook, the Lenders named therein, the Agent and the Co-Agent). The Makers agree to pay interest on the "Revolving Note" that this Revolving Note replaces which was accrued and outstanding on such replaced Note on the next Interest Payment Date. Such accrued and outstanding interest shall be payable in accordance with the terms and conditions of the Amended Credit Agreement. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                       MILLBROOK DISTRIBUTION SERVICES INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       THE B. MANISCHEWITZ COMPANY, LLC


                                       By: _____________________________________
                                       Richard A. Bernstein, its Managing Member

                                Loans and Payment
                                -----------------


                                                                                                Unpaid                     Name of
                                       Amount                                                  Principal                    Person
                                      and Type                    Payments                      Balance                     Making
           Date                       of Loan                Principal Interest                 of Note                    Notation
           ----                       --------               ------------------                ---------                   --------






                                                                       Exhibit C

                [Parker Chapin Flattau & Klimpl, LLP Letterhead]


                                   May 1, 1998



To each of the Lenders listed
  on Schedule 1 attached hereto


    Re: Millbrook Distribution Services Inc./The B. Manischewitz Company, LLC
        ---------------------------------------------------------------------

Dear Sirs:

         We have acted as counsel to (i) Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook") and The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrower"), in connection with the negotiation, execution and delivery of the Amended and Restated Credit Agreement dated as of May 1, 1998 (the "Credit Agreement"), by and among the Borrower, the lenders named therein (the "Lenders"), The Chase Manhattan Bank, as Agent (the "Agent"), and NationsBank, N.A., as Co-Agent, and (ii) R.A.B. Enterprises, Inc., a Delaware corporation ("Enterprises"), in connection with the negotiation, execution and delivery of the Amended and Restated Non-Recourse Pledge Agreement and Irrevocable Proxy dated as of May 1, 1998 (the "Pledge Agreement"), by and between Enterprises and the Agent, for the benefit of the Lenders.

         This opinion is provided to the Lenders as required pursuant to Section 5.02(a) of the Credit Agreement. This opinion is rendered solely for the information of the addressees and no one else is entitled to rely upon it.

         Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement.

         We have examined originals or copies of the Credit Agreement, the Notes, the Pledge Agreement, the Security Agreement (Millbrook), the Security Agreement (Manischewitz), the Security Agreement - Patents and Trademarks and the Security Agreement - Patents and Trademarks (Manischewitz) (collectively, the "Loan Documents"). We also have examined certificates respecting the good standing of each of Millbrook, Manischewitz and Enterprises from the Secretary of State of the State of Delaware dated May 1, 1998, April 7, 1998 and April 30, 1998, respectively, the certificates of incorporation of each of Millbrook and Enterprises and certificate of formation of

Manischewitz and all amendments thereto filed through the date hereof, with the Secretary of State of the State of Delaware, the by-laws of each of Millbrook and Enterprises and the operating agreement of Manischewitz, each as amended to date, records of proceedings of the Board of Directors of each of Millbrook and Enterprises and of the Board of Managers of Manischewitz during or by which resolutions were adopted relating to matters covered by this opinion, and certificates as to certain factual matters of officers of Millbrook, Manischewitz and Enterprises. In conducting our examination, we have assumed the genuineness of all signatures other than those of the officers of Millbrook, Manischewitz and Enterprises at the closing, the legal capacity of all individual signatories, the accuracy of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as certified or reproduced copies. In addition, we have assumed the accuracy of, and without independent investigation have relied upon, the representations, warranties and other information contained in the items we examined.

         Where reference is made in this opinion to matters within our knowledge, or to facts and circumstances known to us, such reference means the actual knowledge of those attorneys within the firm who have given substantive attention to the Loan Documents, or who otherwise regularly provide services to Millbrook, Manischewitz and Enterprises, in each case without, however, independent investigation of any matter except as otherwise expressly noted herein. Please be advised that Millbrook, Manischewitz and Enterprises are also represented by other attorneys, and that we do not represent Millbrook, Manischewitz or Enterprises with respect to all matters.

         We express no opinion respecting the Loan Documents and the Special Power of Attorney, or any right, power, privilege, remedy or interest intended to be created thereunder, insofar as: (a) any of the rights, powers, privileges, remedies and interests of a party thereunder may be limited (i) by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws affecting any rights, powers, privileges, remedies and interests of creditors generally, (ii) by rules or principles of equity affecting the enforcement of obligations generally, whether at law, in equity or otherwise, or (iii) by the exercise of the discretionary powers of any court or other authority before which may be brought any proceeding seeking equitable or other remedies, including, without limitation, specific performance, injunctive relief and indemnification; (b) the rights, powers, privileges, remedies and interests of any party under any Loan Document or applicable law may be exercised or otherwise enforced in bad faith or a commercially unreasonable manner; and (c) any term or provision of the Loan Documents which purportedly permits a party to exercise or otherwise enforce powers and privileges and pursue rights and remedies in a manner impermissible under or otherwise inconsistent with applicable laws or public policy from time to time in effect, including, without limitation, exculpations and indemnifications, waivers, powers of attorney and collateral disposition, and non-judicial remedies.

         We have not examined title to any asset or property or the books, records and files of the Borrowers, which may include invoices, bills of sale and other documents that may evidence the purchase, ownership or disposition of any Collateral, nor have we examined any item of inventory, equipment or other tangible assets constituting part of any of the Collateral. We have assumed that any Collateral (i) exists, (ii) is owned and possessed by Millbrook, Manischewitz or Enterprises, as applicable, (iii) is located where represented and conforms to the descriptions in the Loan Documents, and (iv) to the extent consisting of accounts receivable, contractual rights and other intangibles, is collectible and enforceable in accordance with its terms and is assignable. We express no opinion whatsoever as to matters pertaining to title, zoning, land use regulations or environmental laws.

         Searches respecting Uniform Commercial Code financing statements, tax liens and judgments (to the extent filed with the listed officials) filed against Manischewitz were made with the officials in the jurisdictions listed in
Schedule 2 hereto through the indicated search dates, each by an independent firm not under our control or supervision (collectively, the "Searches"). Our opinions respecting priorities (but only insofar as a security in the Collateral of Manischewitz may be perfected by filing a financing statement in an office listed in Schedule 3) and the existence or absence of judgments, security interests and other liens and encumbrances are based solely upon the Searches, certificates of officers of Manischewitz, and the representations and warranties of Manischewitz as to factual matters in the Loan Documents. Please note that the Searches reveal Uniform Commercial Code financing statements on Form UCC-1 indicating existing and competing security interests in the assets and properties of Manischewitz, which financing statements are listed on Schedule 4 hereto.

         Our opinions respecting the validity or enforceability of any Loan Document to the extent it pertains to, or respecting, the creation, perfection and priority of, security interests in the personal assets and properties described in the Credit Agreement and other Loan Documents are limited to assets and properties in which security interests are governed by and perfectible under the NYUCC by the filing of financing statements or possession (collectively, the "Collateral"). To the extent the Collateral consists of instruments and certificated investment securities, we have assumed their due endorsement and delivery to the Agent and its possession of them on the date of this opinion, and that neither the Agent nor any Lender has any notice or knowledge of any adverse claim with respect thereto. To the extent the Collateral may be perfected under the NYUCC by the filing of financing statements, we have assumed that the financing statements have been duly and timely filed in all relevant jurisdictions as of the date of this opinion. To the extent the Collateral consists of payments, distributions or other monies received or to be received from or in respect of other Collateral perfected as described above, we express no opinion to the extent that (i) such payments, distributions and monies do not constitute identifiable proceeds under Section 9-306 of the NYUCC, (ii) cash proceeds have been either commingled or deposited, or (iii) the Agent has not permanently perfected its security interests in such Collateral by possession or filing (as described above) within the applicable period of temporary perfection of such proceeds. Please note, however, that various recent decisions have determined that dividends, interest and similar payments may not be "proceeds" under the NYUCC. Please note that we have assumed the NYUCC and other applicable laws of New York are the same as those of Florida, New Jersey and Pennsylvania. Furthermore, we have relied solely on the Searches and the representations of Manischewitz in the Loan Documents as to the existence of competing security interests, and we have assumed that the Searches would disclose no further security interests if updated through the date of this opinion. Our opinion respecting the "first priority" of such security interests means that as of the date of this opinion (i) the filings or deliveries perfecting those interests appear to be first in time and (ii) those interests therefor are entitled to the corresponding benefits of Section 9-312(5), (6) or (7) of the NYUCC, as applicable.

         This opinion letter is limited to the date hereof and we do not in any event undertake to advise you of any facts or circumstances occurring or coming to our attention subsequent to the date hereof. Whenever any opinion of ours refers to or includes the performance of any obligation or the issuance of any instrument or certificate after the date hereof, it is based on our assumption that all relevant facts and circumstances will be the same at such future time as we believe them to be on the date hereof and no changes will have occurred in any of the Loan Documents, other relevant documents or applicable law.

         We call to your attention to the fact that we are counsel admitted to practice in the State of New York, and we do not express any opinion with respect to the applicable laws, or the effect or applicability of the laws, of any jurisdiction other than those of the State of New York, the United States of America and the General Corporation Law of the State of Delaware.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. Each of Millbrook, Manischewitz and Enterprises (a) is a duly organized and validly existing corporation or limited liability company (in the case of Manischewitz), in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority to own its properties and to transact the business in which it is engaged or currently proposes to be engaged, and (c) based solely on representations of Millbrook, Manischewitz and Enterprises, is qualified to do business (as known to us to be currently conducted or presently contemplated) in each jurisdiction where the nature of its business or its ownership or use of its property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

         2. Each of Millbrook, Manischewitz and Enterprises has the power to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party.

         3. Neither the execution and delivery by each of Millbrook, Manischewitz and Enterprises of the Loan Documents to which each is a party, nor compliance with any of the provisions thereof, will violate any law or regulation, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, or any order or decree of any court or governmental instrumentality, of which we have knowledge, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument, of which we have knowledge, to which Millbrook, Manischewitz or Enterprises is signatory or by which any of them might be bound, or result in the creation or imposition of any Lien upon any of the properties or assets of Millbrook, Manischewitz or Enterprises, except in favor of the Agent, or violate any provision of any of the organizational documents of Millbrook, Manischewitz or Enterprises.

         4. To our knowledge and except as set forth in Schedule 4.06(a) to the Credit Agreement, there are no actions, suits or proceedings pending or threatened against or affecting Millbrook,

Manischewitz or Enterprises before any court, arbitrator or governmental or administrative body or agency which would have a Material Adverse Effect.

         5. No action of, or filing with, any governmental or public body or authority, except for the filings referred to in paragraphs 10 and 11 hereof, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by each of Millbrook, Manischewitz or Enterprises of the Loan Documents to which each is a party.

         6. Each of the Loan Documents to which Millbrook, Manischewitz or Enterprises is a party has been duly executed and delivered by Millbrook, Manischewitz and Enterprises, as the case may be.

         7. Each of the Loan Documents constitutes the legal, valid and binding obligations of each of Millbrook, Manischewitz and Enterprises, as the case may be, to the extent each is a party thereto, enforceable against each of them in accordance with its terms.

         8. Neither Millbrook, Manischewitz or Enterprises is (a) a "holding company," an "affiliate" of a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
(b) an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         9. Assuming, in the case of the Pledged Stock and the Pledged Debt (as defined in the Pledge Agreement), that the Agent, the Co-Agent and the Lenders were without notice of any adverse claim, the Agent has possession of the certificate representing the Pledged Stock and the promissory notes evidencing the Pledged Debt and such certificate and each of the promissory notes are indorsed to the Agent or in blank, the Pledge Agreement creates a valid perfected first priority security interest in favor of the Agent in the Pledged Stock and the Pledged Debt.

         10. The Security Agreement (Manischewitz) creates a valid security interest in the Collateral (as such term is defined in the Security Agreement (Manischewitz)) covered thereby in favor of the Agent, and when the financing statements covering such Collateral have been duly filed pursuant to the Uniform Commercial Code in the jurisdictions listed on Schedule 3 hereto, such security interest will be perfected.

         11. The Security Agreement - Patents and Trademarks (Manischewitz) (the "IP Security Agreement") creates in favor of the Agent a valid security interest in all of the right, title and interest of Manischewitz in the Trademarks listed and described in Schedule A to the IP Security Agreement (the "Trademarks"), and when the financing statements covering such Collateral have been duly filed pursuant to the Uniform Commercial Code in the jurisdictions listed on Schedule 3 hereto, and the Assignment of Trademarks (as each such term is defined in the IP Security Agreement) has been duly filed in the United States Patent and Trademark Office, such security interest in the Trademarks will be perfected. The Special Power of Attorney granted by the Borrower to the Agent is enforceable according to its terms.


                                 Very truly yours,



                                 PARKER CHAPIN FLATTAU & KLIMPL, LLP

                                                                      Schedule 1
                                                                      ----------

                                     LENDERS
                                     -------


The Chase Manhattan Bank, as Agent and Lender
600 Fifth Avenue, 4th Floor
New York, NY 10020-2302
Attention: Millbrook Account Officer

NationsBank, N.A.
100 South Charles Street
4th Floor
Baltimore, MD 21201
Attention: Millbrook Account Executive

Sanwa Business Credit Corporation
500 Glenpointe Centre West
Teaneck, NJ 07666-6802
Attention: Mr. Oleh Szczupak

Fleet National Bank
370 Main Street
Worcester, MA 01608
Attention: Mr. Edward M. Powers

LaSalle Business Credit Corporation
477 Madison Avenue, 20th Floor
New York, NY 10022
Attention: Mr. Corey Sclar

                                                                      Schedule 2
                                                                      ----------



               FINANCING STATEMENTS, TAX LIENS AND JUDGMENT SEARCH
               ---------------------------------------------------


ILLINOIS

              Secretary of State:     No Financing Statements as of 2/6/98.

              Cook County:            Two Financing Statements as of 2/3/98.

NEW JERSEY

              Secretary of State:     Six Financing Statements as of 12/18/97

              Hudson County:          Three Financing Statements as of 2/19/98.

              Cumberland County:      Three Financing Statements as of 2/9/98

                                                                      Schedule 3
                                                                      ----------

                           UCC-1 Filing Jurisdictions
                           --------------------------



1.       Secretary of State, Florida

2.       Secretary of State, New Jersey

3.       Secretary of State, New York

4.       Kings County, New York

5.       Queens County, New York

6.       Suffolk County, New York

7.       Secretary of the Commonwealth, Pennsylvania

8.       York County Prothonotary, Pennsylvania

                                                                      Schedule 4
                                                                      ----------


                                 EXISTING LIENS
                                 --------------

                                   UCC SEARCH

                        THE B. MANISCHEWITZ COMPANY, LLC


                                                                                            JUDGMENTS
                                                                                            SUITS TAX      TYPE        DATE
    JURISDICTION               DEBTOR                SECURED PARTY            ASSIGNEE        LIENS       OF UCC       FILED
------------------------------------------------------------------------------------------------------------------------------
Cook County           The B. Manischewitz       Banque Indosuez,                                           UCC-1      6-5-96
-Illinois             Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------
Cook County           The B. Manischewitz       Banque Indosuez,                                           UCC-1      6-5-96
-Illinois             Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       AT&T Credit                                                UCC-1      7-8-94
-New Jersey           Company                   Corporation
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       Crown Credit Co.                                           UCC-1      6-6-96
-New Jersey           Company
------------------------------------------------------------------------------------------------------------------------------


    JURISDICTION             FILE NO.                  DESCRIPTION
-------------------------------------------------------------------------------------------------
Cook County                96U06839*         General Security
-Illinois
-------------------------------------------------------------------------------------------------
Cook County                96U06840*         Intellectual Property
-Illinois
-------------------------------------------------------------------------------------------------
Secretary of State         1580525           System 25 Integrated leased under Lease No. E405957,
-New Jersey                                  and all attachments, accessories, additions,
                                             substitutions, products, replacements and rentals
                                             and proceeds therefrom (including insurance
                                             proceeds).
-------------------------------------------------------------------------------------------------
Secretary of State         1702543           (1) Reconditioned Crown Lift Truck Model 45RRTT-240
-New Jersey                                  Serial #H-13425
                                             (1) new Deka Battery Modal 18-125-13 Serial #3672CF
                                             (1) Used Exide Charger Model 3TN18-865 Serial
                                             #HR25396 2-2
-------------------------------------------------------------------------------------------------


*To be released at Closing

                                                                      Schedule 4
                                                                      ----------


                                 EXISTING LIENS
                                 --------------

                                   UCC SEARCH

                                                                                            JUDGMENTS
                                                                                            SUITS TAX      TYPE        DATE
    JURISDICTION               DEBTOR                SECURED PARTY            ASSIGNEE        LIENS       OF UCC       FILED
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       Banque Indosuez,                                           UCC-1       6-5-96
-New Jersey           Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       Banque Indosuez,                                           UCC-1       6-5-96
-New Jersey           Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------


    JURISDICTION             FILE NO.                  DESCRIPTION
--------------------------------------------------------------------------------------------------
Secretary of State    1702377*               Each and every receivable; all inventory; all books,
-New Jersey                                  records, ledgers, print-outs, file materials; all
                                             equipment; all intangibles; all insurance policies;
                                             all pension plan reversions; any and all property of
                                             every name and nature; all documents; all proceeds
--------------------------------------------------------------------------------------------------
Secretary of State    1702380*               Patents; Trademarks; Copyrights; License agreements &
-New Jersey                                  covenants not to sue with any other party with
                                             respect to any Patent; the entire good will of
                                             Debtor's business other general intangibles; All
                                             proceeds.
--------------------------------------------------------------------------------------------------



*To be released at Closing

                                                                      Schedule 4
                                                                      ----------

                                 EXISTING LIENS
                                 --------------

                                   UCC SEARCH



                                                                                            JUDGMENTS
                                                                                            SUITS TAX      TYPE        DATE
    JURISDICTION               DEBTOR                SECURED PARTY            ASSIGNEE        LIENS       OF UCC       FILED
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       Banque Indosuez,                                          UCC-1        6-6-96
-New Jersey           Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------
Secretary of State    The B. Manischewitz       Banque Indosuez,                                          UCC-1        6-6-96
-New Jersey           Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------


    JURISDICTION             FILE NO.                  DESCRIPTION
--------------------------------------------------------------------------------------------
Secretary of State      1702825*             Any & all present estates or interest of Debtor in
-New Jersey                                  the land;
                                             Any & all permits, certificates, approvals &
                                             authorizations; any and all interest of Debtor in all
                                             machinery; apparatus, equipment, fittings, fixtures,
                                             improvements & articles of personal property of every
                                             kind & nature, etc.
--------------------------------------------------------------------------------------------
 Secretary of State     1702828*             Any & all present estates or interest of Debtor in
 -New Jersey                                 the land; The tenant's interest & estate in the
                                             Mortgaged Lease; Any & all estates or interests of
                                             Debtor in the buildings; Any & all permits,
                                             certificates, approvals & authorizations; Any & all
                                             interest of Debtor in all machinery, apparatus,
                                             equipment, fittings, fixtures; All debtor's right,
                                             title & interest as landlord; All general intangibles
                                             & Contract rights; etc.
--------------------------------------------------------------------------------------------




*To be released at Closing

                                                                      Schedule 4
                                                                      ----------


                                 EXISTING LIENS
                                 --------------

                                   UCC SEARCH

                                                                                            JUDGMENTS
                                                                                            SUITS TAX      TYPE        DATE
    JURISDICTION               DEBTOR                SECURED PARTY            ASSIGNEE        LIENS       OF UCC       FILED
------------------------------------------------------------------------------------------------------------------------------
Cumberland            The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-5-96
County                Company, LLC              New York Branch
-New Jersey
------------------------------------------------------------------------------------------------------------------------------
Cumberland            The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-5-96
County                Company, LLC              New York Branch
-New Jersey
------------------------------------------------------------------------------------------------------------------------------
Cumberland            The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-5-96
County                Company, LLC              New York Branch
-New Jersey
------------------------------------------------------------------------------------------------------------------------------
Hudson County         The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-18-96
-New Jersey           Company, LLC              New York Branch
------------------------------------------------------------------------------------------------------------------------------
Hudson County         The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-5-96
-New Jersey           Company, LLC              New York
------------------------------------------------------------------------------------------------------------------------------
Hudson County         The B. Manischewitz       Banque Indosuez,                                            UCC-1      6-5-96
-New Jersey           Company, LLC              New York





    JURISDICTION             FILE NO.                  DESCRIPTION
--------------------------------------------------------------------------------------------
Cumberland                 31157*            Fee Mortgage
County
-New Jersey
--------------------------------------------------------------------------------------------
Cumberland                 31146*            General Security
County
-New Jersey
--------------------------------------------------------------------------------------------
Cumberland                 31145*            Intellectual Property
County
-New Jersey
--------------------------------------------------------------------------------------------
Hudson County              976*              Fee/Leasehold Mortgage
-New Jersey
--------------------------------------------------------------------------------------------
Hudson County              881*              General Security
New Jersey
--------------------------------------------------------------------------------------------
Hudson County              880*              Intellectual Property
-New Jersey
--------------------------------------------------------------------------------------------


*To be released at Closing

                                                                      Schedule 4
                                                                      ----------


                                 EXISTING LIENS
                                 --------------

                                   UCC SEARCH

Prepared by:                                                  __________________

Reviewed by:               Christopher S. Auguste             __________________

Signed by:                 Martin Eric Weisberg               __________________

                                                                       EXHIBIT D

                              AMENDED AND RESTATED
                          NON-RECOURSE PLEDGE AGREEMENT
                              AND IRREVOCABLE PROXY


                  AMENDED AND RESTATED PLEDGE AGREEMENT dated as of May 1, 1998 (this "Agreement"), by and between R.A.B. ENTERPRISES, INC., a Delaware corporation (the "Grantor") and The Chase Manhattan Bank, a New York banking corporation, as agent (the "Agent") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz", each of Millbrook and Manischewitz a "Borrower" and, collectively, the "Borrowers"), the Lenders, the Agent and NationsBank, N.A., as Co-Agent (the "Co-Agent") (as amended, modified or supplemented from time to time in accordance with its terms, the "Amended Credit Agreement") and (ii) for itself as issuer of the Letters of Credit.

                  A. The Agent, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Borrowers pursuant to, and subject to the terms and conditions of, the Amended Credit Agreement. The obligation of the Lenders to extend such Loans and of the Agent to issue Letters of Credit under the Amended Credit Agreement is conditioned on the execution and delivery by the Grantor of a pledge agreement in the form hereof to secure on a nonrecourse basis the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Borrowers, would accrue on such obligations, whether or not a claim is allowed against the Borrowers for such interest in the related bankruptcy proceeding), pursuant to the irrevocable proxy granted herein, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantor at any time and from time to time under this Pledge Agreement and (d) all other obligations of the Borrowers at any time and from time to time under the Amended Credit Agreement and the other Loan Documents).

                  B. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement.

                  Accordingly, the Grantor and the Agent hereby agree as follows:

                  1. Pledge. (a) As security for the payment in full of the Secured Obligations, the Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Agent, and grants, on a non-recourse basis, to the Agent, for its own benefit and for the benefit of the Lenders, a security interest in (a) the shares of capital stock of Millbrook listed in Schedule I annexed hereto next to the Grantor's name (the "Initial Pledged Stock") and any additional shares of common stock of Millbrook obtained in the future by the Grantor (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "Pledged Stock"), (b) all instruments of indebtedness (whether now existing or hereinafter arising) by Millbrook or Manischewitz which name the Grantor as payee thereunder (the "Pledged Debt") and (c) subject to Section 5 below, all proceeds of the Pledged Stock and Pledged Debt, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) through (c) being collectively called the "Collateral"). Upon delivery to the Agent, any securities, other than debt securities, now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                  (b) It is understood and agreed that it is the intention of the foregoing that this Agreement is a non-recourse obligation and that the Agent's rights to recover against the Grantor with respect to the Secured Obligations (including, without limitation the Agent's reasonable fees and out-of-pocket expenses pursuant to Section 14 hereof) shall be strictly limited to the Collateral only, and the Agent and the Co-Agent shall have no rights or remedies against, or recourse to, the Grantor with respect to any of the Secured Obligations.

                  2. Delivery of Collateral. The Grantor agrees to deliver promptly or cause to be delivered to the Agent any and all Pledged Securities, and any and all certi ficates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

                  3. Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants to and with the Agent that:

                  (a) the Grantor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Stock and the payee of the Pledged Debt that it is pledging hereunder except for the delivery and endorsement over of the Collateral to the Agent as contemplated hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens of every kind and nature, except for the Lien in favor of the Agent granted pursuant to this Agreement, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) except as permitted under the Amended Credit Agreement, will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

                  (b) the Grantor (i) has the authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, and (ii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all persons whomsoever;

                  (c) no consent or approval of any governmental body or regulatory authority or any securities exchange is necessary to the validity of the pledge effected hereby;

                  (d) by virtue of the execution and delivery by the Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Secured Obligations, prior to all other Liens thereon or therein;

                  (e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein; and

                  (f) all of the Initial Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes all of the issued and outstanding shares of capital stock of Millbrook listed on Schedule I annexed hereto.

All representations, warranties and covenants of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 15 hereof.

                  4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall
(i) have the right (in its sole and absolute discretion with prior notice to the Grantor) to transfer to or to register the Pledged Stock in its own name or the name of its nominee, and (ii) at all times have the right to exchange the certificates representing Pledged Stock for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  5. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                     (i) The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Amended Credit Agreement provided that such action would not adversely affect the rights inuring to the Agent or the Lenders under this Agreement or the Amended Credit Agreement or adversely affect the rights and remedies of the Agent or the Lenders under this Agreement or the Amended Credit Agreement or the ability of the Agent or the Lenders to exercise the same.

                     (ii) The Agent shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

                     (iii) The Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Stock only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Amended Credit Agreement and applicable laws. Any and all

                     a. noncash dividends,

                     b. stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

                     c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Stock (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Borrowers of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which the Borrowers is or may be a party or otherwise shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to receive any dividends, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by the Grantor contrary to the provisions of this
Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease pursuant to the irrevocable proxy granted herein, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

                  (d) As long as the Amended Credit Agreement remains in effect and until all of the Secured Obligations have been paid fully and indefeasibly, any payments made in respect of the Pledged Debt (other than interest, so long as no Default or Event of Default has occurred and is continuing) shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received to be held as part of the Collateral hereunder.

                  (e) In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request.

                  Without limiting the effect of the foregoing, the Grantor does hereby constitute and appoint the Agent as its proxy, effective upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders' meetings to be held from time to time with full power to vote and act for and in the name, place and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Agent full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any person (including the issuer of the Pledged Stock or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

                  Any proxy or proxies heretofore given by the Grantor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied in full in accordance with the terms of the Amended Credit Agreement.

                  6. Issuance of Additional Stock. The Grantor agrees that it will cause Millbrook not to issue any common stock or other securities convertible into common stock, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities.

                  7. Intentionally Omitted.

                  8. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Any such sale or disposition shall be conducted and shall conform to the standards of commercial reasonableness as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York to the extent applicable to such sale or disposition. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Agent may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from the Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                  FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor or to protect and preserve the Collateral and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Amended Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                  THIRD, to the Agent to be held as cash collateral to the extent of undrawn amounts, if any, of outstanding Letters of Credit;

                  FOURTH, to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Amended Credit Agreement);

                  FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                  SIXTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  10. Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent its attorney-in-fact, effective upon the occurrence and continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent. The Agent may present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Agent or the Lenders in the absence of the gross negligence or wilful misconduct of the Agent or the Lenders.

                  11. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  12. Intentionally Omitted.

                  13. Security Interest Absolute. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Amended Credit Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing (other than as resulting from the Agent's gross negligence or willful misconduct), (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Amended Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Agreement.

                  14. Agent's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the custody or preservation of (after the occurrence and continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith, (ii) the exercise or enforcement of any of the rights of the Agent hereunder in accordance herewith or (iii) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies, and holds the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Agent or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                  15. Termination. This Agreement shall terminate upon the earlier to occur of (a) the date when the Grantor shall make (x) a capital contribution to the Borrowers in the form of paid-in-capital or for capital stock or other equity of the Borrowers on terms reasonably satisfactory to the Agent, or (y) an advance or loan to the Borrowers on a subordinated basis to the extent permitted by the Amended Credit Agreement (or any combination of the foregoing), in an aggregate amount of not less than $10,000,000; and (b) the date when (w) all the Secured Obligations have been fully and indefeasibly paid in cash, (x) the Lenders have no further commitment to make any Loans under the Amended Credit Agreement, (y) the Agent shall have no further obligation to issue any Letters of Credit, and
(z) the Lenders have no further obligation to extend financial accommodations under the Rate Agreements, if applicable, at which time the Agent shall reassign and deliver to the Grantor, or to such person or persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantor.

                  16. Notices. All communications and notices hereunder shall be in writing and given as provided in the Amended Credit Agreement.

                  17. Further Assurances. The Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

                  18. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, and except that the Agent may not assign its rights hereunder, except in connection with a resignation of the Agent and the appointment of a substitute Agent in the manner permitted by the Amended Credit Agreement.

                  19. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  20. Amended Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Amended Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Amended Credit Agreement shall control. Nothing herein shall require the Grantor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

                  21. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                  22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent.

                  23. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                            R.A.B. ENTERPRISES, INC.



                                            By:_________________________________
                                               Name:
                                               Title:


                                            THE CHASE MANHATTAN BANK, as Agent



                                            By:_________________________________
                                               Name:
                                               Title:

                                   SCHEDULE I
                               to Pledge Agreement



GRANTOR: R.A.B. ENTERPRISES, INC.

                                                                                                                      Percentage
                                                               Stock                                                      of
                                                            Certificate                              Number           Outstanding
Stock Issuer                      Class of Stock              No(s).              Par Value         of Shares            Shares
------------                      --------------            -----------           ---------         ---------         ---------

Millbrook Distribution            Common                       2                  $0.01              1,000                100%
Services Inc.



Description of Pledged Debt

                                                                                  Original
                                  Description of            Maturity              Principal
Obligation Issuer                 Obligation                Date                  Amount
-----------------                 ----------                ----                  ------

Millbrook Distribution            Subordinated              November 1, 2005      $21,300,000
Services Inc.                     Promissory Note


The B. Manischewitz               Subordinated              November 1, 2005      $38,800,000
Company, LLC                      Promissory Note

                                                                       EXHIBIT E

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT dated as of March 31, 1997 (this "Agreement"), by and among MILLBROOK DISTRIBUTION SERVICES INC., an Indiana corporation (the "Grantor"), and The Chase Manhattan Bank, a New York banking corporation, as agent ("Agent") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Grantor, the Agent, NationsBank, N.A., as co-agent (the "Co-Agent"), and the Lenders (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), and
(ii) itself as issuer of the Letters of Credit and party to the Rate Agreements, if applicable.

                  The Agent, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations, including, without limitation, the issuance of Letters of Credit to the Grantor pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Agent to issue the Letters of Credit under the Credit Agreement and of any Lender to extend financial accommodations under the Rate Agreements, if applicable, is conditioned on the execution and delivery by the Grantor of a security agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) all obligations to a Lender, if any, at any time and from time to time under the Rate Agreements, (b) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Grantor, would accrue on such obligations, whether or not a claim is allowed against the Grantor for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (c) Indebtedness at any time and from time to time under the Letters of Credit, (d) all obligations of the Grantor at any time and from time to time under this Agreement and (e) all other obligations of the Grantor at any time and from time to time under the Credit Agreement and the other Loan Documents).

                  Accordingly, the Grantor and the Agent hereby agree as follows:

                  1. Definitions of Terms Used Herein. All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. As used herein, the following terms shall have the following meanings:

                     (a) "Accounts Receivable" shall mean (i) all of the Grantor's present and future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York ("NYUCC"), (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of the Grantor, balances, sums and credits with, and all of the Grantor's claims against the Agent at any time existing; (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and Liens, in, to and in respect of any accounts receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance, (iv) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any account receivable, and all returned, reclaimed or repossessed goods.

                     (b) "Collateral" shall mean all (i) Accounts Receivable,
(ii) Documents, (iii) Equipment, (iv) General Intangibles, (v) Inventory and
(vi) Proceeds.

                     (c) "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                     (d) "Equipment" shall mean all of the Grantor's right, title and interest in and to machinery, equipment, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Grantor's business or used therein, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by the Grantor.

                     (e) "General Intangibles" shall mean all of the Grantor's right, title and interest in and to present and future general intangibles of every kind and description, including, without limitation, patents, patent applications, trade names and trademarks and the goodwill of the business, if any, symbolized thereby, and Federal, State and local tax refund claims of all kinds.

                     (f) "Inventory" shall mean all of the Grantor's right, title and interest in and to raw materials, work in process, finished goods, merchandise and all other inventory (as such term is defined in the NYUCC), excluding inventory held on consignment, whether now owned or hereafter acquired, and all wrapping, packaging, advertising and shipping materials, any documents relating thereto and all returned, reclaimed or repossessed goods.

                     (g) "Proceeds" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any

Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by any of the Lenders pursuant to any lockbox or similar arrangement in favor of the Agent or the Co-Agent relating to the payment of Accounts Receivable.

                  2. Security Interests. As security for the payment or performance, as the case may be, of the Secured Obligations, the Grantor hereby grants to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Lenders, their successors and their assigns, a security interest in the Collateral (the "Security Interest").

                  3. Further Assurances. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner reasonably satisfactory to the Agent. The Grantor agrees promptly to notify promptly the Agent of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable owned by it and the location of any Collateral. The Grantor agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed.

                  4. Taxes; Encumbrances. At its option, the Agent may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement unless it is being contested by the Grantor to the extent permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required by the Credit Agreement. The Grantor agrees to reimburse the Agent on written demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 5 shall be interpreted as excusing the Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

                  5. Assignment of Security Interest. If at any time the Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account Receivable, the Grantor shall promptly assign such security interest to the Agent as part of the Collateral hereunder. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

                  6. Representations and Warranties. The Grantor represents and warrants to the Agent that:

                     (a) Title and Authority. It has (i) rights in and good and valid title to the Collateral in which it is granting the Security Interest and
(ii) the requisite power and authority to grant to the Agent the Security Interest in the Grantor's interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                     (b) Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in every govern mental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent in respect of the Collateral, excluding goods in transit and other goods temporarily not in the possession of the Grantor (such as goods in transfer depots), in which a security interest may be perfected by filing under the Uniform Commercial Code in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

                     (c) Validity of Security Interest. The Security Interest constitutes a valid and legal security interest in all of the Collateral for payment and performance of the Secured Obligations, except as otherwise permitted under the Credit Agreement and, upon filing of the Uniform Commercial Code financing statements, will constitute a perfected security interest with respect to that portion of the Collateral for which perfection may be accomplished by filing a financing statement under the Uniform Commercial Code.

                     (d) Information Regarding Names. It has disclosed in writing to the Agent any trade names used to identify it in its business or in the ownership of its properties.

                     (e) Absence of Other Liens. The Collateral is owned by it free and clear of any Lien of any nature whatsoever, except as granted pursuant to this Agreement and as permitted by the Credit Agreement, and, except as provided by paragraph (b) of this Section 7, no financing statement has been filed, under the Uni form Commercial Code as in effect in any state or otherwise, covering any Collateral except as indicated on Schedule 7.01 to the Credit Agreement.

                     (f) Survival of Representations and Warranties. All representations and warranties of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 28.

                  7. Records of Collateral. The Grantor agrees at all times to keep or cause to be kept in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and proceeds received. In addition, the Grantor will provide the Agent with such further schedules and/or information respecting the Collateral as the Agent may reasonably request in writing.

                  8. Intentionally Omitted.

                  9. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof (subject to limitations on priority which resulted from the Agent's gross negligence or willful misconduct), against any adverse Lien of any nature whatsoever except for Liens permitted pursuant to Section 7.01 of the Credit Agreement, and except that Grantor shall have no obligation to perfect a lien on vehicles unless and until a Default shall have occurred.

                  10. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform in all material respects all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Agent and the Lenders from any and all such liabilities.

                  11. Use and Disposition of Collateral. Except as permitted by the Credit Agreement, the Grantor shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest. The Grantor shall not make or permit to be made any transfer of any Collateral, except Inventory in the ordinary course of business and disposition of vehicles in the ordinary course of business and as otherwise permitted by the Credit Agreement, and the Grantor shall remain at all times in possession of the Collateral other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement or the Credit Agreement.

                  12. Limitation on Modifications of Accounts Receivable. Except as permitted by Section 7.11 of the Credit Agreement, the Grantor will not, without the Agent's prior written consent (which consent (prior to the occurrence and continuance of an Event of Default) will not be unreasonably withheld or delayed), grant any extension of the time of payment of any of its Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

                  13. Collections. The Agent shall have the right, as the true and lawful agent of the Grantor, with power of substitution for the Grantors and in the Grantor's name, the Agent's name or otherwise, for the use and benefit of the Agent and the Lenders, (i) to endorse the Grantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession for deposit or collection in Grantor's accounts with the Agent; (ii) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral, drafts against Customers, assignments and verifications of Accounts Receivable and notices to Customers that may come into its possession; (iii) to send verifications based on a form acceptable to both Grantor and Secured Party of Accounts Receivable to any Customer; and (iv) upon the occurrence and during the continuance of an Event of Default, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof, and the Grantor hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, (B) to demand, collect, receive payment of, give receipt for, extend the time of payment of and give discharges and releases of all or any of the Collateral and/or release the Obligor thereon, (C) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (D) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, (E) to notify, or to require the Grantor to notify, the account debtors obligated on any or all of the Accounts Receivable to make payment thereof directly to the Agent, (F) to notify the Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Agent may designate, (G) to accept the return of goods represented by any of the Accounts Receivable, and
(H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or such Lender or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or any Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Agent or any Lender in the absence of the gross negligence or willful misconduct of the Agent or such Lender. It is understood and agreed that the appointment of the Agent as the agent of the Grantor for the purposes set forth above in this
Section 14 is coupled with an interest and is irrevocable. The provisions of this Section 14 shall in no event relieve the Grantor of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Agent or any Lender to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Lender of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

                  14. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Agent's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Agent shall have the right, subject to applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the NYUCC) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. Any such sale shall be conducted and conform to the standards of commercial reasonableness as provided in Section 9-504(3) of the NYUCC to the extent such section is applicable to such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 15, the Agent may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from the Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwith standing the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full and/or the Total Commitment shall have been terminated. To the extent permitted by applicable law, the Grantor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  15. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                     FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                     SECOND, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to
Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                     THIRD, to the Agent to be held as cash collateral to the extent of the undrawn amounts, if any, of outstanding Letters of Credit;

                     FOURTH, pro rata to the payment in full of (i) principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement) and (ii) all unpaid monetary obligations of the Grantor to any Lender under the Rate Agreements, if applicable;

                     FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                     SIXTH, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

Upon any sale of the Collateral by the Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

                  16. Locations of Collateral; Place of Business. (a) The Grantor hereby represents and warrants that all the Collateral is located at the locations listed on Schedule I hereto and that its federal employer identification number is as set forth on said Schedule. The Grantor agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Credit Agreement to be made with respect to the Collateral have been made and the Agent has a valid, legal and perfected first priority security interest in the Collateral.

                     (b) The Grantor confirms that its chief executive office is located as indicated on Schedule I hereto. The Grantor agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement or the Credit Agreement to be made have been made and the Agent has a valid, legal and perfected first priority security interest.

                  17. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement with respect to any of the Secured Obligations (other than as resulting from the Agent's gross negligence or willful misconduct), (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document,
(iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantor, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

                  18. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  19. Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent the attorney-in-fact of the Grantor, which appointment shall be effective upon the occurrence and continuance of an Event of Default, solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

                  20. Agent's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the custody or preservation of (in each case upon the occurrence and during the continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith or (ii) the exercise or enforcement of any of the rights of the Agent hereunder in accordance herewith. In addition, the Grantor indemnifies and holds the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                  21. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement, and except that the Agent may not assign its rights hereunder except in connection with a resignation of the Agent and appointment of a substitute Agent in the manner permitted by the Credit Agreement.

                  22. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  23. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                  24. Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Credit Agreement shall control. Nothing herein shall require the Grantor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

                  25. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

                  26. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent.

                  28. Termination. This Agreement and the Security Interest shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, (c) the Agent shall have no further obligation to issue any Letters of Credit, and (d) the Lenders (or any of them) have no further obligation to extend financial accommodations under the Rate Agreements, if applicable, at which time the Agent shall (i) return to the Grantor any Collateral in the Agent's possession free and clear of any Liens created in favor of the Agent and (ii) execute and deliver to the Grantor all Uniform Commercial Code termination statements and similar documents (in form and substance reasonably satisfactory to the Grantor) which the Grantor shall reasonably request in order to evidence and effect such termination; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.



                                       MILLBROOK DISTRIBUTION SERVICES INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       THE CHASE MANHATTAN BANK, as Agent


                                       By: _____________________________________
                                           Name:
                                           Title:

                                                              SCHEDULE I to the
                                                              Security Agreement


                             Locations of Collateral
                             -----------------------

1060 Millbury Street
Worcester, Massachusetts 10609

1511 Main Street
Worcester, Massachusetts 10609

408 Roy Parker Road
Ozark, Alabama 36630

305 Industrial Boulevard
Greenville, North Carolina 27834

Sunset Bluff subdivision
Harrison, Arkansas

Contiguous to Arkansas State Highway 43
Harrison, Arkansas

Cottonwood Road
Harrison, Arkansas

444 Madison Avenue, Suite 601
New York, New York 10022


                      Chief Executive Office of the Grantor
                      -------------------------------------

P.O. Box 35 - Route 56
Huntoon Memorial Highway
Leicester, Massachusetts 01524


                           Trade names of the Grantor
                           --------------------------

              Federal Employer Identification Number of the Grantor
              -----------------------------------------------------

41-075-4020

                                                                     EXHIBIT E-1

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT dated as of May 1, 1998 (this "Agreement"), by and among THE B. MANISCHEWITZ COMPANY, LLC, a Delaware limited liability company (the "Grantor"), and The Chase Manhattan Bank, a New York banking corporation, as agent ("Agent") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among the Grantor, Millbrook Distribution Services Inc., the Agent, NationsBank, N.A., as co-agent (the "Co-Agent"), and the Lenders (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), and (ii) itself as issuer of the Letters of Credit.

                  The Agent, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations, including, without limitation, the issuance of Letters of Credit to the Grantor pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Agent to issue the Letters of Credit under the Credit Agreement is conditioned on the execution and delivery by the Grantor of a security agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Grantor, would accrue on such obligations, whether or not a claim is allowed against the Grantor for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Grantor at any time and from time to time under this Agreement and (d) all other obligations of the Grantor at any time and from time to time under the Credit Agreement and the other Loan Documents).

                  Accordingly, the Grantor and the Agent hereby agree as follows:

                  1. Definitions of Terms Used Herein. All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. As used herein, the following terms shall have the following meanings:

                     (a) "Accounts Receivable" shall mean (i) all of the Grantor's present and future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York ("NYUCC"), (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for the

Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of the Grantor, balances, sums and credits with, and all of the Grantor's claims against the Agent at any time existing; (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and Liens, in, to and in respect of any accounts receivable, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance, (iv) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts receivable, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any account receivable, and all returned, reclaimed or repossessed goods.

                     (b) "Collateral" shall mean all (i) Accounts Receivable,
(ii) Documents, (iii) General Intangibles, (iv) Inventory and (v) Proceeds.

                     (c) "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                     (d) "General Intangibles" shall mean all of the Grantor's right, title and interest in and to present and future general intangibles of every kind and description, including, without limitation, patents, patent applications, trade names and trademarks and the goodwill of the business, if any, symbolized thereby, and Federal, State and local tax refund claims of all kinds.

                     (e) "Inventory" shall mean all of the Grantor's right, title and interest in and to raw materials, work in process, finished goods, merchandise and all other inventory (as such term is defined in the NYUCC), excluding inventory held on consignment, whether now owned or hereafter acquired, and all wrapping, packaging, advertising and shipping materials, any documents relating thereto and all returned, reclaimed or repossessed goods.

                     (f) "Proceeds" shall mean any consideration received from the sale, exchange or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include, without limitation, all cash and negotiable instruments received or held by any of the Lenders pursuant to any lockbox or similar arrangement in favor of the Agent or the Co-Agent relating to the payment of Accounts Receivable.

                  2. Security Interests. As security for the payment or performance, as the case may be, of the Secured Obligations, the Grantor hereby grants to the Agent, its successors and its assigns, for its own benefit and for the pro rata benefit of the Lenders, their successors and their assigns, a security interest in the Collateral (the "Security Interest").

                  3. Further Assurances. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request for the assuring and preserving of the Security Interest and the rights and remedies created hereby. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner reasonably satisfactory to the Agent. The Grantor agrees promptly to notify promptly the Agent of any change in its corporate name or in the location of its chief executive office, its chief place of business or the office where it keeps its records relating to the Accounts Receivable owned by it and the location of any Collateral. The Grantor agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed.

                  4. Taxes; Encumbrances. At its option, the Agent may discharge past due taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement unless it is being contested by the Grantor to the extent permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so as required by the Credit Agreement. The Grantor agrees to reimburse the Agent on written demand for any payment made or any expense incurred by it pursuant to the foregoing authorization; provided, however, that nothing in this Section 4 shall be interpreted as excusing the Grantor from the performance of any covenants or other promises with respect to taxes, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

                  5. Assignment of Security Interest. If at any time the Grantor shall take and perfect a security interest in any property of an account debtor or any other person to secure payment and performance of an Account Receivable, the Grantor shall promptly assign such security interest to the Agent as part of the Collateral hereunder. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the account debtor or other person granting the security interest.

                  6. Representations and Warranties. The Grantor represents and warrants to the Agent that:

                     (a) Title and Authority. It has (i) rights in and good and valid title to the Collateral in which it is granting the Security Interest and
(ii) the requisite power and authority to grant to the Agent the Security Interest in the Grantor's interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                     (b) Filing. Fully executed Uniform Commercial Code financing statements containing a description of the Collateral shall have been, or shall be delivered to the Agent in a form such that they can be, filed of record in every govern mental, municipal or other office in every jurisdiction in which any portion of the Collateral is located necessary to publish notice of and protect the validity of and to establish a valid, legal and perfected security interest in favor of the Agent in respect of the Collateral, excluding goods in transit and other goods temporarily not in the possession of the Grantor (such as goods in transfer depots), in which a security interest may be perfected by filing under the Uniform Commercial Code in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of Uniform Commercial Code continuation statements.

                     (c) Validity of Security Interest. The Security Interest constitutes a valid and legal security interest in all of the Collateral for payment and performance of the Secured Obligations, except as otherwise permitted under the Credit Agreement and, upon filing of the Uniform Commercial Code financing statements, will constitute a perfected security interest with respect to that portion of the Collateral for which perfection may be accomplished by filing a financing statement under the Uniform Commercial Code.

                     (d) Information Regarding Names. It has disclosed in writing to the Agent any trade names used to identify it in its business or in the ownership of its properties.

                     (e) Absence of Other Liens. The Collateral is owned by it free and clear of any Lien of any nature whatsoever, except as granted pursuant to this Agreement and as permitted by the Credit Agreement, and, except as provided by paragraph (b) of this Section 6, no financing statement has been filed, under the Uni form Commercial Code as in effect in any state or otherwise, covering any Collateral except as indicated on Schedule 7.01 to the Credit Agreement.

                     (f) Survival of Representations and Warranties. All representations and warranties of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 28.

                  7. Records of Collateral. The Grantor agrees at all times to keep or cause to be kept in all material respects accurate and complete accounting records with respect to the Collateral, including, but not limited to, a record of all payments and proceeds received. In addition, the Grantor will provide the Agent with such further schedules and/or information respecting the Collateral as the Agent may reasonably request in writing.

                  8. Intentionally Omitted.

                  9. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Agent in such Collateral, and the priority thereof (subject to limitations on priority which resulted from the Agent's gross negligence or willful misconduct), against any adverse Lien of any nature whatsoever except for Liens permitted pursuant to Section 7.01 of the Credit Agreement, and except that Grantor shall have no obligation to perfect a lien on vehicles unless and until a Default shall have occurred.

                  10. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform in all material respects all the conditions and obligations to be observed and performed by it under each contract, agreement, interest or obligation relating to the Collateral, all in accordance with the terms and conditions thereof, and shall indemnify and hold harmless the Agent and the Lenders from any and all such liabilities.

                  11. Use and Disposition of Collateral. Except as permitted by the Credit Agreement, the Grantor shall not make or permit to be made any assignment, pledge or hypothecation of the Collateral, or grant any security interest in the Collateral except for the Security Interest. The Grantor shall not make or permit to be made any transfer of any Collateral, except Inventory in the ordinary course of business and disposition of vehicles in the ordinary course of business and as otherwise permitted by the Credit Agreement, and the Grantor shall remain at all times in possession of the Collateral other than transfers to the Agent pursuant to the provisions hereof and as otherwise provided in this Agreement or the Credit Agreement.

                  12. Limitation on Modifications of Accounts Receivable. Except as permitted by Section 7.11 of the Credit Agreement, the Grantor will not, without the Agent's prior written consent (which consent (prior to the occurrence and continuance of an Event of Default) will not be unreasonably withheld or delayed), grant any extension of the time of payment of any of its Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

                  13. Collections. The Agent shall have the right, as the true and lawful agent of the Grantor, with power of substitution for the Grantors and in the Grantor's name, the Agent's name or otherwise, for the use and benefit of the Agent and the Lenders, (i) to endorse the Grantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession for deposit or collection in Grantor's accounts with the Agent; (ii) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral, drafts against Customers, assignments and verifications of Accounts Receivable and notices to Customers that may come into its possession;
(iii) to send verifications based on a form acceptable to both Grantor and Agent of Accounts Receivable to any Customer; and (iv) upon the occurrence and during the continuance of an Event of Default, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences or instruments of payment relating to the Collateral or any part thereof, and the Grantor hereby waives notice of presentment, protest and non-payment of any instrument so endorsed, (B) to demand, collect, receive payment of, give receipt for, extend the time of payment of and give discharges and releases of all or any of the Collateral and/or release the Obligor thereon,
(C) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (D) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Collateral, (E) to notify, or to require the Grantor to notify, the account debtors obligated on any or all of the Accounts Receivable to make payment thereof directly to the Agent, (F) to notify the Postal Service authorities to change the address for delivery of mail addressed to the Grantor to such address as the Agent may designate, (G) to accept the return of goods represented by any of the Accounts Receivable, and (H) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or any Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or such Lender or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or any Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Agent or any Lender in the absence of the gross negligence or willful misconduct of the Agent or such Lender. It is understood and agreed that the appointment of the Agent as the agent of the Grantor for the purposes set forth above in this Section 13 is coupled with an interest and is irrevocable. The provisions of this Section 13 shall in no event relieve the Grantor of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Agent or any Lender to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Lender of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

                  14. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of

Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any or all of the following actions at the same or different times: with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass (except for actual damage caused by the Agent's gross negligence or willful misconduct) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under, and subject to its obligations contained in, the Uniform Commercial Code as in effect in any state or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Agent shall have the right, subject to applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Agent shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the NYUCC) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. Any such sale shall be conducted and conform to the standards of commercial reasonableness as provided in Section 9-504(3) of the NYUCC to the extent such section is applicable to such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 14, the Agent may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Agent may make payment on account thereof by using any claim then due and payable to the Agent or any Lender from the Grantor as a credit against the purchase price, and the Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwith standing the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full and/or the Total Commitment shall have been terminated. To the extent permitted by applicable law, the Grantor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  15. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                     FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                     SECOND, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to
Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                     THIRD, to the Agent to be held as cash collateral to the extent of the undrawn amounts, if any, of outstanding Letters of Credit;

                     FOURTH, to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

                     FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                     SIXTH, to the Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

Upon any sale of the Collateral by the Agent (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

                  16. Locations of Collateral; Place of Business. The Grantor hereby represents and warrants that all the Collateral is located at the locations listed on Schedule I hereto and that its federal employer identification number is as set forth on said Schedule. The Grantor agrees not to establish, or permit to be established, any other location for Collateral unless all filings under the Uniform Commercial Code as in effect in any state or otherwise which are required by this Agreement or the Credit Agreement to be made with respect to the Collateral have been made and the Agent has a valid, legal and perfected first priority security interest in the Collateral.

                     (a) The Grantor confirms that its chief executive office is located as indicated on Schedule I hereto. The Grantor agrees not to change, or permit to be changed, the location of its chief executive office unless all filings under the Uniform Commercial Code or otherwise which are required by this Agreement or the Credit Agreement to be made have been made and the Agent has a valid, legal and perfected first priority security interest.

                  17. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement with respect to any of the Secured Obligations (other than as resulting from the Agent's gross negligence or willful misconduct), (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document,
(iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Grantor, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

                  18. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  19. Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Agent the attorney-in-fact of the Grantor, which appointment shall be effective upon the occurrence and continuance of an Event of Default, solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

                  20. Agent's Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the custody or preservation of (in each case upon the occurrence and during the continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith or (ii) the exercise or enforcement of any of the rights of the Agent hereunder in accordance herewith. In addition, the Grantor indemnifies and holds the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                  21. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement, and except that the Agent may not assign its rights hereunder except in connection with a resignation of the Agent and appointment of a substitute Agent in the manner permitted by the Credit Agreement.

                  22. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  23. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                  24. Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Credit Agreement shall control. Nothing herein shall require the Grantor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

                  25. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

                  26. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  27. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Agent.

                  28. Termination. This Agreement and the Security Interest shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement and (c) the Agent shall have no further obligation to issue any Letters of Credit, at which time the Agent shall (i) return to the Grantor any Collateral in the Agent's possession free and clear of any Liens created in favor of the Agent and (ii) execute and deliver to the Grantor all Uniform Commercial Code termination statements and similar documents (in form and substance reasonably satisfactory to the Grantor) which the Grantor shall reasonably request in order to evidence and effect such termination; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.


                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.



                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By: _________________________________________
                                       Richard A. Bernstein, its Managing Member



                                   THE CHASE MANHATTAN BANK, as Agent


                                   By: _________________________________________
                                       Name:
                                       Title:


                     [Signature Page to Security Agreement]

                                                              SCHEDULE I to the
                                                              Security Agreement


              Federal Employer Identification Number of the Grantor
              -----------------------------------------------------


                                   51-0374244

                      Chief Executive Office of the Grantor
                      -------------------------------------


                             One Manischewitz Plaza
                             Jersey City, NJ 07302


                           Trade names of the Grantor
                           --------------------------


                             Horowitz Margareten
                             Goodman
                             Manischewitz

                             Locations of Collateral
                             -----------------------

                                                                                                                           Average
                                                                                                                           Monthly
               Warehouse                                      Address                               County              Inv. $ Value
               ---------                                      -------                               ------              ------------
Harris Storage                          P.O. Box 729 Millville, NJ                                Cumberland              $3,000,000
U.S. Cold Storage                       6983 NW 37th Street, Miami, FL                               Dade                    $25,000
Seaboard Warehouse Terminals            3455 NW 54th Street, Miami, FL                               Dade                    $55,000
T & T Freezer                           Northwest Blvd., Vineland, NJ                             Cumberland                $275,000
Accern Warehouse                        63-69 Hook Road, Bayonne, NJ                                Hudson                  $450,000
National Distribution - Kearny          1200 Harrison Ave., Kearny, NJ                              Hudson                  $500,000
National Distribution - Vineland        71 West Park Ave., Vineland, NJ                           Cumberland                $375,000
Safeway Freezer Storage                 97 North Mill Road, Vineland, NJ                          Cumberland                $150,000
Dependable Egg                          593 McDonald Ave., Brooklyn, NY 11218                       Kings                    $53,850
Joyce Foods Products                    Boumar Place, Elmwood Park, NJ 07407                        Bergen                  $205,000
Stauffer Biscuit                        Belmont & 6th Ave., York, PA 17405                          Berks                    $38,500
Field Container                         2300 Goddard Pkwy, Salisbury, MD 21801                     Wicomico                  $65,000
Carousel Foods                          535 Smith St., Farmingdale, NY 11735                       Suffolk                    $5,000
Standard Folding Cartons                85th St. & 24th Ave., Jackson Heights, NY                   Queens                   $47,000
                                        11370
Zerega & Sons Inc.                      20-01 Broadway, P.O. Box 241, Fair Lawn,                    Bergen                   $40,000
                                        NJ 07410
Christian Salvesen                      1 Enterprise Ave., Secaucus, NJ 07094                       Hudson                    $3,000

                                                                       EXHIBIT F

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as amended, modified or supplemented from time to time, the "Amended Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC ("Manischewitz" and, collectively with Millbrook, the "Borrowers"), the lenders named therein (collectively, the "Lenders"), The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "Agent"), and NationsBank, N.A., as co-agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date as set forth on the second page hereof, the interests set forth on the second page hereof (the "Assigned Interests") in the Assignor's rights and obligations under the Amended Credit Agreement, including, without limitation, the interests set forth on the second page hereof in the Revolving Credit Commitment and/or Term Loan Commitment of the Assignor on the Effective Date (as hereinafter defined) and/or the interests set forth on the second page hereof in the Revolving Credit Loans, Letters of Credit and/or Term Loan owing to the Assignor outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date and the amount, if any, set forth on the second page hereof of the fees accrued to the Effective Date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 11.03(d) of the Amended Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date, (i) the Assignee shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Amended Credit Agreement.

                  2. This Assignment and Acceptance is being delivered to the Agent together with (i) the Notes evidencing the Loans included in the Assigned Interests, (ii) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.16(f) of the Amended Credit Agreement, duly completed and executed by such Assignee, (iii) if the Assignee is not already a Lender under the Amended Credit Agreement, an Administrative Questionnaire in the form annexed hereto and (iv) a processing and recordation fee of $3,000.

                  3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
(may not be fewer than five Business
Days after the Date of Assignment):


                                                                                Percentage Assigned of
                                                                                Facility/Commitment (set
                                                                                forth, to at least four
                                                                                decimals, as a percentage of
                                                                                the Facility and the aggregate
                                                                                Commitments of all Lenders
Facility                            Principal Amount Assigned                   thereunder)
--------                            -------------------------                   -------------------------------

Term Loan Commitment
Assigned:                           $                                                                             %

Revolving Credit
Commitment Assigned:                $                                                                             %

Term Loan:

Revolving Credit Loans:

Participation in Letters
of Credit:

Fees Assigned (if any):


The terms set forth above are hereby             Accepted:
agreed to:

____________________, as Assignor                THE CHASE MANHATTAN BANK

By:____________________________                  By:____________________________
   Name:                                            Name:
   Title:                                           Title:

____________________, as Assignee                MILLBROOK DISTRIBUTION SERVICES
                                                 INC.

                                                 By:____________________________
                                                    Name:
                                                    Title:

                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By:___________________________________
                                      Richard A. Bernstein, its Managing Member

                          Administrative Questionnaire

                      Millbrook Distribution Services Inc.
                        The B. Manischewitz Company, LLC

              $99,510,000 Term Loan and Revolving Credit Agreement


NOTE TO PARTICIPANTS:                   PLEASE FORWARD THIS COMPLETED FORM AS
                                        SOON AS POSSIBLE TO THE CHASE MANHATTAN
                                        BANK, VIA TELECOPIER TO (212) ________.

                                        PLEASE TYPE ALL INFORMATION.

AGENT:                                  The Chase Manhattan Bank
                                        600 Fifth Avenue
                                        New York, New York 10020

CONTACTS:                                                (212) ________            Syndications
--------

                                                         (212) ________            Structured
                                                                                   Finance

OPERATIONAL CONTACT:                                     (212) ________
-------------------

TELECOPIER:                                              (212) ________
----------

Full Legal Name of Your
 Institution:                               ________________________________________________

Exact Name of Signing Officer:              ________________________________________________

Title of Signing Officer:                   ________________________________________________

Business Address for Delivery of
 Execution Copies of Credit
 Agreement.  (Please do not use
 P.O. box address; hand deliveries
 cannot be made.):                          ________________________________________________

                                            ________________________________________________

Signing Officer's Phone No.:                ________________________________________________

Alternate Officer Contact:                  ________________________________________________

Alternate Officer's Phone No.:  ________________________________________________


                           PRIMARY CONTACT INFORMATION


These contacts are for critical notification (drawdowns, repayments, rate setting, etc.)

Institution's Name:             ________________________________________________

Address:                        ________________________________________________

Primary Contact:                ________________________________________________

Title and Department:           ________________________________________________

Phone Number:                   ________________________________________________

Primary Telecopier:             ________________________________________________

Alternate Telecopier:           ________________________________________________


                          ALTERNATE CONTACT INFORMATION


Alternate Contact:              ________________________________________________

Title and Department:           ________________________________________________

Phone Number:                   ________________________________________________

Primary Telecopier:             ________________________________________________

Alternate Telecopier:           ________________________________________________


                         GENERAL OPERATIONAL INFORMATION


Wire Instructions to Your       Bank Name:  ____________________________________
 Institution:                   Dept.:      ____________________________________
                                ABA #:      ____________________________________
                                A/C #:      ____________________________________
                                Attn:       ____________________________________
                                Ref:        ____________________________________

Telex Information:              Contact Name:  _________________________________
                                Number:        _________________________________
                                Answerback:    _________________________________

If any changes are made to the above information, please notify by telecopier to _______________ at (212) ________.

Movement of Funds:      To us:   Wire Fed Funds to:

                                 The Chase Manhattan Bank
                                 ______________________
                                 ______________________
                                 New York, New York
                                 Attn:  _______________
                                 Reference: Millbrook Distribution Services Inc.
                                            The B. Manischewitz Company, LLC

                                                                       EXHIBIT G

                        SECURITY AGREEMENT AND MORTGAGE -
                             PATENTS AND TRADEMARKS


                  AGREEMENT made this 31st day of March, 1997 (this "Agreement") by and between MILLBROOK DISTRIBUTION SERVICES INC., an Indiana corporation ("Debtor") having an office at P.O. Box 35 - Route 56, Huntoon Memorial Highway, Leicester, Massachusetts 01524, and THE CHASE MANHATTAN BANK, a New York banking corporation having an office at 633 Third Avenue, New York, New York 10017, as agent (referred to herein as the "Secured Party") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Debtor, the Lenders, the Secured Party and NationsBank, N.A., as co-agent (the "Co-Agent") (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, if applicable.

                  A. Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof.

                  B. Debtor is the owner and holder of the patents listed on Schedule B hereto.

                  C. The Secured Party, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Debtor pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Secured Party to issue Letters of Credit under the Credit Agreement and of any Lender to extend financial accommodations under the Rate Agreements, if applicable, is conditioned on the execution and delivery by the Debtor of a security agreement in the form hereof to secure the following (the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) all obligations to a Lender, if any, at any time and from time to time under the Rate Agreements, (b) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Debtor, would accrue on such obligations, whether or not a claim is allowed against the Debtor for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (c) Indebtedness at any time and from time to time under the Letters of Credit, (d) all obligations of the Debtor at any time and from time to time under this security agreement and
(e) all other obligations of the Debtor at any time and from time to time under the Credit Agreement and the other Loan Documents).

                  NOW, THEREFORE, IT IS AGREED that, as security for the full and prompt payment and performance of the Secured Obligations, Debtor does hereby mortgage to and pledge with the Secured Party for its own benefit and the benefit of the Lenders, and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, and each of the registrations described in Schedule A; (ii) each of the Patents (as hereinafter defined) and each of the registrations listed on Schedule B hereto; (iii) the right (but not the obligation) to register claims under any state or federal law or regulation or any law or regulation of any foreign country and to apply for, renew and extend the Trademarks or Patents;
(iv) the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Debtor or in the name of the Secured Party or otherwise for past, present and future infringements of the Trademarks or Patents and all rights (but not obligations) corresponding thereto in the United States and any foreign country; and (v) any and all proceeds of the foregoing (collectively, the "Collateral").

                  1. Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

                     "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and
(ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and all licenses thereof.

                     "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and
(ii) all reissues, extensions or renewals thereof and all licenses thereof.

                  2. Debtor hereby represents, warrants, covenants and agrees as follows:

                  (a) Debtor has the sole, full and clear title to the registered U.S. Trademarks set forth on Schedule A annexed hereto and such registrations are valid and subsisting and in full force and effect.

                  (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, reasonably requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's security interest in the Collateral and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

                  (c) Debtor (either itself or through licensees) will maintain the Trademarks in full force free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (d) Debtor is the sole registered owner of each of the Patents shown on Schedule B hereto and the registrations thereof are valid and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Secured Party, upon prior written notice by Debtor, shall consent, Debtor will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated unless such abandonment or declaration would not have a Material Adverse Affect and in any event shall notify the Secured Party immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

                  (e) The Debtor shall be obligated to, upon demand, pay to the Secured Party the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Secured Party may incur in connection with (i) the custody or preservation of (after the occurrence and continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder in accordance herewith. In addition, the Debtor indemnifies and holds the Secured Party and the Lenders harmless from and against any and all liability incurred by the Secured Party or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Secured Party or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                  (f) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, unless Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon the written request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby appoints the Secured Party its attorney-in-fact, which appointment shall be effective upon the occurrence and continuance of an Event of Default, to execute and file all such writings for the foregoing purposes, all reasonable acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

                  (g) Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Secured Party and as permitted in the Credit Agreement, and to the best knowledge of Debtor none of the Collateral is subject to any claim.

                  (h) Except to the extent that Secured Party, upon prior written notice from Debtor, shall consent, and except as set forth in the Credit Agreement, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein or in the Credit Agreement.

                  (i) As of the date hereof neither Debtor nor any subsidiary thereof owns any Patents or Trademarks or has any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, other than those described in Schedules A and B hereto.

                  (j) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

                  (k) Debtor assumes all responsibility and liability arising from the use of the Trademarks, and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product promoted, distributed or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor agrees that Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Debtor, and Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

                  (l) Subject to Debtor's right to contest as provided in the Credit Agreement, Secured Party may, in its sole discretion, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, defend, protect, maintain, record or enforce Debtor's obligations contained herein, the Secured Obligations, the Collateral, or the right, title and interest granted Secured Party herein. In the event Secured Party makes a payment pursuant to this subparagraph, such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand , and if not paid, shall constitute an Alternate Base Rate Loan.

                  (m) Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify Secured Party of such use and, if requested by Secured Party, shall join with Secured Party, at its expense, in such action as Secured Party, in its reasonable discretion may deem advisable for the protection of Secured Party's interest in and to such Trademarks (except to the extent abandonment of such Trademark may be permitted under Paragraph 2(c) and 2(d)).

                  (n) All licenses of its Trademarks and Patents which Debtor has granted to third parties are set forth in Schedule C hereto.

                  (o) This Agreement assigns and, when this Agreement has been filed and recorded with the United States Patent and Trademark Office and financing statements describing the Collateral have been filed with the filing offices set forth on Schedule D hereto, this Agreement will create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

                  (p) If Debtor shall obtain rights to any new Trademarks or Patents, the provisions of this Agreement shall automatically apply thereto. Debtor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Patents acquired by Debtor after the date hereof and of any registrations issued or applications for registration made after the date hereof. Concurrently with the filing of an application for registration for any Trademarks or Patents, Debtor shall execute, deliver and record in all places where this Agreement is recorded an appropriate agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance reasonably satisfactory to the Secured Party, pursuant to which Debtor shall assign and grant a security interest to the extent of its interest in such registration as provided herein to the Secured Party.

                  3. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) subject to any existing license of the Trademarks and Patents which Debtor has granted to third parties and which is set forth in Schedule C hereto, the Secured Party may, at any time and from time to time, upon 10 days' prior notice to Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (b) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement, except for damages caused by Secured Party's gross negligence or willful misconduct; (c) the Secured Party may, at any time and from time to time, upon 10 days' prior written notice to Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem reasonably appropriate or proper, and provided that such assignment, sale or disposition conforms to the standards of commercial reasonableness as provided in the Uniform Commercial Code to the extent applicable thereto; (d) with respect to any Patents or Trademarks that are the subject of any action taken pursuant to this Section 3, Debtor shall not make any further use of such Patents or Trademarks or any mark similar thereto for any purpose; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(c) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and out-of-pocket expenses thereof, including, without limitation, reasonable attorneys' fees and all other expenses which may be reasonably incurred by the Secured Party, and then to the Secured Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time.

                  The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

                  FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the Secured Party to reimburse the Secured Party for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to
Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                  THIRD, to the Secured Party to be held as cash collateral to the extent of the undrawn amount, if any, or outstanding Letters of Credit;

                  FOURTH, pro rata to the payment in full of (i) principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement) and (ii) all unpaid monetary obligations of the Debtor to any Lender under a Rate Agreement, if applicable;

                  FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                  SIXTH, to the Debtor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

                  5. All rights of the Secured Party hereunder, the security interest granted to the Secured Party hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement with respect to any of the Secured Obligations other than as resulting from the Agent's gross negligence or willful misconduct,
(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Debtor, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

                  6. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  7. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement. The Agent may not assign its rights hereunder, except in connection with a resignation of the Agent and the appointment of a substitute Agent in the manner permitted by the Credit Agreement.

                  8. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  9. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                  10. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Credit Agreement shall control. Nothing herein shall require the Debtor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

                  11. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

                  12. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  13. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Debtor shall have been delivered to the Secured Party.

                  14. This Agreement and the security interest granted hereunder shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, (c) the Secured Party shall have no further obligation to issue any Letters of Credit, and (d) the Lenders (or any of them) have no further obligation to extend financial accommodations under the Rate Agreements, if applicable, at which time the Secured Party shall execute and deliver to the Debtor all Uniform Commercial Code termination statements, terminations of assignment and similar documents (in form and substance reasonably satisfactory to the Debtor) which the Debtor shall reasonably request to evidence such termination and release the security interest granted hereunder free and clear of any Liens created in favor of the Agent; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

                  IN WITNESS WHEREOF, Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            MILLBROOK DISTRIBUTION SERVICES INC.


                                            By: ________________________________
                                                Name:
                                                Title:


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By: ________________________________
                                                Name:
                                                Title:

                        Schedule A to Security Agreement
                        --------------------------------

                                   TRADEMARKS
                                   ----------


                                  APPLICATIONS
                                  ------------

---------------------------------------------------------------------------------------------
Trademark                                          Filing Date                  Serial Number
---------                                          -----------                  -------------
MILLBROOK RETAIL SOLUTIONS                         October 7, 1996              75/177,885
& Design
---------------------------------------------------------------------------------------------


                               FEDERAL TRADEMARKS
                               ------------------

------------------------------------------------------------------------------------------------------
Trademark                                          Registration Date               Registration Number
---------                                          -----------------               -------------------
CARRIAGE TRADE                                     November 26, 1963               760,818
HAND HANDLER                                       January 27, 1987                1,426,619
CANINE FAIR                                        April 7, 1987                   1,435,562
FELINE FAIR                                        April 7, 1987                   1,435,563
VALU STAR                                          July 4, 1989                    1,546,008
EDUCATOR                                           May 8,1990                      1,595,624
BRIGHT IDEA                                        September 3, 1991               1,655,219
EDUCATOR & Des                                     December 17, 1991               1,668,703
BEER CHASERS                                       September 15,1992               1,716,233
SPACE SMART                                        September 7, 1993               1,791,801
MILLBROOK MERCHANDISING                            December 24, 1996               2,025,274
FOR EXCELLENCE & Design
------------------------------------------------------------------------------------------------------

                               STATE REGISTRATIONS
                               -------------------

-----------------------------------------------------------------------------------------------------------
Trademark                          State                    Registration Date           Registration Number
---------                          -----                    -----------------           -------------------
EDUCATOR                           Massachusetts            October 15, 1975            26,516/51,790
BEER CHASERS                       Massachusetts            October 15, 1975            26,515/51,791
DUFFY'S DISCOUNT                   Massachusetts            January 2, 1996             52,097
-----------------------------------------------------------------------------------------------------------


                             UNREGISTERED TRADEMARKS
                             -----------------------


                                   COMMON LAW

                                   ------------
                                    Trademark
                                    ---------
                                   RIGHTSOURCE
                                   HI-Z
                                   ------------


                                   TRADENAMES
                                   ----------

----------------------------------------------------------------------------------------
Type                       Name                                 Place
----                       ----                                 -----
Assumed Name               DUFFY'S CLOSE OUT                    Johnson County, Arkansas
----------------------------------------------------------------------------------------

                        Schedule B to Security Agreement
                        --------------------------------

                                     PATENTS
                                     -------


                 Title                               Date Issued                              Patent No.
                 -----                               -----------                              ----------



                        Schedule C to Security Agreement
                        --------------------------------

                                    LICENSES
                                    --------

                        Schedule D to Security Agreement
                        --------------------------------

                                 FILING OFFICES
                                 --------------

                                                                 Exhibit 1 to
                                                              Security Agreement


                             ASSIGNMENT FOR SECURITY
                             -----------------------

                                    (PATENTS)
                                    ---------


                  WHEREAS, Millbrook Distribution Services Inc., an Indiana corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                  WHEREAS, Assignor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the Lenders, the Assignee and NationsBank, N.A., as co-agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, if applicable, and Assignor has entered into a Security Agreement and Mortgage-Patents and Trademarks dated the date hereof (the "Agreement") in favor of Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, con tinuation-in-part or extension thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 633 Third Avenue, New York, New York 10017.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of March, 1997.

                                            MILLBROOK DISTRIBUTION SERVICES INC.


                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

                     SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY
                     ---------------------------------------

                                     PATENTS
                                     -------



                 Title                               Date Issued                              Patent No.
                 -----                               -----------                              ----------




                                                                 Exhibit 2 to
                                                              Security Agreement


                             ASSIGNMENT FOR SECURITY
                             -----------------------

                                  (TRADEMARKS)
                                  ------------


                  WHEREAS, Millbrook Distribution Services Inc., an Indiana corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                  WHEREAS, Assignor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the Lender, the Assignee and NationsBank, N.A., as Co-Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, if applicable, and Assignor has entered into a Security Agreement and Mortgage-Patents and Trademarks dated the date hereof (the "Agreement") in favor of Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in the Collat eral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 633 Third Avenue, New York, New York 10017.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of March, 1997.


                                            MILLBROOK DISTRIBUTION SERVICES INC.


                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

                     SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY
                     ---------------------------------------


                                   TRADEMARKS
                                   ----------


                                  APPLICATIONS
                                  ------------

               Trademark                             Filing Date                          Serial No.
               ---------                             -----------                          ----------
MILLWOOD RETAIL                                   October 7, 1996                         75/177,885
SOLUTIONS & design



                               FEDERAL TRADEMARKS
                               ------------------

---------------------------------------------------------------------------------------------------------------
Trademark                                               Registration Date                   Registration Number
---------                                               -----------------                   -------------------
CARRIAGE TRADE                                          November 26, 1963                       760,818
HAND HANDLER                                            January 27, 1987                        1,426,619
CANINE FAIR                                             April 7, 1987                           1,435,562
FELINE FAIR                                             April 7, 1987                           1,435,563
VALU STAR                                               July 4, 1989                            1,546,008
EDUCATOR                                                May 8, 1990                             1,595,624
BRIGHT IDEA                                             September 3, 1991                       1,655,219
EDUCATOR & Des                                          December 17, 1991                       1,668,703
BEER CHASERS                                            September 15, 1992                      1,716,233
SPACE SMART                                             September 7, 1993                       1,791,801
MILLBROOK MERCHANDISING                                 December 24, 1996                       2,025,274
FOR EXCELLENCE & Design
---------------------------------------------------------------------------------------------------------------

                                                                 Exhibit 3 to
                                                              Security Agreement


                            SPECIAL POWER OF ATTORNEY
                            -------------------------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


                  KNOW ALL MEN BY THESE PRESENTS, THAT Millbrook Distribution Services Inc., an Indiana corporation with its principal office at P.O. Box 35, Route 56, Huntoon Memorial Highway, Leicester, Massachusetts 01524 (hereinafter called "Assignor") hereby appoints and constitutes The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the Lenders, the Assignee and NationsBank, N.A., as Co-Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and party to the Rate Agreements, if applicable, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

                           1. For the purpose of assigning, selling, licensing
                  or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or reasonably advisable to effect such purpose;

                           2. For the purpose of assigning, selling, licensing
                  or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or reasonably advisable to effect such purpose;

                           3. To execute any and all documents, statements,
                  certificates or other papers necessary or reasonably advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

                  This power of attorney is made pursuant to a Security Agreement and Mortgage - Patents and Trademarks, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of paragraphs 3(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement and Mortgage.

Dated: __________, 1997


                                            MILLBROOK DISTRIBUTION SERVICES INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


                  On this _____ day of ___________, 1997, before me personally appeared ___________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________
and that he is ________________________ of Millbrook Distribution Services Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.


                                            ____________________________________
                                                        Notary Public

                                                                     EXHIBIT G-1

                        SECURITY AGREEMENT AND MORTGAGE -
                             PATENTS AND TRADEMARKS


                  AGREEMENT made as of this 1st day of May, 1998 (this "Agreement") by and between THE B. MANISCHEWITZ COMPANY, LLC, a Delaware limited liability company ("Debtor") having an office at One Manischewitz Plaza, Jersey City, NJ 07302, and THE CHASE MANHATTAN BANK, a New York banking corporation having an office at 600 Fifth Avenue, New York, New York 10020, as agent (referred to herein as the "Secured Party") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among the Debtor, Millbrook Distribution Services Inc., the Lenders, the Secured Party and NationsBank, N.A., as co-agent (the "Co-Agent") (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit.

                  A. Debtor has adopted the terms and designs described in Schedule A annexed hereto and made a part hereof.

                  B. Debtor is the owner and holder of the patents listed on Schedule B hereto.

                  C. The Secured Party, the Co-Agent and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Debtor pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Secured Party to issue Letters of Credit under the Credit Agreement is conditioned on the execution and delivery by the Debtor of a security agreement in the form hereof to secure the following (the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Debtor, would accrue on such obligations, whether or not a claim is allowed against the Debtor for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all obligations of the Debtor at any time and from time to time under this security agreement and (d) all other obligations of the Debtor at any time and from time to time under the Credit Agreement and the other Loan Documents).


                  NOW, THEREFORE, IT IS AGREED that, as security for the full and prompt payment and performance of the Secured Obligations, Debtor does hereby mortgage to and pledge with the Secured Party for its own benefit and the benefit of the

Lenders, and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, and each of the registrations described in Schedule A; (ii) each of the Patents (as hereinafter defined) and each of the registrations listed on Schedule B hereto; (iii) the right (but not the obligation) to register claims under any state or federal law or regulation or any law or regulation of any foreign country and to apply for, renew and extend the Trademarks or Patents, (iv) the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Debtor or in the name of the Secured Party or otherwise for past, present and future infringements of the Trademarks or Patents and all rights (but not obligations) corresponding thereto in the United States and any foreign country; and (v) any and all proceeds of the foregoing (collectively, the "Collateral").

                  1. Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

                           "Patents" shall mean (i) all letters patent of the
United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and (ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and all licenses thereof.

                           "Trademarks" shall mean (i) all trademarks, trade
names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and
(ii) all reissues, extensions or renewals thereof and all licenses thereof.

                  2. Debtor hereby represents, warrants, covenants and agrees as follows:

                  (a) Debtor has the sole, full and clear title to the registered U.S. Trademarks set forth on Schedule A annexed hereto and such registrations are valid and subsisting and in full force and effect.

                  (b) Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, reasonably requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's security interest in the Collateral and Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party.

                  (c) Debtor (either itself or through licensees) will maintain the Trademarks in full force free from any claim of abandonment for nonuse and Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (d) Debtor is the sole registered owner of each of the Patents shown on Schedule B hereto and the registrations thereof are valid and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Secured Party, upon prior written notice by Debtor, shall consent, Debtor will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated unless such abandonment or declaration would not have a Material Adverse Affect and in any event shall notify the Secured Party immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

                  (e) The Debtor shall be obligated to, upon demand, pay to the Secured Party the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Secured Party may incur in connection with (i) the custody or preservation of (after the occurrence and continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder in accordance herewith. In addition, the Debtor indemnifies and holds the Secured Party and the Lenders harmless from and against any and all liability incurred by the Secured Party or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Secured Party or the Lenders, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                 (f) In no event shall Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, unless Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon the written request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of Debtor relating thereto or represented thereby, and Debtor hereby appoints the Secured Party its attorney-in-fact, which appointment shall be effective upon the occurrence and continuance of an Event of Default, to execute and file all such writings for the foregoing purposes, all reasonable acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

                  (g) Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Secured Party and as permitted in the Credit Agreement, and to the best knowledge of Debtor none of the Collateral is subject to any claim.

                  (h) Except as set forth in Section 7.05(z) of the Credit Agreement, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein or in the Credit Agreement.

                  (i) As of the date hereof neither Debtor nor any subsidiary thereof owns any Patents, Trademarks or Copyrights or has any Patents, Trademarks or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, other than those described in Schedules A and B hereto.

                  (j) Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c), 2(d) and 2(e) hereof).

                  (k) Debtor assumes all responsibility and liability arising from the use of the Trademarks, and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product promoted, distributed or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor agrees that Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Debtor, and Debtor hereby agrees to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto.

                  (l) Subject to Debtor's right to contest as provided in the Credit Agreement, Secured Party may, in its sole discretion, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, defend, protect, maintain, record or enforce Debtor's obligations contained herein, the Secured Obligations, the Collateral, or the right, title and interest granted Secured Party herein. In the event Secured Party makes a payment pursuant to this subparagraph, such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand, and if not paid, shall constitute an Alternate Base Rate Loan.

                  (m) Debtor agrees that if it, or any affiliate or subsidiary thereof, learns of any use by any person of any term or design likely to cause confusion with any Trademark, it shall promptly notify Secured Party of such use and, if requested by Secured Party, shall join with Secured Party, at its expense, in such action as Secured Party, in its reasonable discretion may deem advisable for the protection of Secured Party's interest in and to such Trademarks (except to the extent abandonment of such Trademark may be permitted under Paragraph 2(c) and 2(d)).

                  (n) All licenses of its Trademarks and Patents which Debtor has granted to third parties are set forth in Schedule C hereto.

                  (o) This Agreement assigns and, when this Agreement has been filed and recorded with the United States Patent and Trademark Office and financing statements describing the Collateral have been filed with the filing offices set forth on Schedule D hereto, this Agreement will create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

                  (p) If Debtor shall obtain rights to any new Trademarks, Patents or Copyrights, the provisions of this Agreement shall automatically apply thereto. Debtor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Patents acquired by Debtor after the date hereof and of any registrations issued or applications for registration made after the date hereof. Concurrently with the filing of an application for registration for any Trademarks or Patents, Debtor shall execute, deliver and record in all places where this Agreement is recorded an appropriate agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance reasonably satisfactory to the Secured Party, pursuant to which Debtor shall assign and grant a security interest to the extent of its interest in such registration as provided herein to the Secured Party.

                  3. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Debtor, the Secured Party shall have the following rights and remedies: (a) subject to any existing license of the Trademarks or Patents which Debtor has granted to third parties and which is set forth in Schedule C hereto, the Secured Party may, at any time and from time to time, upon 10 days' prior notice to Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; (b) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement, except for damages caused by Secured Party's gross negligence or willful misconduct; (c) the Secured Party may, at any time and from time to time, upon 10 days' prior written notice to Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem reasonably appropriate or proper, and provided that such assignment, sale or disposition conforms to the standards of commercial reasonableness as provided in the Uniform Commercial Code to the extent applicable thereto; (d) with respect to any Patents or Trademarks that are the subject of any action taken pursuant to this Section 3, Debtor shall not make any further use of such Patents or Trademarks or any mark similar thereto for any purpose; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(c) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as herein above provided of an Event of Default), execute and deliver on behalf of Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and out-of-pocket expenses thereof, including, without limitation, reasonable attorneys' fees and all other expenses which may be reasonably incurred by the Secured Party, and then to the Secured Obligations, in such order as to principal or interest as the Secured Party may desire; and Debtor shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time.

                  The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

                  FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the Secured Party to reimburse the Secured Party for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to
Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                  THIRD, to the Secured Party to be held as cash collateral to the extent of the undrawn amount, if any, or outstanding Letters of Credit;

                  FOURTH, to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

                  FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                  SIXTH, to the Debtor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  4. Concurrently with the execution and delivery hereof, Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraph 2(d) hereof and Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

                  5. All rights of the Secured Party hereunder, the security interest granted to the Secured Party hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement with respect to any of the Secured Obligations other than as resulting from the Agent's gross negligence or willful misconduct,
(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document, (iii) any exchange, release or nonperfection of any other Collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Debtor, any of the Guarantors or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

                  6. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  7. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement. The Agent may not assign its rights hereunder, except in connection with a resignation of the Agent and the appointment of a substitute Agent in the manner permitted by the Credit Agreement.

                  8. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  9. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                  10. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Agreement, or with respect to any payment provisions which could be construed as requiring duplicative payments, the terms and provisions of the Credit Agreement shall control. Nothing herein shall require the Debtor to make a duplicate payment if the payment is otherwise provided for in any other Loan Document.

                  11. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

                  12. Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  13. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Debtor shall have been delivered to the Secured Party.

                  14. This Agreement and the security interest granted hereunder shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Secured Party shall have no further obligation to issue any Letters of Credit, at which time the Secured Party shall execute and deliver to the Debtor all Uniform Commercial Code termination statements, terminations of assignment and similar documents (in form and substance reasonably satisfactory to the Debtor) which the Debtor shall reasonably request to evidence such termination and release the security interest granted hereunder free and clear of any Liens created in favor of the Agent; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By: _________________________________________
                                       Richard A. Bernstein, its Managing Member



                                   THE CHASE MANHATTAN BANK, as Agent



                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


  [Signature Page to Security Agreement and Mortgage - Patents and Trademarks]

                        Schedule A to Security Agreement
                        --------------------------------

                                   TRADEMARKS
                                   ----------


                                  APPLICATIONS
                                  ------------

================================================================================
     Trademark              Filing Date                  Serial Number
================================================================================



================================================================================


                               FEDERAL TRADEMARKS
                               ------------------

================================================================================
     Trademark              Registration Date            Registration Number
================================================================================















================================================================================

                               STATE REGISTRATIONS
                               -------------------

================================================================================
  Trademark       State        Registration Date         Registration Number
================================================================================



================================================================================


                             UNREGISTERED TRADEMARKS
                             -----------------------



                                   COMMON LAW

                                 ===============

                                 ===============

                                 ===============


                                   TRADENAMES


================================================================================
          Type                    Name                        Place
================================================================================



================================================================================

                        Schedule B to Security Agreement
                        --------------------------------

                                     PATENTS
                                     -------



     Title                      Date Issued                    Patent No.
     -----                      -----------                    ----------


                                      None.

                        Schedule C to Security Agreement
                        --------------------------------

                                    LICENSES
                                    --------



         1. License Agreement dated January 22, 1981 between Frank's Beverages and Manischewitz, as amended on February 20, 1990.

         2. Agreement dated January 23, 1962 between Manischewitz and Bakers Franchise Corporation, as assigned to Franchise Brands, Inc., as amended by letters dated July 11, 1963, December 5, 1963, June 9, 1965, December 14, 1966, January 9, 1967, August 13, 1969, July 24, 1972 and June 27, 1978.

         3. Agreement dated December 9, 1986 with the Union of Orthodox Jewish Congregation of America (unexecuted).

         4. Agreement dated October 23, 1986 between Manischewitz and Canandaigua Wine Company, Inc., as amended May 19, 1988.

         5. Agreement dated April 3, 1944 between Manischewitz Food Products, Inc., Max Manischewitz, Edith Manischewitz and Monarch Wine Company, Inc., as supplemented December 30, 1948.

         6. Agreement dated December 30, 1948 between Manischewitz and Monarch Wine Company, Inc., as supplemented December 2, 1953, January 12, 1962, August 12, 1963, November 27, 1964 and January 16, 1985.

         7. Consent and Assignment dated October 23, 1986 between Manischewitz, Canandaigua Wine Company, Inc. and Monarch Wine Company, Inc.

         8. Purchase, License and Sublicense Agreement dated May 30, 1980 among Goodman Matzoh Products, Inc., Joyce Food Products, Inc. and Manischewitz, as amended October 31, 1983 and March 20, 1990.

         9. Agreement dated January 8, 1992 between Manischewitz and Bartons.

         10. Agreement dated October 20, 1976 between Manischewitz and Block and Guggenheimer.

         11. Manufacturing Agreement dated as of January 25, 1993 between Manischewitz and Burns & Ricker Inc.

                        Schedule D to Security Agreement
                        --------------------------------

                                 FILING OFFICES
                                 --------------


                    United States Patent and Trademark Office

                                                                 Exhibit 1 to
                                                              Security Agreement


                             ASSIGNMENT FOR SECURITY
                             -----------------------

                                    (PATENTS)
                                     -------


                  WHEREAS, The B. Manischewitz Company, LLC, a Delaware limited liability company (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                  WHEREAS, Assignor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among the Assignor, Millbrook Distribution Services Inc., the Lenders, the Assignee and NationsBank, N.A., as co-agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and Assignor has entered into a Security Agreement and Mortgage-Patents, Trademarks and Copyrights dated the date hereof (the "Agreement") in favor of Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 600 Fifth Avenue, New York, New York 10020.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 1st day of May, 1998.

                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By:_________________________________________
                                      Richard A. Bernstein, its Managing Member

                     SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY
                     ---------------------------------------

                                     PATENTS
                                     -------




    Title                     Date Issued                   Patent No.
    -----                     -----------                   ----------

                                                                 Exhibit 2 to
                                                              Security Agreement



                             ASSIGNMENT FOR SECURITY
                             -----------------------

                                  (TRADEMARKS)
                                   ----------


                  WHEREAS, The B. Manischewitz Company, LLC, a Delaware limited liability company (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                  WHEREAS, Assignor is obligated to The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among the Assignor, Millbrook Distribution Services Inc., the Lender, the Assignee and NationsBank, N.A., as Co-Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit and Assignor has entered into a Security Agreement and Mortgage-Patents, Trademarks and Copyrights dated the date hereof (the "Agreement") in favor of Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in the Collat eral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 600 Fifth Avenue, New York, New York 10020.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 1st day of May, 1998.

                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By:_________________________________________
                                      Richard A. Bernstein, its Managing Member

                     SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY
                     ---------------------------------------


                                   TRADEMARKS
                                   ----------


                                  APPLICATIONS
                                  ------------


    Trademark                    Filing Date                   Serial No.
    ---------                    -----------                   ----------




                               FEDERAL TRADEMARKS
                               ------------------


================================================================================
Trademark                         Registration Date        Registration Number
================================================================================










================================================================================

                                                                 Exhibit 3 to
                                                              Security Agreement


                            SPECIAL POWER OF ATTORNEY
                            -------------------------

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                  KNOW ALL MEN BY THESE PRESENTS, THAT The B. Manischewitz Company, LLC, a Delaware limited liability company with its principal office at One Manischewitz Plaza, Jersey City, NJ 07302 (hereinafter called "Assignor") hereby appoints and constitutes The Chase Manhattan Bank, a New York banking corporation, as agent (referred to herein as the "Assignee") for the benefit of
(i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Amended and Restated Credit Agreement dated as of the date hereof, by and among the Assignor, Millbrook Distribution Services Inc., the Lenders, the Assignee and NationsBank, N.A., as Co-Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

                           1. For the purpose of assigning, selling, licensing
                  or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or reasonably advisable to effect such purpose;

                           2. For the purpose of assigning, selling, licensing
                  or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or reasonably advisable to effect such purpose; and

                           3. To execute any and all documents, sta tements,
                  certificates or other papers necessary or reasonably advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

                  This power of attorney is made pursuant to a Security Agreement and Mortgage - Patents and Trademarks, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of paragraphs 2(d) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement and Mortgage.

Dated: __________, 199_


                                   THE B. MANISCHEWITZ COMPANY, LLC



                                   By:_________________________________________
                                      Richard A. Bernstein, its Managing Member

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


                  On this _____ day of ____________, 1998, before me personally appeared _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________________________
and that he is _____________________ of The B. Manischewitz Company, LLC, the limited liability company described in and which executed the foregoing instrument; that he knows the seal of said limited liability company; that the seal affixed to said instrument is such company seal; that it was affixed pursuant to authority of the Board of Managers of said limited liability company, and that he signed his name thereto pursuant to such authority.



                                                ________________________________
                                                          Notary Public

                                                                       EXHIBIT H

                          SUBORDINATED PROMISSORY NOTE

$21,3000,000.00                                               As of May 1, 1998
                                                             New York, New York

         1.   Obligation.

         1.1. FOR VALUE RECEIVED, the undersigned, MILLBROOK DISTRIBUTION SERVICES INC,. a Delaware corporation (the "Payor"), having its executive office and principal place of business at P.O. Box 35 - Route 56, Huntoon Memorial Highway, Leicester, Massachusetts 01524, hereby promises to pay to R.A.B. ENTERPRISES, INC., a Delaware corporation (together with its successors and assigns, the "Payee"), at its office at 444 Madison Avenue, Suite 201, New York, New York 10022, the principal sum of [ ] ($_______) payable, together with all unpaid and accrued interest, as set forth in this promissory note (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, the "Note").

         1.2. The Payor shall repay, and this Note shall mature and the outstanding principal amount thereof will become due and payable on [November 1, 2005] (the "Maturity Date").

         2.   Interest.

         2.1. The unpaid principal amount shall bear interest equal to 12.5% per annum.

         2.2. Interest shall be payable semiannually on May 1 and November 1 of each year, commencing on November 1, 1998, and in full on the Maturity Date (or on any such earlier date of payment of this Note is prepaid as hereinafter provided).

         2.3. If payment on the principal amount hereof and interest accrued thereon is not made when due and payable, at the Maturity Date or upon acceleration, then interest shall accrue on such unpaid amount, to the extent permitted by law, from the Maturity Date at the rate then in effect plus 2.00% per annum.

         2.4. In no event shall the Payee be entitled to receive interest, however characterized and including other consideration received in connection with this Note, at an effective rate in excess of the maximum rate permitted by law. If a court of competent jurisdiction determines that such amounts paid or agreed to be paid by the Payor in connection with this Note causes the effective interest rate on this Note to exceed the maximum rate permitted by law, such interest or other consideration shall automatically be reduced to a rate that results in an effective interest rate under this Note equal to the maximum rate permitted by law over the term hereof, and, in such event, the Payee shall either apply to the reduction of the unpaid principal balance of this Note any amounts received by it deemed to constitute excessive interest or refund such excess to Payor.

         3. Events of Default: Remedies. If any of the following events (any such event, an "Event of Default") shall occur and be continuing, subject to the subordination provisions in Section 4 hereto:

         3.1. the Payor shall fail to make any payment of principal of or interest on this Note within thirty (30) days after such payment is due;

         3.2. an event of default occurs and is continuing under any indebtedness for borrowed money of the Payor, which default has resulted in the acceleration of such indebtedness prior to its expressed maturity and the principal amount of such indebtedness, together with the principal amount of any other such indebtedness the maturity of which has been so accelerated and has not been paid, aggregates at least Two Million Dollars ($2,000,000);

         3.3. a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Payor and shall remain unpaid or shall not be released, discharged, dismissed, stayed or fully bonded for a period of at least sixty (60) days and are not insured against (after giving effect to customary deductibles), provided that the aggregate of all such judgments exceeds Two Thousand Dollars ($2,000,000);

         3.4. the Payor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code") or (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally; or

         3.5. a court of competent jurisdiction enters an order or decree under the Bankruptcy Code, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of the Payor's debts,
(ii) the appointment of a trustee, receiver, custodian or liquidator of the Payor or of all or any substantial part of its assets, or (iii) relief in respect of the Payor in an involuntary case, and such order or decree described in clause (i), (ii) or (iii) of this Section 3.5 shall continue undismissed or unstayed and in effect, for a period of sixty (60) days;

then, subject to Section 4.3 hereto, (i) upon the occurrence and during the continuance of any Event of Default described in Section 3.4 or 3.5, the unpaid principal amount of this Note, together with the interest accrued thereon (which interest shall be deemed matured), and all other amounts payable by the Payor hereunder, shall automatically become immediately due and payable, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other requirements of any kind, all of which are hereby expressly waived by the Payor, or (ii) during the continuance of any other Event of Default, the Payee may declare the entire unpaid principal amount of this Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon (which interest shall be deemed matured) and all other amounts payable hereunder, without presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other requirements of any kind, all of which are hereby expressly waived by the Payor.

         4. Subordination.

         4.1. All obligations of the Payor for principal, interest and other amounts payable hereunder (collectively, the "Subordinated Obligations") shall be subordinate and junior in right of payment to all liabilities and obligations of the Payor in connection with the Amended and Restated Credit Agreement, dated as of May l, 1998 (the "Credit Agreement"), by and among the Payor, The Chase Manhattan Bank, as administrative agent and collateral agent, and NationsBank, N.A., as co-agent (the "Senior Debt"), and the holder of this Note, by acceptance hereof, agrees to be bound by the provisions of this Section 4.

         4.2. The Payor hereby agrees that payment of principal and interest in respect of this Note shall be junior and subordinate and subject in right of payment to all Senior Debt.

         4.3. Unless and until all Senior Debt shall have been paid in full, the Payor will not make, and the holder of this Note shall not demand, accept or receive any direct or indirect payment (in cash, property, by set-off or otherwise) of or on account of any Subordinated Obligations and no such payment shall be due; provided, however, that if and so long as no Senior Event of Default (as hereinafter defined) exists or would exist after giving effect to such payment (unless such Senior Event of Default has been cured or waived by the holders of Senior Debt), nothing contained in this Section 4.3 shall prevent the Payor from making or the holder of this Note from accepting and receiving, any payment of interest on account of the Subordinated Obligations. Unless and until all Senior Debt shall be paid in full, no holder of this Note will commence any proceeding against the Payor under, or join with any creditor in any such proceeding under, any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any state government, unless the holder or holders of Senior Debt shall also join in or consent to the bringing of such proceeding. "Senior Event of Default" shall mean any default by the Payor in the payment when due of any Senior Debt or any default under any Senior Debt which constitutes an event of default permitting the holder or holders of Senior Debt to cause such Senior Debt to cause the same to become due prior to its stated maturity.

         4.4. No payment or distribution of any character, whether in cash, securities or other property, to which the holder of this Note would have been entitled except for the provisions of this Section 4 and which shall have been made to or for the account of the holders of the Senior Debt shall, as among the Payor and its creditors (other than the holders of such Senior Debt) and the holder of this Note, be deemed to be a payment or distribution by the Payor to or for the account of the holders of such Senior Debt, and from and after the payment in full of all such Senior Debt, the holders of this Note shall be subrogated to all rights of the holders of such Senior Debt to receive payments or distributions of cash, securities or other property applicable to such Senior Debt until all Subordinated Obligations shall be paid in full.

         4.5. The provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of the Senior Debt, on the one hand, and the holder of this Note, on the other hand, and the provisions of this
Section 4 may be enforced by any holder of the Senior Debt directly against the holder of this Note and the Payor. No holder of Senior Debt shall be prejudiced in the right to enforce subordination of this Note by any act or failure to act by the Payor or anyone in custody of its assets or property. Nothing herein shall impair, as between the Payor and the holder of this Note, the obligation of the Payor, which is unconditional and absolute, to pay to the holder of this Note the principal of and interest on this Note as and when the same shall become due in accordance with the terms hereof, as the case may be, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject, however, to the provisions of this Note and the rights of any holder of Senior Debt under this Section 4.

         4.6. Upon any payment or distribution of assets of the Payor referred to in this Section 4, the holder of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Payor is pending or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the holder of this Note for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holder or holders of the Senior Debt and other indebtedness of the Payor, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this
Section 4.

         4.7. If any payment, distribution or security or the proceeds of any thereof, shall be collected or received by the holder of this Note in contravention of any of the terms of this Section 4 and prior to the payment in full of the Senior Debt thereunder at the time outstanding, the holder hereof will hold in trust for, and forthwith deliver such payment, distribution, security or proceeds, to the extent necessary to pay all the Senior Debt in full to, the holder or holders of such Senior Debt. If at the time any payment, distribution, security or proceeds is delivered to any holder of the Senior Debt pursuant to this Section 4 and the Senior Debt then due and payable is less than the amount of such payment, distribution, security or proceeds, only the amount so due and payable shall be applied to the payment of Senior Debt, and such excess shall be applied to the payment of amounts of principal of or interest then due and payable on this Note.

         4.8. The Payor shall give prompt notice to the holder of this Note, on the one hand, and the holder or holders of the Senior Debt, on the other, of any notice, presentation or demand received by the Payor from the holder of Senior Debt or the holder of this Note, respectively, as the case may be, provided that, any failure to provide such notice shall not prejudice or impair any right of any holder of the Senior Debt to enforce the provisions of this Section 4.

         4.9. The Payee understands and agrees that the obligations of the Payor hereunder are fully subordinated to all obligations of the Payor owing under the Credit Agreement and the Senior Debt and the Payee shall have no recourse to any assets or property of the Payor hereunder and further agrees that in the event of any assignment for the benefit of creditors, marshalling of assets, dissolution, winding up or liquidation of the Payor, whether voluntary or involuntary, in bankruptcy or insolvency or other similar proceedings, the obligations of the Payor to pay principal and interest on this Note shall remain fully subordinated.

         5. Miscellaneous.

         5.1. Lost, Etc. Notes. Upon receipt by the Payor of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity of security in form satisfactory to it, or, if mutilated, upon surrender of this Note for cancellation, the Payor will issue and deliver in lieu of such Note a new Note, of like tenor in a like unpaid principal amount, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Notwithstanding the foregoing provisions of this Section 5.1, if this Note is lost, stolen or destroyed, then the written statement of the Payee as to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity or security shall be required as a condition to the execution and delivery by the Payor of a new Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than the Payee's unsecured written agreement to indemnify the Payor.

         5.2. No Waiver; Remedies Cumulative. No failure on the part of the Payee to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Payee of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.3. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Payor therefrom shall be effective unless the same shall be in writing and signed by the Payee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  5.4. Successors and Assigns. This Note shall be binding upon the Payor and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and assigns. The Payee shall not assign its rights or obligations hereunder without the prior written consent of the Payor.

         5.5. Governing Law. This Note shall be governed by and construed in accordance with the laws of the state of New York without giving effect to the provisions thereof governing conflict of law principles.

         5.6. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

         5.7. Jurisdiction. The Payor hereby irrevocably consents to the jurisdiction of any New York State or federal court located in New York, New York over any action or proceeding arising out of any dispute between the Payor and the Payee.


                                            MILLBROOK DISTRIBUTION SERVICES INC.



                                            By: /s/ Steven M. Grossman
                                                -------------------------------
                                                Name: Steven M. Grossman
                                                Title: Executive Vice President

                           [Page 662 to 666 to Come]

                                  SCHEDULE 4.01

                             QUALIFIED JURISDICTIONS


MILLBROOK DISTRIBUTION SERVICES INC.

Alabama                        Maryland                 Pennsylvania
Arizona                        Massachusetts            Rhode Island
Arkansas                       Michigan                 South Carolina
California                     Minnesota                South Dakota
Colorado                       Mississippi              Tennessee
Connecticut                    Missouri                 Texas
Delaware*                      Montana                  Utah
District of Columbia           Nebraska                 Vermont
Florida                        Nevada                   Virginia
Georgia                        New Hampshire            Washington
Idaho                          New Jersey               West Virginia
Illinois                       New Mexico               Wisconsin
Indiana**                      New York                 Wyoming
Iowa                           Noth Carolina
Kansas                         North Dakota
Kentucky                       Ohio
Louisiana                      Oklahoma
Maine                          Oregon


THE B. MANISCHEWITZ COMPANY, LLC

Delaware*
New Jersey









*state of formation
** application for the certificate of authority to do business has been filed

                                  SCHEDULE 4.05

                             MATERIAL ADVERSE CHANGE


MILLBROOK DISTRIBUTION SERVICES INC.

None


THE B. MANISCHEWITZ COMPANY, LLC

None

                           [SCHEDULE 4.06(a) to Come]

                                SCHEDULE 4.06(b)

                              COMPLIANCE WITH LAWS


MILLBROOK DISTRIBUTION SERVICES INC.

1.       See Schedule 4.06(a).

2. The information contained on Schedules 4.06(a) and 4.19 is incorporated herein by reference.


THE B. MANISCHEWITZ COMPANY, LLC

1. The information contained on Schedules 4.06(a) and 4.19 is incorporated herein by reference.

                                  SCHEDULE 4.09

                                      TAXES


MILLBROOK DISTRIBUTION SERVICES INC.

1. Any taxes for which Millbrook may be liable and which are for a period prior to and including the acquisition date of Millbrook by Holdings are the responsibility of McKesson Corporation, and are not included in this Schedule 4.09. Any audits for periods prior to and including the acquisition date may be controlled by McKesson Corporation, Millbrook or jointly at the direction of McKesson Corporation.

State Sales Tax

2. Kentucky has notified the Borrower of an intent to conduct a sales tax audit in November 1998 for the period October 1, 1994 through September 30, 1998.

3. Tennessee has notified the Borrower of an intent to conduct a sales tax audit for the period January 1, 1995 through December 31, 1997.

4. Virginia is currently conducting a sales tax audit for the period April 1, 1995 through March 31, 1998. No findings have been communicated to date.

State Income/Franchise

6.       Returns on Extension:

         Ohio Franchise Tax -- Fiscal Year ended 3/31/98
         Alabama Franchise Tax -- Calender Year ended 12/31/97


THE B. MANISCHEWITZ COMPANY, LLC

1. Manischewitz has not filed separate tax returns. MANO Holdings Corporation filed its 1991, 1992, 1994 and 1995 New Jersey Corporate Business Tax Returns late. Although no extensions were granted, all four returns were filed on February 29, 1996.

                         [SCHEDULE 4.10 To 4.18 To Come]

                                  SCHEDULE 4.19

                          ENVIRONMENTAL LAW COMPLIANCE


MILLBROOK DISTRIBUTION SERVICES INC.

1. In a letter dated January 18, 1996, the State of Arkansas Department of Pollution Control and Ecology (the "Department") notified the Company of its determination that "facilities similar to your company should be covered under the general storm water permit." The Department enclosed a form Notice of Intent for "your facility" (presumably the Company's Harrison facility), and requested that the form be completed and submitted to the Department by March 15, 1996. A completed form was not submitted; however, the Company's attorney has submitted a response stating that the Company believes it has no discharges of storm water associated with industrial activity.

2. On two occasions in 1995-1996 the Company exceeded the exempt volume of hazardous waste generation (cleaning solvent).

3. The Company is the defendant in the Corrected Consent Decree entered September 24, 1992, by the United States District Court for the Western District of Arkansas Harrison Division in United States of America v. Mass Merchandisers, Inc. (the "Decree"). The Decree concerns the Arkwood, Inc. Superfund Site in Omaha, Arkansas, which was formerly leased by the Company. The soils remedy was completed in 1995, leaving only monitoring off area springs and possible groundwater remediation if natural attenuation does not occur. The Company and R.A.B. Holdings, Inc. are indemnified by McKesson Corporation for this matter.

4. There are 4 underground storage tanks ("USTs") at the Harrison, Arkansas site and 5 USTs at the Leicester site.

5. In August 1994, the Occupation Safety and Health Administration ("OSHA") published final asbestos rules which revise certain requirements that existed in two OSHA standards issued in June 1986 (one governing general industry asbestos exposure, and the other, construction workplaces). One new requirement is that building owners and lessees with workplaces in a building (collectively, "facility owners") must identify the presence, location, and quantity of known asbestos containing materials or, in buildings constructed before 1981, "presumed" asbestos containing materials. All pre-1981 thermal system insulation, sprayed or troweled on surfacing materials, and resilient flooring material is presumed to be asbestos containing unless an industrial hygienist or person of similar skill determines that it is asbestos-free. The Company leases facilities constructed before 1981 and has not had such a determination made by an industrial hygienist or performed such asbestos compliance activities.

THE B. MANISCHEWITZ COMPANY, LLC

1. The information contained in the following environmental reports is incorporated herein by reference:

         Environmental Compliance Audit for Jersey City facility dated May 8, 1995; Phase I Environmental Site Assessment for Jersey City facility dated May 26, 1994; Enviro-Science Phase I Assessment for Vineland facility dated May 26, 1994; New Jersey DEP Notification of Historical Discharge dated November 13, 1995; Enviro-Science Past Uses of Property dated June 13, 1994; and Carlson Environmental, Inc. Phase I Assessment for Vacant Warehouse Building (4038-4048 West Belmont Avenue, Chicago, Illinois) dated August 20, 1997.

2. From time to time during renovations and maintenance, asbestos contained in the Owned Real Property and Leased Real Property has been disturbed in such a manner as to require remediation, which remediation has been performed. In August 1994, the Occupation Safety and Health Administration ("OSHA") published final asbestos rules which revise certain requirements that existed in two OSHA standards issued in June 1986 (one governing general industry asbestos exposure, and the other, construction workplaces). One new requirement is that building owners and lessees with workplaces in a building (collectively, "facility owners") must identify the presence, location, and quantity of known asbestos containing materials or, in buildings constructed before 1981, "presumed" asbestos containing materials. All pre-1981 thermal system insulation, sprayed or troweled on surfacing materials, and resilient flooring material is presumed to be asbestos containing unless an industrial hygienist or person of similar skill determines that it is asbestos-free. The Company leases facilities constructed before 1981 and has not had such a determination made by an industrial hygienist or performed such asbestos compliance activities.


3. Manischewitz's Jersey City, NJ facility is located on property formerly occupied, in part, by an iron foundry, brass foundry, brass works, and metal shop. These operations may have caused the release of hazardous materials in or from such facility.

                  [Page 678 to 680 To Come - Pl. Check with CS]

                                                                        ANNEX A



DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------

Millbrook Distribution          Secretary of             Secured Party: General Electric Company
Services                        State, Alabama           GE Lighting, Mgr. Credit Administration
400 Roy Parker Road                                      1975 Noble Road, Cleveland, OH 44112
Ozark, AL 36360                                          Amendment: Debtor's name and address
                                                         changed
                                                         File Date: 3/3/97
                                                         File Number: A043637
                                                         Collateral: Inventory consisting of lamps and
                                                         light bulbs, lighting fixtures, wiring devices,
                                                         batteries, portable lighting products,
                                                         accessories and parts; accounts receivable,
                                                         chattel paper, and any other right to the
                                                         payment of money and security therefor, now
                                                         or hereafter arising from the sale,
                                                         consignment or other transfer by Debtor of
                                                         the foregoing inventory; and proceeds of the
                                                         foregoing.
                                                         Original File Date: 4/5/82
                                                         File Number: A043637R
                                                         Amendment: Debtor's name, Secured Party's
                                                         address and collateral description amended
                                                         File Date: 7/27/94 File Number: A043637
                                                         Amendment: Name of Debtor and Secured
                                                         Party changed
                                                         File Date: 4/14/92 File Number: A043657
                                                         Continuation:
                                                         File Date: 1/27/92 File Number: A043637
                                                         Continuation:
                                                         File Date: 11/24/86 File Number: A043637R
Millbrook Distribution          Boone County,            Secured Party: Lawrence Photo- Graphic,
Service                         Arkansas                 Inc.
P.O.Box 790                                              1211 Cambridge Circle, Kansas City, KS
Hwy. 43 Rogers Ind.                                      66103
Harrison, AR 72601                                       File Date: 9/26/94 File Number: 94-1378
                                                         Collateral: Consigned graphic arts and
                                                         materials

                                                                        ANNEX A

                                                                    Page 2 of 6

DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------
Millbrook Distribution          Secretary of             Secured Party: General Electric Company
Services Inc                    State, Arkansas          GE Lighting,  Mgr. Credit Administration
Route 56 (Huntoon                                        1975 Noble Road, Cleveland, OH 44112
Memorial Highway)                                        Amendment: Debtor's name and address
Leicester, MA 01524                                      changed
                                                         File Date: 1/6/97  File Number: 164720
                                                         Original Date: 12/6/74  File Number: 164720
                                                         Collateral: Inventory consisting of lamps and
                                                         light bulbs, lighting fixtures, wiring devices,
                                                         batteries, portable light products, accessories
                                                         and parts;  accounts receivable, chattel paper,
                                                         and any other right to the payment of money
                                                         and security therefor, now or hereafter
                                                         arising from the sale, consignment or other
                                                         transfer by Debtor of the foregoing
                                                         inventory; and proceeds of the foregoing.
                                                         Continuation:
                                                         File Date: 10/27/94 File Number: 164720
                                                         Amendment: Debtor's name changed;
                                                         secured party's name and address changed;
                                                         collateral description amended.
                                                         File Date: 7/28/94 File Number: 164720
                                                         Amendment: Debtor's and secured party's
                                                         name and address changed.
                                                         File Date: 3/27/92 File Number: 164720
                                                         Continuation:
                                                         File Date: 7/25/89 File Number: 164720
                                                         Continuation:
                                                         File Date: 7/25/84 File Number: 164720
                                                         Continuation:
                                                         File Date: 11/14/79 File Number: 164720

                                                                        ANNEX A

                                                                    Page 3 of 6

DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------
Millbrook Distribution          Boone County,            Secured Party: General Electric Company
Services Inc.                   Arkansas                 GE Lighting   Mgr. Credit Administration
Route 56 (Huntoon                                        1975 Noble Road, Cleveland, OH 44112
Memorial Highway)                                        Amendment: Debtor's name and address
Leicester,  MA 01524                                     changed.
                                                         File Date: 12/30/96 File Number: 13827
                                                         Original File Date: 12/6/74 File Number:
                                                         13827
                                                         Collateral: Inventory consisting of lamps and
                                                         light bulbs, lighting fixtures, wiring devices,
                                                         batteries, portable lighting products,
                                                         accessories and parts; accounts receivable,
                                                         chattel paper, and any other right to the
                                                         payment of money and security therefor, now
                                                         or hereafter arising from the sale,
                                                         consignment or other transfer by Debtor of
                                                         the foregoing inventory; and proceeds of the
                                                         foregoing.
                                                         Continuation:
                                                         File Date: 10/27/94 File Number: 13827
                                                         Amendment: Debtor's name changed;
                                                         Secured Party's  address changed, collateral
                                                         description amended.
                                                         File Date: 7/27/94 File Number:  13827
                                                         Amendment: Debtor's and Secured Party's
                                                         name and address changed.
                                                         File Date: 3/19/92 File Number: 13827
                                                         Continuations:
                                                         File Date: 8/4/89 File Number: 13827
                                                         File Date: 7/23/84 File Number: 13827
                                                         File Date: 11/13/79 File Number: 13827

                                                                        ANNEX A

                                                                    Page 4 of 6

DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------
Millbrook Distribution          Secretary of             Secured Party: General Electric Company
Services Inc                    State,                   GE Lighting,  Mgr. Credit Administration
Route 56 (Huntoon               Massachusetts            1975 Noble Road, Cleveland, Ohio 44112
Memorial Hwy)                                            Amendment: Debtor's and Secured Party's
Leicester, MA 01524                                      name and address changed
                                                         File Date: 12/27/96 File Number: 438878
                                                         Original File Date: 3/10/90 File Number:
                                                         944358

                                                         Collateral: Inventory consisting of
                                                         lamps and light bulbs, lighting
                                                         fixtures, wiring devices, batteries,
                                                         portable lighting products, accessories
                                                         and parts; accounts receivable, chattel
                                                         paper, and any other right to the
                                                         payment of money and security therefor,
                                                         now or hereafter arising from the sale,
                                                         consignment or other transfer by Debtor
                                                         of the foregoing inventory; and proceeds
                                                         of the foregoing.

                                                                        ANNEX A

                                                                    Page 5 of 6

DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------
Millbrook Distribution          Secretary of             Secured Party: General Electric Company
Services Inc.                   State, North             GE Lighting, Mgr Credit Administration
Route 56 (Huntoon               Carolina                 1975 Noble Road, Cleveland, OH 44112
Memorial Highway)                                        Amendment: Debtor's name and address
Leicester, MA 01524                                      changed.
                                                         File Date: 12/31/96 File Number: 001412887
                                                         Collateral: Inventory consisting of lamps and
                                                         light bulbs, lighting fixtures, wiring devices,
                                                         batteries, portable lighting products,
                                                         accessories and parts; accounts receivable,
                                                         chattel paper, and any other right to the
                                                         payment of money and security therefor, now
                                                         or hereafter arising from the sale,
                                                         consignment or other transfer by Debtor of
                                                         the foregoing inventory; and proceeds of the
                                                         foregoing.
                                                         Original File Date: 8/27/90 File Number:
                                                         0709408
                                                         Continuation:
                                                         File Date: 5/18/95 File Number: 1227182
                                                         Amendment: debtor's name changed,
                                                         Secured Party's address changed, collateral
                                                         description amended
                                                         File Date: 7/28/94 File Number: 1131034
                                                         Amendment: Debtor's name changed
                                                         File Date: 3/20/92 File Number: 0872779

                                                                        ANNEX A

                                                                    Page 6 of 6

DEBTOR                          JURISDICTION             UCC FINANCING STATEMENTS
------                          ------------             ------------------------
Millbrook Distribution          Pitt County,
Services Inc                    North Carolina           Secured Party: General Electric Company,
Route 56 (Huntoon                                        GE Lighting, Mgr. Credit Administration
Memorial Highway)                                        1975 Noble Road, Cleveland, OH 44112
Leicester, MA 01524                                      Amendment: Debtor's name and address
                                                         changed
                                                         File Date: 12/30/96 File Number: 963699
                                                         Collateral: Inventory consisting of lamps and
                                                         light bulbs, lighting fixtures, wiring devices,
                                                         batteries, portable lighting products,
                                                         accessories and parts; accounts receivable,
                                                         chattel paper, and any other right to the
                                                         payment of money and security therefor, now
                                                         or hereafter arising from the sale,
                                                         consignment or other transfer by Debtor of
                                                         the foregoing inventory; and proceeds of the
                                                         foregoing.
                                                         Original File Date: 8/27/90 File Number:
                                                         902012
                                                         Continuation:
                                                         File Date: 5/19/95 File Number: 951605
                                                         Amendment: Debtor's name and Secured
                                                         Party's address changed, collateral
                                                         description amended
                                                         File Date: 7/29/94 File Number: 94-2044
                                                         Amendment: Debtor's name changed
                                                         File Date: 3/20/92 File Number: 920645